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                                                                    EXHIBIT 10.1

                            SWISS NATURAL FOODS, INC.

                             1999 STOCK OPTION PLAN

1.       Establishment, Purpose and Types of Awards

         Swiss Natural Foods, Inc. (the "Corporation") hereby establishes the SWISS NATURAL 1999 STOCK OPTION PLAN (the "Plan"). The purpose of the Plan is to promote the long-term growth and profitability of Swiss Natural Foods, Inc. by
(i) providing key people with incentives to improve stockholder value and to contribute to the growth and financial success of the Corporation and (ii) enabling the Corporation to attract, retain and reward the best available persons for positions of substantial responsibility.

         The Plan permits the granting of stock options, including nonqualified stock options and incentive stock options qualifying under Section 422 of the Code, in any combination (collectively, "Options").

2.       Definitions

Under this Plan, except where the context otherwise indicates, the following definitions apply:

         (a) "Board" shall mean the Board of Directors of the Corporation.

         (b) "Change in Control" shall mean: (i) an acquisition of the Company, which in the sole discretion of the Board immediately prior to such acquisition, is determined to be an acquisition hostile to, and not in the best interests of, the stockholders of the Company, or (ii) an acquisition of fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities by any person, as such term is used in Sections 13(d) and 14(d)(ii) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or
(iii) a change in the composition of the Board so that a majority of the members of the Board immediately prior to such change of control or change in composition of the Board, is determined to be a change hostile to, and not in the best interests of, the stockholders of the Company.

         (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

         (d) "Committee" shall mean the Board or committee of Board members appointed pursuant to Section 3 of the Plan to administer the Plan.

         (e) "Common Stock" shall mean shares of the Corporation's common stock, $.01 par value.

         (f) "Fair Market Value" of a share of the Corporation's Common Stock for any purpose on a particular date shall be determined in a manner such as the Committee shall in good faith determine to be appropriate; provided, however, that if the Common Stock is publicly traded, then Fair Market Value shall mean the last reported sale price per share of Common Stock, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on a national securities exchange or included for quotation on a system


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established by the National Association of Securities Dealers, Inc. ("Nasdaq
System"), or if the Common Stock is not so listed or admitted to trading or included for quotation, the last quoted price, or if the Common Stock is not so quoted, the average of the high bid and low asked prices, regular way, in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotations system that may then be in use or, if the Common Stock is not quoted by any such organization, the average of the closing bid and asked prices, regular way, as furnished by a professional market maker making a market in the Common Stock as selected in good faith by the Committee or by such other source or sources as shall be selected in good faith by the Committee; and, provided further, that in the case of incentive stock options, the determination of Fair Market Value shall be made by the Committee in good faith in conformance with the Treasury Regulations under Section 422 of the Code. If, as the case may be, the relevant date is not a trading day, the determination shall be made as of the next preceding trading day. As used herein, the term "trading day" shall mean a day on which public trading of securities occurs and is reported in the principal consolidated reporting system referred to above, or if the Common Stock is not listed or admitted to trading on a national securities exchange or included for quotation on the Nasdaq System, any day other than a Saturday, a Sunday or a day in which banking institutions in the State of New York are closed.

         (g) "Grant Agreement" shall mean a written agreement between the Corporation and a grantee memorializing the terms and conditions of an Option granted pursuant to the Plan.

         (h) "Grant Date" shall mean the date on which the Committee formally acts to grant an Option to a grantee or such other date as the Committee shall so designate at the time of taking such formal action.

         (i) "Parent" shall mean a corporation, whether now or hereafter existing, within the meaning of the definition of "parent corporation" provided in Section 424(e) of the Code, or any successor thereto of similar import.

         (j) "Rule 16b-3" shall mean Rule 16b-3 as in effect under the Exchange Act on the effective date of the Plan, or any successor provision prescribing conditions necessary to exempt the issuance of securities under the Plan (and further transactions in such securities) from Section 16(b) of the Exchange Act.

         (k) "Subsidiary" and "subsidiaries" shall mean only a corporation or corporations, whether now or hereafter existing, within the meaning of the definition of "subsidiary corporation" provided in Section 424(f) of the Code, or any successor thereto of similar import.

3.       Administration

         (a) Procedure. The Plan shall be administered by the Board. In the alternative, the Board may appoint a Committee consisting of not less than two
(2) members of the Board to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Once appointed, the Committee shall continue to serve until otherwise directed by the Board. From time to time, the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and, thereafter, directly administer the Plan.


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In the event that the Board is the administrator of the Plan in lieu of a
Committee, the term "Committee" as used herein shall be deemed to mean the Board. The Plan shall be administered in accordance with the then effective provisions of Rule 16b-3, provided that any amendment to the Plan required for compliance with such provisions shall be made in accordance with Section 10 of the Plan.

         Members of the Board or Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or the Committee during which action is taken with respect to the granting of an Option to him or her.

         The Committee shall meet at such times and places and upon such notice as it may determine. A majority of the Committee shall constitute a quorum. Any acts by the Committee may be taken at any meeting at which a quorum is present and shall be by majority vote of those members entitled to vote. Additionally, any acts reduced to writing or approved in writing by all of the members of the Committee shall be valid acts of the Committee.

         (b) Powers of the Committee. The Committee shall have all the powers vested in it by the terms of the Plan, such powers to include authority, in its sole and absolute discretion, to grant Options under the Plan, prescribe Grant Agreements evidencing such Options and establish programs for granting Options. The Committee shall have full power and authority to take all other actions necessary to carry out the purpose and intent of the Plan, including, but not limited to, the authority to:

                           (i) determine the eligible persons to whom, and the time or times at which Options shall be granted,

                           (ii)  determine the types of Options to be granted,

                           (iii) determine the number of shares to be covered by each Option,

                           (iv) impose such terms, limitations, restrictions and conditions upon any such Option as the Committee shall deem appropriate,

                           (v) modify, extend or renew outstanding Options, accept the surrender of outstanding Options and substitute new Options, provided that no such action shall be taken with respect to any outstanding Option which would adversely affect the grantee without the grantee's consent, and

                           (vi) accelerate or otherwise change the time in which an Option may be exercised, in whole or in part, including, but not limited to, any restriction or condition with respect to the vesting or exercisability of an Option following termination of any grantee's employment.

The Committee shall have full power and authority to administer and interpret the Plan and to adopt such rules, regulations, agreements, guidelines and instruments for the administration of the Plan and


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for the conduct of its business as the Committee deems necessary or advisable and to interpret same, all within the Committee's sole and absolute discretion.

         (c) Limited Liability. To the maximum extent permitted by law, no member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Option thereunder.

         (d) Indemnification. To the maximum extent permitted by law, the members of the Committee shall be indemnified by the Corporation in respect of all their activities under the Plan.

         (e) Effect of Committee's Decision. All actions taken and decisions and determinations made by the Committee on all matters relating to the Plan pursuant to the powers vested in it hereunder shall be in the Committee's sole and absolute discretion and shall be conclusive and binding on all parties concerned, including the Corporation, its stockholders, any participants in the Plan and any other employee of the Corporation, and their respective successors in interest.

4.       Shares Available for the Plan: Maximum Awards

         Subject to adjustments as provided in Section 9 of the Plan, the shares of stock that may be delivered or purchased under the Plan, including with respect to incentive stock options intended to qualify under Section 422 of the Code, shall not exceed an aggregate of 500,000 shares of Common Stock of the Corporation. The Corporation shall reserve said number of shares for Options to be awarded under the Plan, subject to adjustments as provided in Section 9 of the Plan. If any Option, or portion of an Option, under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited or otherwise terminated, surrendered or canceled as to any shares, the shares subject to such Option shall thereafter be available for further Options under the Plan unless such shares would not be deemed available for future Options pursuant to Section 16 of the Exchange Act.

         The maximum number of shares of Common Stock subject to Options of any combination that may be granted during any 12 consecutive month period to any one individual shall be limited to 350,000 shares. To the extent required by
Section 162(m) of the Code, shares of Common Stock subject to the foregoing limit with respect to which the related Option is terminated, surrendered or canceled shall not again be available for grant under this limit.

5.       Participation

         Participation in the Plan shall be open to all employees, officers, directors and consultants of the Corporation, or of any Parent or Subsidiary of the Corporation, as may be selected by the Committee from time to time. Notwithstanding the foregoing, participation in the Plan with respect to awards of incentive stock options shall be limited to employees of the Corporation or of any Parent or Subsidiary of the Corporation. To the extent necessary to comply with Rule 16b-3 or to constitute an "outside director" within the meaning of Section 162(m) of the Code, and only in the event that Rule 16b-3 or Section 162(m) of the Code is applicable to the Plan or an Option awarded thereunder, Committee members shall not be eligible to participate in the Plan while members of the Committee.

         Options may be granted to such eligible persons and for or with respect to such number of shares of Common Stock as the Committee shall determine, subject to the limitations in Section 4 of the Plan.


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A grant of any type of Option made in any one year to an eligible person shall neither guarantee nor preclude a further grant of that or any other type of Option to such person in that year or subsequent years.

6.       Stock Options

         Subject to the other applicable provisions of the Plan, the Committee may from time to time grant to eligible participants nonqualified stock options or incentive stock options as that term is defined in Section 422 of the Code. The Options granted shall be subject to the following terms and conditions.

         (a) Grant of Option. The grant of an Option shall be evidenced by a Grant Agreement, executed by the Corporation and the grantee, stating the number of shares of Common Stock subject to the Option evidenced thereby and the terms and conditions of such Option, in such form as the Committee may from time to time determine.

         (b) Price. The price per share payable upon the exercise of each Option ("exercise price") shall be determined by the Committee; provided, however, that in the case of incentive stock options, the exercise price shall not be less than 100% of the Fair Market Value of the shares on the date the Option is granted.

         (c) Payment. Options may be exercised in whole or in part by payment of the exercise price of the shares to be acquired in accordance with the provisions of the Grant Agreement, and/or such rules and regulations as the Committee may have prescribed, and/or such determinations, orders, or decisions as the Committee may have made. Payment of the exercise price shall be made in cash (or cash equivalents acceptable to the Committee) or by such other means as the Committee may prescribe. The Corporation may make or guarantee loans to grantees to assist grantees in exercising Options.

         The Committee, subject to such limitations as it may determine, may authorize payment of the exercise price, in whole or in part, by delivery of a properly executed exercise notice, together with irrevocable instructions, to:
(i) a brokerage firm designated by the Corporation to deliver promptly to the Corporation the aggregate amount of sale or loan proceeds to pay the exercise price and any withholding tax obligations that may arise in connection with the exercise, and (ii) the Corporation to deliver the certificates for such purchased shares directly to such brokerage firm.

         (d) Terms of Options. The term during which each Option may be exercised shall be determined by the Committee. In no event shall an Option be exercisable less than six months nor more than ten years from the date it is granted. Prior to the exercise of the Option and delivery of the shares certificates represented thereby, the grantee shall have none of the rights of a stockholder with respect to any shares represented by an outstanding Option.

         (e) Restrictions on Incentive Stock Options. The aggregate Fair Market Value (determined as of the Grant Date) of shares of Common Stock with respect to which all incentive stock options first become exercisable by any grantee in any calendar year under this or another plan of the Corporation and its Parent and Subsidiary corporations may not exceed $100,000 or such other amount as may be permitted from time to time under Section 422 of the Code. To the extent that such aggregate Fair Market Value shall exceed $100,000, or other applicable amount, such Options (taking Options into account in the order in which they were granted) shall be treated as nonqualified stock options. In such


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case, the Corporation may designate the shares of Common Stock that are to be treated as stock acquired pursuant to the exercise of an incentive stock option by issuing a separate certificate for such shares and identifying the certificate as incentive stock option shares in the stock transfer records of the Corporation.

         The exercise price of any incentive stock option granted to a grantee who owns (within the meaning of Section 422(b)(6) of the Code, after the application of the attribution rules in Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of shares of the Corporation or its Parent or Subsidiary corporations (within the meaning of Sections 422 and 424 of the Code) shall be not less than 110% of the Fair Market Value of the Common Stock on the grant date and the term of such Option shall not exceed five years.

         Incentive stock options shall only be issued to employees of the Corporation or of a Parent or Subsidiary of the Corporation.

         (f) Other Terms and Conditions. Options may contain such other provisions, not inconsistent with the provisions of the Plan, as the Committee shall determine appropriate from time to time. No Option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant Agreement evidencing such Option.

7.       Withholding of Taxes

         The Corporation may require, as a condition to any exercise of an Option under the Plan or a Grant Agreement (hereinafter referred to as a "taxable event"), that the grantee pay to the Corporation, in cash, any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan. The Corporation, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee any federal, state or local taxes of any kind required by law to be withheld with respect to any taxable event under the Plan, or to retain or sell without notice a sufficient number of the shares to be issued to such grantee to cover any such taxes.

8.       Transferability

         To the extent required to comply with Rule 16b-3, and in any event in the case of an incentive stock option, no Option granted under the Plan shall be transferable by a grantee otherwise than by will or the laws of descent and distribution. Unless otherwise determined by the Committee in accord with the provisions of the immediately preceding sentence, an Option may be exercised during the lifetime of the grantee, only by the grantee or, during the period the grantee is under a legal disability, by the grantee's guardian or legal representative.

9.       Adjustments; Business Combinations

         In the event of a reclassification, recapitalization, stock split, stock dividend, combination of shares, or other similar event, the maximum number and kind of shares reserved for issuance or with respect to which Options may be granted under the Plan as provided in Section 4 shall be adjusted to reflect such event, and the Committee shall make such adjustments as it deems appropriate and equitable in the number, kind and price of shares covered by outstanding Options made under the Plan, and in any


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other matters which relate to Options and which are affected by the changes in the Common Stock referred to above.

         In the event of any proposed Change in Control, the Committee shall take such action as it deems appropriate to effectuate the purposes of this Plan and to protect the grantees of Options, which action may include, but without limitation, any one or more of the following: (i) acceleration or change of the exercise dates of any Option; (ii) arrangements with grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option; and (iii) in any case where equity securities other than Common Stock of the Corporation are proposed to be delivered in exchange for or with respect to Common Stock of the Corporation, arrangements providing that any Option shall become one or more Options with respect to such other equity securities.

         In the event the Corporation dissolves and liquidates (other than pursuant to a plan of merger or reorganization), then notwithstanding any restrictions on exercise set forth in this Plan or any Grant Agreement (i) each grantee shall have the right to exercise his Option at any time up to ten (10) days prior to the effective date of such liquidation and dissolution; and (ii) the Committee may make arrangements with the grantees for the payment of appropriate consideration to them for the cancellation and surrender of any Option that is so canceled or surrendered at any time up to ten (10) days prior to the effective date of such liquidation and dissolution. The Committee may establish a different period (and different conditions) for such exercise, cancellation, or surrender to avoid subjecting the grantee to liability under
Section 16(b) of the Exchange Act Any Option not so exercised, canceled, or surrendered shall terminate on the last day for exercise prior to such effective date.

10.      Termination and Modification of the Plan

         The Board, without further approval of the stockholders, may modify or terminate the Plan or any portion thereof at any time, except that no modification shall become effective without prior approval of the stockholders of the Corporation if stockholder approval is necessary to comply with any tax or regulatory requirement or rule of any exchange or Nasdaq System upon which the Common Stock is listed or quoted; including for this purpose stockholder approval that is required for continued compliance with Rule 16b-3 or stockholder approval that is required to enable the Committee to grant incentive stock options pursuant to the Plan.

         The Committee shall be authorized to make minor or administrative modifications to the Plan as well as modifications to the Plan that may be dictated by requirements of federal or state laws applicable to the Corporation or that may be authorized or made desirable by such laws. The Committee may amend or modify the grant of any outstanding Option in any manner to the extent that the Committee would have had the authority to make such Option as so modified or amended. No modification may be made that would materially adversely affect any Option previously made under the Plan without the approval of the grantee.

11.      Non-Guarantee of Employment

         Nothing in the Plan or in any Grant Agreement thereunder shall confer any right on an employee to continue in the employ of the Corporation or shall interfere in any way with the right of the Corporation to terminate an employee at any time.


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12.      Termination of Employment

         For purposes of maintaining a grantee's continuous status as an employee and accrual of rights under any Options, transfer of an employee among the Corporation and the Corporation's Parent or Subsidiaries shall not be considered a termination of employment. Nor shall it be considered a termination of employment for such purposes if an employee is placed on military or sick leave or such other leave of absence which is considered as continuing intact the employment relationship; in such a case, the employment relationship shall be continued until the date when an employee's right to reemployment shall no longer be guaranteed either by law or contract.

13.      Written Agreement

         Each Grant Agreement entered into between the Corporation and a grantee with respect to an Option granted under the Plan shall incorporate the terms of this Plan and shall contain such provisions, consistent with the provisions of the Plan, as may be established by the Committee.

14.      Non-Uniform Determinations

         The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Options, the form, amount and timing of such Options, the terms and provisions of such Options and the agreements evidencing same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Options under the Plan, whether or not such persons are similarly situated.

15.      Limitation on Benefits

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

16.      Listing and Registration

         If the Corporation determines that the listing, registration or qualification upon any securities exchange or upon any Nasdaq System or under any law, of shares subject to any Option is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of shares thereunder, no such Option may be exercised in whole or in part and no restrictions on such Option shall lapse, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Corporation.

17.      Compliance with Securities Laws

         The Corporation may require that a grantee, as a condition to exercise of an Option, and as a condition to the delivery of any share certificate, provide to the Corporation, at the time of each such exercise and each such delivery, a written representation that the shares of Common Stock being acquired shall be acquired by the grantee solely for investment and will not be sold or transferred without registration or the availability of an exemption from registration under the Securities Act and


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applicable state securities laws. The Corporation may also require that a grantee submit other written representations which will permit the Corporation to comply with federal and applicable state securities laws in connection with the issuance of the Common Stock, including representations as to the knowledge and experience in financial and business matters of the grantee and the grantee's ability to bear the economic risk of the grantee's investment. The Corporation may require that the grantee obtain a "purchaser representative" as, that term is defined in applicable federal and state securities laws. The stock certificates for any shares of Common Stock issued pursuant to this Plan may bear a legend restricting transferability of the shares of Common Stock unless such shares are registered or an exemption from registration is available under the Securities Act and applicable state securities laws. The Corporation may notify its transfer agent to stop any transfer of shares of Common Stock not made in compliance with these restrictions. Common Stock shall not be issued with respect to an Option granted under the Plan unless the exercise of such Option and the issuance and delivery of share certificates for such Common Stock pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any national securities exchange or Nasdaq System upon which the Common Stock may then be listed or quoted, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance to the extent such approval is sought by the Committee.

18.      Governing Law

         The validity, construction and effect of the Plan, of Grant Agreements entered into pursuant to the Plan, and of any rules, regulations, determinations or decisions made by the Board or Committee relating to the Plan or such Grant Agreements, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with applicable federal laws and the laws of the State of Delaware, without regard to its conflict of laws rules and principles.

19.      Plan Subject to Certificate of Incorporation and By-Laws

         This Plan is subject to the Certificate of Incorporation and By-Laws of the Corporation, as they may be amended from time to time.

20.      Effective Date; Termination Date

         The Plan is effective as of ______, 1999, the date on which the Plan was adopted by the Board, subject to approval of the stockholders within twelve months of such date. Unless previously terminated, the Plan shall terminate on the close of business on ______, 2009, ten years from the effective date. Subject to other applicable provisions of the Plan, all Options granted under the Plan prior to termination of the Plan shall remain in effect until such Options have been satisfied or terminated in accordance with the Plan and the terms of such Options.


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
                                                                    EXHIBIT 10.2

                  Agreement made as of March 1, 1999, between SWISS
NATURAL FOODS, INC., a Delaware corporation (the "Company") and Ralph Ferrante (the "Executive").

1.       EMPLOYMENT

         The Company hereby employs Executive and Executive accepts employment as an executive. Executive will travel as reasonably necessary and has heretofore been his practice for the performance of his duties. Executive will devote his skills and best efforts, as required, to advance the interests of the Company.

2.       TERM

         2.1 The term of this Agreement will begin on March 1, 1999 and will continue until February 28, 2002 unless sooner terminated.

3.       COMPENSATION

         3.1 The Company will pay Executive a base salary at the rate of one hundred sixty-eight thousand ($168,000) dollars per annum and during the period March 1, 1999 through February 29, 2000 ($80,000 of which is to be paid March 1, 1999 through August 31, 1999); a base salary of one hundred eighty-five thousand

($185,000) dollars during the period March 1, 2000 through February 28, 2001 and a base salary of two hundred four thousand ($204,000) dollars during the period March 1, 2001 through February 28, 2002. Said base salary is to be paid no less frequently than monthly. Notwithstanding any provision of this Agreement to the contrary, the Company may at any time or from time to time, increase the base salary, provide for a bonus, or otherwise increase or add to the benefits receivable by the Executive. In the event that such base salary or benefit shall be so increased, then, from and after the date of such increase, each base salary or benefit shall be so increased.

4.       BENEFITS

         4.1 Executive shall be eligible to participate in any plan adopted in the future for the benefit of any employee of the Company, such as pension plans, profit sharing plans, stock option or stock purchase plans, bonus, investment funds, and group or other insurance or hospitalization plans and benefits. In lieu of participating in a medical or life insurance program, the Executive shall receive an allowance for medical insurance of thirteen thousand ($13,000) dollars for each of the periods March 1, 1999 through February 29,


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

2000 ($1,500 of which is to be paid March 1, 1999 through August 31, 1999), March 1, 2000 through February 28, 2001 and March 1, 2001 and March 1, 2001 through February 28, 2002. The Executive shall receive an allowance for life insurance of ten thousand ($10,000) dollars for the period March 1, 1999 through February 28, 2000 (to be paid September 1, 1999 through February 28, 2000) and twelve thousand ($12,000) dollars for the periods March 1, 2000 through February 28, 2001 and March 1, 2001 through February 28, 2002.

         4.2 The Executive shall be given a car allowance of seventy-two hundred ($7,200) dollars for the period March 1, 1999 through February 29, 2000; ninety-six hundred ($9,600) dollars for the periods March 1, 2000 through February 28, 2001 and March 1, 2001 through February 28, 2002.

         4.3 Executive shall be entitled to the equivalent of four weeks vacation in each 12 month period.


         4.4 The Company shall reimburse Executive for all reasonable business expenses incurred in connection with the performance of his duties under this


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Agreement or paid by Executive on behalf of the Company in accordance with the
Company's general policies regarding accounting for expenses.

         4.5 All base salary payable under this Agreement will be subject to applicable tax withholding if any.



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5.       BONUS

         For the five (5) consecutive full fiscal years following an initial public offering Executive shall be granted a bonus of 3,000 common stock purchase options, exercisable at $.50, for every fifty thousand ($50,000) dollars of earnings that the Company reports in its audited financial statements in excess of earnings of $750,000 before interest, taxes, charges resulting from stock, debenture or stock option issuances and underwriter's consulting fees.

6.       TERMINATION

         6.1 The Executive's employment hereunder shall terminate upon the Executive's death, in which event the Company shall pay to the designee of the Executive, or if there be no designee, to his estate, the salary to which he would be entitled pursuant hereto through the date of his death and for a period of one hundred eighty (180) days thereafter.


         6.2 Disability. The Company may terminate the Executive's employment hereunder by written notice to the executive if (i) as a result of the executive's permanent incapacity due to physical or mental disability or illness



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

as determined by a physician mutually agreed upon by the Executive and the Company and the Executive shall have been unable to perform a substantial portion of his duties hereunder for a period of 180 consecutive days in any 12 consecutive months and (ii) within fifteen (15) days after written notice of termination hereunder is given by the Company (which may be given at any time after the end of such 180 days of absence) the Executive shall not have returned to the substantial performance of his duties hereunder. During any period that the Executive fails to perform his duties hereunder as a result of incapacity due to physical or mental disability or illness (a "Disability Period"), the Executive shall continue to receive his full base salary hereunder until his employment is terminated pursuant to this Section provided that payments so made to the Executive shall be reduced by the sum of the amounts, if any, payable to the Executive for the Disability Period under any disability benefit plans obtained by the Company.

         6.3 Termination by Company. The Company may, pursuant to the procedure prescribed in Section 6.5 below, terminate the Executive's employment hereunder for "Cause." "Cause" shall mean any of the following:

         (i) Executive is convicted of a felony including conviction under state or federal laws of any embezzlement, theft relating to the Company or any of its subsidiaries or affiliated entities;

         (ii)  Executive becomes an alcoholic or addicted to drugs;

         (iii) Executive is convicted of a felony; and

         (iv)  Cause shall not include death or disability of the Executive.

         6.4 Termination by Executive. The Executive may, pursuant to the procedure prescribed in Section 6.5. below, terminate his employment hereunder at any time, if with "Good Reason." "Good Reason" shall mean any of the following (without Executive's express written consent):


                  (i) a material change or reduction in the position, duties, status or reporting responsibilities; a removal from or failure to be elected to a previously held position or failure to comply with Section 1 above, except in connection with the termination of his employment for Cause, as a result of the Executive's disability or death or termination by the Executive other than for Good Reason;

                  (ii) a reduction in the Executive's compensation or benefits provided in Sections 3 and 4; and

                  (iii) any material breach by Company of its material obligations hereunder which breach is not cured within thirty (30) days after written demand for performance which identifies the manner in which the Executive believes that the Company has not performed its obligations hereunder is delivered to the Company by the Executive.


         6.5 Procedure to Terminate for Cause or With Good Reason. In the event that (i) the Company proposes to terminate the Executive's employment for Cause or (ii) the Executive proposes to terminate his employment with Good Reason, then the Company or the Executive, as the case may be, shall give written notice of such proposed termination to the other party, specifying such alleged Cause or Good Reason, and the other party, shall have thirty (30) days from the time of receipt of such notice to cure the alleged deficiency. In the event that the Cause or Good Reason for termination, as the case may be, is not subject to cure or is not, if subject to cure, acknowledged by the party proposing to terminate to have been cured within thirty (30) days thereafter, then notice of such proposed termination may be given by the party proposing termination to an arbitrator or arbitrators, to be chosen pursuant to Section 13 hereof, who shall determine if such proposed termination is in fact for Cause or with Good Reason, as the case may be, and if curable, if any attempt at cure was successful.


                  If, in the case of a proposed termination by the Company for Cause the arbitrator(s) shall determine that Cause for termination existed and, if curable, was not cured, then the Company, acting through its Board of Directors, may proceed to give notice of such termination to the Executive and this Agreement shall be terminated without any further liability of the Company to the Executive other than for unpaid compensation and benefits to the date of termination. If the arbitrator(s) shall determine that such proposed termination by the Company was either without Cause, or that the Cause thereof was appropriately cured as aforesaid, then the notices of proposed termination theretofore given by the Company shall be deemed withdrawn and of no further force or effect. Despite such adverse determination, the Company, acting through its Board of Directors, may give notice to the Executive electing to terminate the Executive's employment without Cause. In the event the Company nevertheless after such adverse determination elects to terminate without Cause, the Company shall continue to provide the Executive the compensation and benefits provided in Section 3, 4 and 5 hereof for the remaining term of this Agreement.

                  If such notice of proposed termination shall have been given by the Executive and the arbitrator shall determine that Good Reason for such termination existed and, if curable, was not cured, then the Executive may proceed to give notice of termination to the Company and the Company shall continue to provide the Executive the compensation and benefits provided in
Section 3, 4 and 5 hereof for the remaining term of this Agreement. If the arbitrator shall determine that Good Reason did not exist or that Good Reason existed but was cured, then the notice of proposed termination theretofore given by the Executive shall be deemed withdrawn. Despite such adverse determination, the Executive may give notice to the Company of his election to terminate his employment without Good Reason, in which later event the Executive shall be entitled to receive his unpaid compensation to the date of termination and to no further compensation hereunder.

         6.6 Leave of Absence. If the Executive is indicted or otherwise charged by a governmental agency with having committed a felony or otherwise commit misconduct which materially adversely affects the reputation of the Company, the Company shall have the right to require the Executive to take a leave of absence until such indictment or charge is satisfactorily resolved, or this Agreement otherwise terminates in accordance with its terms or the Board of Directors determines that no such material adverse effect persists. During any such leave of absence, the Executive shall continue to receive all compensation and benefits provided for to the same extent as if he had not taken a leave of absence.

         6.7 Mitigation. Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking employment or otherwise.

         6.8 Effect of Termination. The termination of this Agreement shall not result in a waiver or other termination of the liabilities of any party for a breach of this Agreement or of any liabilities which, by their express terms or by implication, survive the termination of this Agreement or Executive's employment hereunder.

7. NON-COMPETITION.

         7.1 Restrictive Covenant. If this Agreement is (i) terminated by the Company pursuant to Section 6.3 or if the Agreement is terminated by the Executive without Good Reason or by the Company with Cause, then for a period of two (2) years following such termination date or (ii) if this Agreement expires according to its terms then for a period of one (1) year following such termination date, the Executive or any member of his family or any entity controlled by Executive will not, directly or indirectly, in the geographic area in which the Company does business as of the date of termination without the prior written consent of the Company, directly or indirectly, act as an officer, director, employee or stockholder of, or as a partner or principal in, any business in which the Company is then participating, provided, however, that nothing contained in this clause shall be deemed to prohibit the Executive from, directly or indirectly, owning, as an investment, individually not more than a 10% equity interest in any such operation or enterprise.

8. NOTICE. Any notice or other communication hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, to the respective parties hereto as follows:

(a)      If to the Company:
         Swiss Natural Foods, Inc.

         1031 Route 9W
         Upper Grandview, NY 10960

(b)      If to the Executive:

         Dr. Ralph Ferrante
         1031 Route 9W
         Upper Grandview, NY 10960

         The address of either party hereto above specified may be changed by written notice to the other party.


9. INDEMNIFICATION. The Company will indemnify the Employee (and his legal representative or other successors) to the fullest extent permitted by the laws of the State of Delaware and its existing certificate of incorporation and by-laws, and the Employee shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its officers and employees, against all costs, charges and expenses whatsoever incurred or sustained by him (or his legal representatives or other successors) in connection with any action, suit or proceeding to which he (or his legal representatives or other successors) may be made a party by reason of his being or having been a director, employee or consultant of the Company or its subsidiaries and affiliates.

10. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all prior or contemporaneous negotiations, discussions and agreements (written or oral).

11. BENEFIT AND BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company but shall be personal to and not assignable by the Executive. The Company may assign its rights and/or obligations hereunder only with the prior written consent of the Executive.


12. AMENDMENT; WAIVER. This Agreement may be amended, superseded, cancelled, renewed, extended or otherwise modified, and the terms or covenants hereof may be waived, only by, and only to the extent provided in, a written instrument executed by the party against whom such modification or waiver is sought to be enforced, and no conduct, behavior or pattern of conduct or behavior shall constitute, or be deemed to constitute, any such modification or waiver. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.


13. ARBITRATION. Any determination of whether any proposed termination is for "Cause" or with "Good Reason" and any other dispute arising under this Agreement shall be determined by arbitration in the City of New York in accordance with the then prevailing rules of the American Arbitration Association, before an arbitrator or arbitrators appointed pursuant to such rules, and the determination of such arbitrator or arbitrators shall be final, binding and conclusive on the parties. The prevailing party shall be entitled to recover reasonable attorneys' fees and the costs of initiating the arbitration proceeding.

14. HEADINGS. Any headings preceding the text of any of the Sections or Subsections of this Agreement are inserted for convenience of reference only, and shall neither constitute a part of this Agreement nor effect its construction, meaning or effect.

15. SEVERABILITY. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If any provision of this Agreement is too broad, in scope or duration or otherwise, as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

16. GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and shall be governed by, the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York.

17. ATTORNEYS' FEES. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party, which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief which may be awarded.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the 1st day of March, 1999.

                                                     SWISS NATURAL FOODS, INC.

                                                     By:/s/Herbert Paul

                                                     /s/Ralph Ferrante

                                                     Ralph Ferrante

                                                                    EXHIBIT 10.3

                  Consulting Agreement made as of March 1, 1999, between SWISS NATURAL FOODS, INC., a Delaware corporation (the "Company") and Herbert Paul, P.C. (the "Consultant").

1.       ENGAGEMENT

         The Company hereby engages Consultant and Consultant accepts engagement as a business consultant. Consultant will travel as reasonably necessary and has heretofore been its practice in the past for the Company.

2.       TERM

         2.1 The term of this Agreement will begin on March 1, 1999 and will continue until February 28, 2002 unless sooner terminated as herein provided.

3.       FEE


         3.1 The Company will pay Consultant a fee at the rate of ninety-nine thousand seven hundred-fifty ($99,750) dollars during the period March 1, 1999 through February 29, 2000 ($47,500 of which is to be paid March 1, 1999 through August 31, 1999), a fee to be paid of one hundred ten thousand ($110,000) dollars for the period March 1, 2000 through February 28, 2001 and a fee of one hundred twenty-one thousand ($121,000) dollars during the period March 1, 2001 through February 28, 2002. Such fees to be paid no less frequently than monthly. As an additional fee, Consultant shall receive a payment towards each of medical and other insurance of forty-seven hundred fifty ($4,750) dollars for the period March 1, 1999 through February 29, 2000 (to be paid September 1, 1999 through February 28, 2000); forty-seven hundred fifty ($4,750) dollars for each insurance for the period March 1, 2000 through February 28, 2001 and March 1, 2001 through March 1, 2002. For the five (5) consecutive full fiscal years following an initial public offering Consultant shall be granted a bonus fee of 3,000 common stock purchase options, exercisable at $.50, for every fifty thousand ($50,000) dollars of earnings that the Company reports in its audited financial reports in excess of $750,000 before interest, taxes, charges resulting from stock, debenture or stock option issuances and underwriters consulting fees. Notwithstanding any provision of this Agreement to the contrary the Company may at any time or from time to time, provide for additional fees or bonus to be received by the Consultant. In the event such fees are increased, then, from and after the date of such increase, each fee shall be so increased.

         4.1 The Company shall reimburse Consultant for all reasonable business expenses incurred in connection with the performance of his services under this Agreement or paid by Consultant on behalf of the Company.

         4.2 Termination by Company. The Company may, pursuant to the procedure prescribed in Section 5.5 below, terminate the Consultant's engagement hereunder for "Cause." "Cause" shall mean any of the following:

         (i) Consultant is convicted under state or federal laws of any embezzlement, theft relating to the Company or any of its subsidiaries or affiliated entities;

         (ii) Consultant becomes an alcoholic or addicted to drugs;

         (iii)  Consultant is convicted of a felony; and

         (iv) Cause shall not include death or disability of Consultant.

         4.3 Termination by Consultant. The Consultant may, pursuant to the procedure prescribed in Section 5.5. below, terminate his engagement hereunder at any time, if with "Good Reason." "Good Reason" shall mean any of the following (without Consultant's express written consent):

         (i) Failure to comply with Section 1 above, except in connection with the termination of his engagement for Cause;

         (ii)  a reduction in the Consultant's fees;

         (iii) any material breach by Company of its material obligations hereunder which breach is not cured within thirty (30) days after written demand for performance which identifies the manner in which the Consultant believes that the Company has not performed its obligations hereunder is delivered to the Company by the Consultant.

         4.4 Procedure to Terminate for Cause or With Good Reason. In the event that (i) the Company proposes to terminate the Consultant's engagement for Cause or (ii) the Consultant proposes to terminate his engagement with Good Reason, then the Company or the Consultant, as the case may be, shall give written notice of such proposed termination to the other party, specifying such alleged Cause or Good Reason, and the other party, shall have thirty (30) days from the time of receipt of such notice to cure the alleged deficiency. In the event that the Cause or Good Reason for termination, as the case may be, is not subject to cure or is not, if subject to cure, acknowledged by the party proposing to terminate to have been cured within thirty (30) days thereafter, then notice of such proposed termination may be given by the party proposing termination to an arbitrator or arbitrators, to be chosen pursuant to
Section 11 hereof, who shall determine if such proposed termination is in fact for Cause or with Good Reason, as the case may be, and if curable, if any attempt at cure was successful.

                  If, in the case of a proposed termination by the Company for Cause the arbitrator(s) shall determine that Cause for termination existed and, if curable, was not cured, then the Company, acting through its Board of Directors, may proceed to give notice of such termination to the Consultant and this Agreement shall be terminated without any further liability of the Company to the Consultant other than for unpaid fees and benefits to the date of termination. If the arbitrator(s) shall determine that such proposed termination by the Company was either without Cause, or that the Cause thereof was appropriately cured as aforesaid, then the notices of proposed termination theretofore given by the Company shall be deemed withdrawn and of no further force or effect. Despite such adverse determination, the Company, acting through its Board of Directors, may give notice to the Consultant electing to terminate the Consultant's engagement without Cause. In the event the Company nevertheless after such adverse determination elects to terminate without Cause, the Company shall continue to provide the Consultant the fees and benefits provided in
Section 3 hereof for the remaining term of this Agreement.

                  If such notice of proposed termination shall have been given by the Consultant and the arbitrator shall determine that Good Reason for such termination existed and, if curable, was not cured, then the Consultant may proceed to give notice of termination to the Company and the Company shall continue to provide the Consultant the fees and benefits provided in Section 3 hereof for the remaining term of this Agreement. If the arbitrator shall determine that Good Reason did not exist or that Good Reason existed but was cured, then the notice of proposed termination theretofore given by the Consultant shall be deemed withdrawn. Despite such adverse determination, the Consultant may give notice to the Company of his election to terminate his engagement without Good Reason, in which later event the Consultant shall be entitled to receive his unpaid fees to the date of termination and to no further fees hereunder.

         4.5 Mitigation. Consultant shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other engagements or otherwise.

         4.6 Effect of Termination. The termination of this Agreement shall not result in a waiver or other termination of the liabilities of any party for a breach of this Agreement or of any liabilities which, by their express terms or by implication, survive the termination of this Agreement or Consultant's engagement hereunder.

         4.7 The Consultant's engagement hereunder shall terminate upon the Consultant's death, in which event the Company shall pay to the designee of the Consultant, or if there be no designee, to his estate, the fee to which he would be entitled pursuant hereto through the date of his death and for a period of one hundred eighty (180) days thereafter.

         4.8 The Company may terminate the Consultant's engagement hereunder by written notice to the Consultant if (i) as a result of the Consultant's permanent incapacity due to physical or mental disability or illness, which is determined by a physician mutually agreed upon by the Consultant and the

Company, the Consultant shall have been unable to perform a substantial portion of his services hereunder for a period of 180 consecutive days in any 12 consecutive months and (ii) within fifteen (15) days after written notice of termination hereunder is given by the Company (which may be given at any time after the end of such 180 days of absence) the Consultant shall not have returned to the substantial performance of his services hereunder. During any period that the Consultant fails to perform his services hereunder as a result of incapacity due to physical or mental disability or illness (a "Disability Period"), the Consultant shall continue to receive his full fee hereunder until his engagement is terminated pursuant to this Section.

5.       NON-COMPETITION.

         5.1 Restrictive Covenant. If this Agreement is (i) terminated by the Company pursuant to Section 4.2 or if the Agreement is terminated by the Consultant without Good Reason or by the Company with Cause, then for a period of two (2) years following such termination date or (ii) if this Agreement expires according to its terms then for a period of one (1) year following such termination date, the Consultant will not, directly or indirectly, in the geographic area in which the Company does business as of the date of termination without the prior written consent of the Company, directly or indirectly, act as a consultant to any business in which the Company is then participating.

6. NOTICE. Any notice or other communication hereunder shall be in writing and shall be personally delivered or sent by registered or certified mail, return receipt requested, to the respective parties hereto as follows:

(a)      If to the Company:

         Swiss Natural Foods, Inc.
         1031 Route 9W
         Upper Grandview, NY 10960

(b)      If to the Consultant:

         Mr. Herbert Paul
         775 Oakleigh Rd.
         N. Woodmere, NY 11581

         The address of either party hereto above specified may be changed by written notice to the other party.

7. INDEMNIFICATION. The Company will indemnify the Consultant to the fullest extent permitted by the laws of the State of Delaware and its existing certificate of incorporation and by-laws, and the Consultant shall be entitled to the protection of any insurance policies the Company may elect to maintain generally for the benefit of its officers, employees, consultants, and others, against all costs, charges and expenses whatsoever incurred or sustained by him (or his legal representatives or other successors) in connection with any action, suit or proceeding to which he (or his legal representatives or other successors) may be made a party by reason of his being or having been a consultant of the Company or its subsidiaries and affiliates.

8. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all prior or contemporaneous negotiations, discussions and agreements (written or oral).


9. BENEFIT AND BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company but shall not be assignable by the Consultant. The Company may assign its rights and/or obligations hereunder only with the prior written consent of the Consultant.

10. AMENDMENT; WAIVER. This Agreement may be amended, superseded, cancelled, renewed, extended or otherwise modified, and the terms or covenants hereof may be waived, only by, and only to the extent provided in, a written instrument executed by the party against whom such modification or waiver is sought to be enforced, and no conduct, behavior or pattern of conduct or behavior shall constitute, or be deemed to constitute, any such modification or waiver. The failure of either party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by either party of the breach of any term or covenant contained in this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such breach, or a waiver of the breach of any other term or covenant contained in this Agreement.


11. ARBITRATION. Any determination of whether any proposed termination is for "Cause" or with "Good Reason" and any other dispute arising under this Agreement shall be determined by arbitration in the City of New York in accordance with the then prevailing rules of the American Arbitration Association, before an arbitrator or arbitrators appointed pursuant to such rules, and the determination of such arbitrator or arbitrators shall be final, binding and conclusive on the parties. The prevailing party shall be entitled to recover reasonable attorneys' fees and the costs of initiating the arbitration proceeding.

12. HEADINGS. Any headings preceding the text of any of the Sections or Subsections of this Agreement are inserted for convenience of reference only, and shall neither constitute a part of this Agreement nor effect its construction, meaning or effect.

13. SEVERABILITY. If any provision of this Agreement is invalid, illegal or unenforceable, the balance of this Agreement shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If any provision of this Agreement is too broad, in scope or duration or otherwise, as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

14. GOVERNING LAW. This Agreement shall be deemed to be a contract made under, and shall be governed by, the laws of the State of New York and for all purposes shall be construed in accordance with the laws of the State of New York.

15. ATTORNEYS' FEES. If any arbitration action is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party, which fees may be set by the arbitrators, and such fees shall be in addition to any other relief which may be awarded.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the 1st day of March, 1999 effective as of March 1, 1999.

                                                     Swiss Natural Foods, Inc.

                                                     By:/s/Ralph Ferrante

                                                     Herbert Paul, P.C.

                                                     By:/s/Herbert Paul

                                                                    EXHIBIT 10.4

     AMENDED AGREEMENT dated as of February 10, 1999 by and among SWISS NATURAL FOODS, INC. a Delaware corporation (the "Company") A. DONALD MCCULLOCH, JR. and CAROLYN B. MCCULLOCH, as tenants by the entirety (collectively, the "McCullochs"), Ralph Ferrante ("Ferrante") and Herbert Paul ("Paul").

     WHEREAS, the Company, Ferrante, Paul and the McCullochs are parties to an agreement dated as of December, 1, 1998 (the "Agreement");

     WHEREAS, the parties hereto desire to amend certain of the provisions of the Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. The numbers One Hundred Thousand ($100,000) and $175,000 in clause (ii) of the first sentence of paragraph (i) of Part B of Article FIRST are hereby changed to Ninety-Five Thousand ($95,000) and $170,000 respectively, and clause
(ii) of the first sentence of paragraph 1 of Part B of Article First shall hereinafter read as follows:

     "(ii) The Company will cause certain employees of the Company or individuals designated by the Company or the Company itself to pay the McCullochs ad additional aggregate principal amount of Ninety-Five Thousand Dollars ($95,000), which together shall reduce the outstanding principal amount of the Debt by $170,000."

     2. The last sentence of paragraph 1 of Part B of Article FIRST shall be amended and shall hereinafter read as follows:

     "All payments shall be made by wire transfer of immediately available funds into an account designated by the McCullochs or checks made payable to the McCullochs."

     3. The number $147,500 in the first sentence of paragraph 2(a) of part B of Article FIRST is hereby changed to $152,500 and the first sentence of paragraph 2(a) of Part B of this Article FIRST shall hereinafter read as follows: "the McCullochs shall deliver to the Company for cancellation the originally executed promissory notes (the "Notes"), representing the Debt and the Company shall issue to the McCullochs two new promissory notes, substantially in the forms of Exhibit A and B hereto, one of which shall be non-interest bearing and be in the principal amount of the accrued interest on the Debt remaining unpaid on the date of closing (the "Interest Note"), and the other of which shall bear interestat a rate of 12% per annum payable quarterly and be in the principal amount of $152,000 (the "Principal Note") representing the remaining unpaid principal balance of the Debt.

     4. The number 77,519 in clause (ii)(x) of paragraph 2(b)(i) of Part B of Article FIRST is hereby changed to 73,644 and the number 512,281 in clause
(ii)(y) of paragraph 2(b)(i) of Part B of Article FIRST is hereby changed to 516,156 such that clause (ii) of paragraph 2(b)(i) of Part B of Article FIRST shall hereinafter read as follows:

     "(ii) the Company shall deliver to (x) the individuals from whom the payments referred to in paragraphs B(1) (ii) of this Article FIRST were received new stock certificates registered in such individuals names representing an aggregate of 73,644 shares of the common stock of the Company and (y) the McCullochs a new stock certificate registered in the McCulloch's name representing 516,156 shares of the common stock of the Company."

     This Amended Agreement may be executed in any number of counterparts, each of which shall be an original and all of which shall together constitute one and the same Amended Agreement.

     IN WITNESS WHEREOF each of the undersigned have executed this Amended Agreement on the date written above.

                                               SWISS NATURAL FOODS, INC.
                                               By: /s/ A. Donald McCulloch, Jr.

                                               --------------------------------
                                                       A. Donald McCulloch, Jr.

                                                   /s/ Carolyn B. McCulloch

                                               --------------------------------
                                                       Carolyn B. McCulloch

                                                   /s/ Ralph Ferrante

                                               --------------------------------
                                                       Ralph Ferrante

                                                   /s/ Herbert Paul

                                               --------------------------------
                                                       Herbert Paul

                                                                   EXHIBIT 10.5


                                PROMISSORY NOTE

$152,500                                                      February 10, 1999

     FOR VALUE RECEIVED, SWISS NATURAL FOODS, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of A. DONALD MCCULLOCH, JR. AND CAROLYN B. MCCULLOCH, as tenants by the entirety, (collectively, the "Payee") at such address as the Payee may designate in writing, the principal amount of ONE HUNDRED FIFTY TWO THOUSAND FIVE HUNDRED DOLLARS ($152,500) (the "Principal Amount") together with interest from the date hereof, on the unpaid Principal Amount at the rate of 12% per annum, all in such coin or payment, as shall be legal tender in the United States of America for the payment of public and private debts. Unless sooner paid the entire amount owed hereunder shall be payable on the earlier to occur of (i) the date which is one year from the date hereof (ii) ten days after the receipt by the Maker of the proceeds of an initial public offering of the Common Stock of the Maker registered under the Securities Act of 1933, as amended, for the account of the Maker and declared effective by the Securities and Exchange Commission in an aggregate amount of not less than $10,000,000 or (c) a sale of all or substantially all of the assets of Maker. Interest accrued on the principal amount shall be payable quarterly on the last day of March, June, September and December commencing March 31, 1999.

     The Maker may at any time and from time to time make optional prepayments of all or any portion of the then unpaid Principal Amount, without premium or penalty of any kind.

     This Note and the Principal Amount are subordinate in right of payment to any indebtedness of the Maker, whether secured or unsecured, for money borrowed from banks, insurance companies and other institutional lenders which indebtedness, by its terms, provides that it ranks senior to the indebtedness evidenced by this Note.

     This Note shall be construed in accordance with and governed by the laws of the State of New York.

     Demand, presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     It is expressly agreed that the Maker shall pay all expenses, court costs and reasonable attorneys' fees should this Note be placed in the hands of an attorney for collection or be collected by suit, through bankruptcy court or by legal proceedings.

     IN WITNESS WHEREOF, SWISS NATURAL FOODS, INC. has caused this Note to be executed by a duly authorized officer as of the day and year first above written.

                                                SWISS NATURAL FOODS, INC.
                                                By:  /s/ Herbert Paul, President
                                                --------------------------------
                                                         Herbert Paul, President

                                                                    EXHIBIT 10.6


                                 PROMISSORY NOTE

$169,455                                                      February 10, 1999

     FOR VALUE RECEIVED, SWISS NATURAL FOODS, INC., a Delaware corporation ("Maker"), hereby promises to pay to the order of A. DONALD MCCULLOCH, JR. AND CAROLYN B. MCCULLOCH, as tenants by the entirety, (collectively, the "Payee") at such address as the Payee may designate in writing, the principal amount of ONE HUNDRED SIXTY NINE THOUSAND FOUR HUNDRED FIFTY FIVE DOLLARS ($169,455) (the "Principal Amount") in such coin or payment, as shall be legal tender in the United States of America for the payment of public and private debts. Unless sooner paid the entire amount owed hereunder shall be payable on the earlier to occur of (i) one year from the date hereof (ii) ten days after the receipt by the Maker of the proceeds of an initial public offering of the Common Stock of the Maker registered under the Securities Act of 1933, as amended, for the account of the Maker and declared effective by the Securities and Exchange Commission in an amount not less than $10,000,000 or (c) a sale of all or substantially all of the assets of Maker.

     The Maker may at any time and from time to time make optional prepayments of all or any portion of the then unpaid Principal Amount, without premium or penalty of any kind.

     This Note and the Principal Amount are subordinate in right of payment to any indebtedness of the Maker, whether secured or unsecured, for money borrowed from banks, insurance companies and other institutional lenders which indebtedness, by its terms, provides that it ranks senior to the indebtedness evidenced by this Note.

     This Note shall be construed in accordance with and governed by the laws of the State of New York.

     Demand, presentment for payment, notice of dishonor, protest and notice of protest are hereby waived.

     It is expressly agreed that the Maker shall pay all expenses, court costs and reasonable attorneys' fees should this Note be placed in the hands of attorney for collection or be collected by suit, through bankruptcy court or by legal proceedings.

     IN WITNESS WHEREOF, SWISS NATURAL FOODS, INC. has caused this Note to be executed by a duly authorized officer as of the day and year first above written.


                                                SWISS NATURAL FOODS, INC.
                                                By:  /s/ Herbert Paul, President
                                                --------------------------------
                                                         Herbert Paul, President

                                                                    EXHIBIT 10.7



                                 CONSUMERS GLASS
                                     [Logo]
                            Consumers Packaging Inc.
                            ------------------------
                               777 Kipling Avenue
                           Etobicoke, Ontario M8Z 5Z4
                           Sales Office (416) 232-3088
                               Fax (416) 232-3020

March 30, 1995

Mr. Ralph M. Ferrante,
Chief Executive Officer,
Swiss Natural Foods, Inc.
1031 Route 9W,
Grandview, N.Y. 10960

RE: GLASS SUPPLY AGREEMENT -- REVISED
-------------------------------------

Dear Ralph:

I would like to thank you for this opportunity, and look forward to growing the Swiss Natural brand with you.

Below please find glass prices for both your 16 oz. Private bottle and the 16 oz. Industry bottle, mould 0322.

This supply proposal is based on a three-year commitment by both of our organizations. The proposal is effective July 1, 1995 through July 1, 1998.

Consumers Glass has also committed to duplicate your 16 oz. Swiss Natural bottle currently supplied by Owens-Brockway at no cost to Swiss Natural. In order to get a return on our investment for the equipment, we need a minimum volume of 150,000 gross over a three-year period.

The cost of the equipment will go on a memo account and will be reviewed at the end of the two years.

Prices are for bulk glass only, and are delivered prices to co-packer of your choice in the Toronto area.

GLASS PRICES

* 16 oz. Swiss Natural         -   $12.60 U.S./gross
                                   ($2.10 U.S./case)

* 16 oz. Industry (0362)       -   $12.60 U.S./gross
                                   ($2.10 U.S./case)

The above prices are firm from July 1, 1995 - July 1, 1996. Pricing is subject to increase after July 1, 1996 upon announcement of a U.S. industry increase.

MOULD COST - 16 OZ. SWISS NATURAL

* Memo Account                       - Rebateable           $48,880.00 Cdn.
                                     - Non-Rebateable         5,740.00
                                                            ------------------
                                       Total                $54,628.00 Cdn.

TARGET VOLUMES

* 16 OZ. SWISS NATURAL

Year 1 -  50,000 gross (300,000 cases)
Year 2 - 100,000 gross (600,000 cases)

* 16 OZ. INDUSTRY (0362)

Year 1 - 35,000 gross (210,000 cases)
         Test Market

Year 2 - Natural Roll Out
         250,000 gross (1.5 million cases).

Consumers Glass is committed to provide Swiss Natural the quality and service you require to continue to grow your business. If there is anything I can do at any time, please do not hesitate to contact me directly.

Signature:             Dated:          Signature:                  Dated:

/s/ John B. Zanini     30.3.95         /s/ Ralph M. Ferrante     April 10,1995
-------------------------------        ----------------------------------------
John B. Zanini                         Ralph M. Ferrante
on behalf of CONSUMERS GLASS           on behalf of SWISS NATURAL

                            CONSUMERS PACKAGING INC.

                                     [Logo]

                            EMBALLAGES CONSUMERS INC.

                               777 Kipling Avenue

                           Etobicoke, Ontario M8Z 5Z4

                            Telephone (416) 232-3000

November 13, 1998

Mr. Ralph M. Ferrante,
Swiss Natural Foods, Inc.
1031 Route 9W,
Upper Grandview NY 10960
Via Fax: 914-358-2828

RE: November 12, 1998 Meeting Follow-up

---------------------------------------

Dear Ralph,

Thank you again for your time and hospitality on November 12, 1998.

As promised, I have gathered details on the issues we discussed and have outlined them below. You were concerned about the following issues:

         * 1999 Glass Production

         * Mould Rebate for 16oz glass

         * Overpayment of moulds for 16oz Glass.

1.   GLASS PRODUCTION

In discussion with Anchor Glass, both your 12oz and 16oz containers are shop loaded in our Salem plant in the U.S.A. for 1999.

Swiss Natural must evaluate our current inventory position on both containers and advise when new glass production is required in 1999 based on your sales forecast. These requirements need to also be firmed up with purchase orders.

2.   16OZ. GLASS SUPPLY AGREEMENT

On March 30, 1995, I confirmed in a letter to you the details of your pricing for both glass and moulds. That information is as follows:

           Glass prices

         * 16oz. Private Swiss Natural container (Mould 0561)
                * $12.60 U.S./gross
             Note: This price has been firm for 3 years.

Mr. Ralph Ferrante
Page 2
November 13, 1998

3.   MOULD COST

Consumers Packaging Inc. did not charge Swiss Natural for the cost of moulds up front, nor did we amortize the cost of moulds in our glass price.

We charged on a memo account (Invoice #942854), $58,451.96 CDN$, over a 2 year period. This invoice clearly stated "MEMO ACCOUNT" for which payment was not expected. We also forward to you credit notes as you reach rebate plateaus. These rebate plateaus are evaluated in 1/3 increments. The credit notes are strictly a paper trail indicating your position towards full amortization of the mould.

4.   12OZ MOULD COST

We have recently invoiced you incorrectly for the above moulds. That invoice has been cancelled and a new invoice "MEMO ACCOUNT" has been issued.

This invoice, again, is on a "MEMO ACCOUNT" and payment is NOT expected, nor has the cost of the 12oz mould been amortized in the glass container price.

The rebate volume for the 12oz mould is 80,000 gross over 2 years.

Ralph, I hope this clarifies the issues we discussed. Should you have further questions, please contact me directly.

Kind Regards,

/s/ John B. Zanini

--------------------------------------
    John B. Zanini

    Regional Director, Ontario & Western Sales

JBZ:dw

cc: Gordon Love, Anchor Glass
    John Robichaud, Anchor Glass
    Bill Higginson Robichaud, Anchor Glass
    Greg Sinatro Robichaud, Anchor Glass
    Marsha Van Wagner Robichaud, Consumers Glass
    Denis Tisdel, Consumers Glass

GENERAL INFORMATION
                                                                          PAGE 1
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


Information set out herein is general and subject to exceptions.

EASTERN CANADA - comprises all points from and including Newfoundland to and including Thunder Bay.

WESTERN CANADA - comprises all points West of Thunder Bay to the Pacific Ocean.

TERMS

SALES TAX - extra, at rate effective at time of shipment, unless otherwise indicated.

TERMS OF SALES - Net 30 days (on approval of Credit Department).

LATE PAYMENT PENALTY - 1 1/2% PER MONTH WILL BE CHARGED ON OVERDUE ACCOUNTS.

CASH DISCOUNT - 1% 10 days, calculated on the invoice value of glass, ACL, and cartons, including GST and Provincial Sales Tax, if applicable, but not including freight charges. Cash discount applicable to C.O.D. as well as net terms.

PALLETS, NEW MOULDS AND ALTERATIONS, ART & SCREEN CHARGES - No cash discount applicable.

Orders for other than standard stock ware will be made up as closely as possible to quantity ordered, but Purchaser agrees to accept quantities under or over, within reasonable limits, as complete fulfillment of the order.

THE STANDARD ORDER TERM is four months. The terms for Liquors and selected SSL containers is six months. These terms will be printed on Purchase Order confirmations. For orders less than the minimum run, terms and pricing are to be defined by PRICING.

MAKE & SHIP DISCOUNT is offered at a 4% discount off published book prices. Glass is to be shipped within forty-eight hours of manufacture, weekends and holidays excluded. Orders are to be clearly identified and booked at least forty-five days in advance. This discount does not apply to Distributors.

GENERAL INFORMATION
                                                                          PAGE 2
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


PRE-INVOICE POLICY - CHARGE UP

ANY WARE LEFT ON HAND AT THE END OF THE TERM IS OVERDUE, AND IS SUBJECT TO PRE-INVOICING. Charge-up invoices are to be issued for full value of ware on hand immediately order becomes overdue, coincidental with which monthly storage will be applicable.

EXPIRY DATE, calculated in calendar months, shall be from date of first requirement, or first manufacture, whichever is later.

The manufacturer shall not be responsible for loss or damage to goods, including cartons, resultant from inability to deliver overdue goods which have been in inventory eight months or more, due to packaging deterioration, handling loss, etc. Subject to the foregoing, the adjustment billings/credits following final shipment of charged-up ware must have an invoice value of a minimum of $50 for processing.

STORAGE CHARGES - are $15/pallet. They will be assessed on a prepaid monthly basis with first full month's storage chargeable coincidental with charge up for quantity remaining in stock at close of business day of charge up. Charges will be on an item basis with a minimum of $50 per item. Ware remaining in stock three months after charge up will be subject to storage at $30/pallet. Following 30 days' notice to our customers, all ware in inventory for at least seven months will be subject to disposal instructions. Ware will be shipped or scrapped during the eighth month with cost of disposal to customer's account. Cullet values where applicable will be credited to customer's account.

It may be to the customer's advantage to take title to pre-invoiced inventory and store at offsite locations. Consumers Glass will assist in this transfer. Details available at regional offices.

PACKAGING POLICY

CUSTOMER'S PACKAGING - Where customers supply their own packaging, it is a requirement that full quantity be available for release from carton manufacturer at time of our initial production. An exception is wehre quantity available for release for each production is not less than quantity shown for the price at which order is booked. If quantity available for release is less than that required for quantity at which order is priced, order must be priced according to quantity of each package release. Packaging will be released from manufacturer by Consumers Glass in such quantities as not to penalize customer cost-wise.

GENERAL INFORMATION
                                                                          PAGE 3
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


Consumers Glass reserves the right to approve packaging suppliers, ISO approved suppliers are preferred.

Storage will be charged at $15.00 per month per pallet for customer owned empty packaging where there is no purchase order for glass on hand to fill the cartons.

Policy covers normal or standard type packaging suitable for assembly on automatic sealing machines. If packaging that is to be supplied is of double wall construction or requires special operation for set up or assembly, a sample must be submitted to PACKAGING SERVICES for costing and report to PRICING for possible handling surcharge.

Packaging while in our possession is insured against fire and theft. However, due to hazards connected with handling, we shall only be responsible for losses shown below for quantities delivered to Consumers Glass.

In excess of 1% of packaging, including components, when outers are not over No. 30 brightness;

In excess of 2% of packaging, including components, when outers are over No. 30 brightness;

In excess of 3% of take-home carriers;

If the customer requests production to be cut, resulting in empty customer packaging remaining on hand, the Account Manager will arrange to send them to the customer.

Claims for carton loss in excess of these allowances must be sent to Consumers Glass within a reasonable time after the loss is incurred. There shall be no responsibility for unused packaging remaining on hand eight months.

Packaging is to be delivered to our factory free of cost to us and only upon our release.

Where we are requested to supply interior packing for customer's own packaging refer to PRICING.

Requests for short-height trays and trays with collapsible score lines, will be reviewed by PACKAGING SERVICES in conjunction with SALES.

GENERAL INFORMATION
                                                                          PAGE 4
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


Where acceptable and subject to safety aspects, extended storage and/or distant shipping conditions, pallets may be restricted to half heights (double decked) at time of shipment.

REDUCED HEIGHT PALLETS WILL ATTRACT A 1% SURCHARGE FOR EACH TIER LESS THAN OPTIMUM, TO A MAXIMUM OF 5%. WHEN IT IS TO CONSUMERS GLASS' ADVANTAGE, THERE IS NO SURCHARGE FOR HALF PALLETS THAT ARE DOUBLE-DECKED.

UNASSEMBLED "U" SHAPE PARTITIONS

- 1/2 dozen pack 2-part partition will attract handling charge 8(cent)/carton.

- 1 dozen pack 4-part partition will attract handling charge for 22(cent)/carton.

MADE-UP CARTONS - will not be accepted.

USED PACKAGING - We do not accept the return of used packaging, either customer's own or Consumers Glass' packaging for reuse.

KD PACKAGING - Enquiries for small lots up to 2000 of stock or package deal KD reshipper packaging (where available) will price at published selling price plus 25% converted to nearest cent per unit. Small pack handling charge, if any, or machine charge for package deal items not to be included, including COCs, minimum shipment of full pallet or unitized loads only. The customer is responsible for freight costs. On prepaid shipments to Toronto or Montreal, there is a charge of $15.75 per pallet.

PACKAGE DEALS - We will supply packaging on the basis of specifications and printing. Upon request, PACKAGING SERVICES will develop specifications, and PURCHASING will negotiate competitive costs for quotation. All package deals are to be made on the basis of cost at time of purchase plus the following standard financing/service charges (which are applicable to the outer as well as the inner components according to the brightness of the outer package board).

                         KRAFT BOARDS - (not over #30 brightness) 8%
                         PEARL BOARD - (over #30 brightness)      9%
                         TAKE-HOME CARRIERS                      10%

PRICE WILL BE NEGOTIATED AT TIME OF CORRUGATED INDUSTRY PRICE INCREASE.

GENERAL INFORMATION
                                                                          PAGE 5
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


PRINTING AND STEEL RULE DIES - Where required and customer does not supply, we will arrange for same, charging customer at cost PLUS AN ADMINISTRATION CHARGE OF 20%.

MULTIPLE PACKS - Where more than one pack is involved for packing of any one item, either by size, type, or printing etc., total quantity will govern price. Any pack that is less than 50% of the minimum list quantity for capacity involved will be subject to a one-month term. Policy applies to packaging supplied by customer or by Consumers Glass.

MULTIPLE PACKS INVOLVING TAKE-HOME CARRIERS - May be pooled to earn a quantity glass price. Minimum order for any single pack is 500 gross. Orders for lesser quantities will be subject to a 3% surcharge on the glass price and be a one-month term.

TAKE-HOME CARRIERS - A set-up charge will apply where customer uses carry-home packs of standard one-piece design, quick snap assembly to be set up and inserted in customer's or Consumers Glass' outer packing. All take-home carriers must be new material.

4(cent)/carrier, to and including 16 oz. size, and not over 8 pack; 8(cent)/carrier, over 16 oz. size; or over 8 pack, 16 oz. size and under.

If Consumers Glass is requested to develop outer package, samples of customer's take-home carriers must be submitted to PACKAGING SERVICES in order to facilitate outer package design.

TABLOCK CARTONS - This feature involves retention tabs, made in the slotting operation, which lock top flaps down at diagonal corners (manufacturers joint and opposite) creating an open top when set up. Handling charge of 4(cent)/carton applies.

MINIMUM PACKS - are indicated on price screens. For lesser packs refer to PRICING.

PALLET STABILIZATION WRAP (PSW)

PSW will be supplied on all tray packs
PSW can be supplied on cartons at customer's request
PSW to be charged where supplied, EXCEPT;

         Ref./NR Beers/Sodas in tray or tablock cartons packs
         Items in service trays at service carton prices
         Pallet piling stability problem items

GENERAL INFORMATION
                                                                          PAGE 6
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


Charges for PSW applied at time of manufacturing are:

         43 x 57 pallet - 4.26/pallet
         46 x 53 slip sheet - 4.26/pallet
         40 x 48 pallet/slip sheet - 3.76/pallet

UNSHRUNK POLYETHYLENE BAGS OR HOODS AS DUST PROTECTORS:

On request, we will supply unshrunk hoods extending downward 36" from top of pallet, at following charges per pallet:

                                      HOOD
         43 x 57 pallet               .90
         46 x 53 slip sheet           .84
         40 x 48 pallet/slip sheet    .77

PRICING

Prices are per gross of glass, unless otherwise noted, and are determined by the following basic specifications, in accordance with appropriate price list.

1.   Shape                                  5.   Diameter/width
2.   Nominal/brimful design capacity        6.   Finish size/type
3.   Overall height                         7.   Order quantity/item
4.   Mean design weight                     8.   Packaging

GLASS FINISHES - List prices are essentially for ware made with standard GPI finishes. Enquiries for other finish types, or finishes subject to other than standard tolerances, to be referred to PRICING.

FINISHES OR BOTTOM PLATES - Where two different finishes and/or bottom plates are required on one item, total quantity ordered will govern price, providing quantity of either finish and/or bottom plate is not less than equivalent one-day run. Any individual SKU for equivalent two manufacturing days or less - term to be defined by PRICING.

Where an item is SSL, with one finish and/or bottom plate, and is required with another finish and/or bottom plate, it will be priced as MTO.

GLASS COLOUR - List prices apply for Flint, Amber or Emerald Green.

GENERAL INFORMATION
                                                                          PAGE 7
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


Special colours are available as shown. The surcharges are applied to the base price. The minimum production for a given colour on the colour feeder is two weeks. Orders can be accumulated to achieve the minimum requirements. Shorter runs will attract a surcharge.

COLOUR                                      SALES CLASS/COLOUR CODE
Georgia Green                               Xx7                         5%
Champagne Green                             Xx9                        15%
Light Olive Green                           418                        15%
Topaz                                       428                        15%
Light Emerald Green                         448                        15%
Antique Green                               458                        25%
Reflex Blue                                 718                        15%
Light Blue                                  728                        10%
Ice Blue                                    738                        15%
Dead Leaf Green                             748                        15%
Cobalt Blue                                 768                        15%
Ice Blue Juice                              778                        15%
Arizona Cobalt                              788                        30%
Dumont Blue                                 798                        15%
Smoke                                       808                        15%


F.O.B. - Where customer requests two destinations be combined for pricing purposes, customer is to choose one F.O.B. point. A separate order should be entered and cross-referenced.

SPECIFICATIONS - Capacity must qualify in correct capacity group, but where height, weight, diameter or width fall between two listed maximum specifications, price applicable to higher specification will apply.

WEIGHT - Mean design weight will be used for pricing purposes. There will be no reduction in price for bottles made at lighter weight than lightest weight shown for capacity. Bottles designed at intermediate weights will price at next higher weight.

OVER SPECIFICATION CHARGES - When height and/or weight and/or diameter or width exceed maximum specification shown, price from highest group within proper capacity and add surcharge as follows:

Overheight                       - $2.55/gross each 1/2 inch or fraction
Overnight                        - $2.55/gross each ounce or fraction
Overdiameter/Overwidth           - $2.55/gross each 1/4 inch or fraction.

However, where an item exceeds a particular specification, but that specification is constant to the highest group within the capacity, price at lowest group where other specifications are met and add surcharge.

GENERAL INFORMATION
                                                                          PAGE 8
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


GLASS HANDLES - Price lists for Glass Handle jugs (GH-01) and Narrow Mouth foods (NM-03) include glass handles. For all other lists, items with glass handles will price from appropriate list with surcharges as follows:

                                            Neck Ring             Shoulder/Body
                                            Glass Handle          Glass Handle
                                            ------------          ------------
           up to and including
                  40 oz. capacity           $3.31/gross           $ 9.26/gross
           Over   40 oz. capacity           $6.62 gross           $17.64 gross

STANDARDS STOCK LINE (SSL) - Such items have fixed specifications such as colour, finish, type of packing, and quantity per carton.

MADE TO ORDER (MTO) - Includes private moulds and stock moulds not included under SSL.

SHORT RUN ORDERS - All manufacturing orders for less than the lowest quantity shown for a specific mould are to be approved by PRICING.

Orders for less than minimum production are to be referred to Pricing for price determination.

REPACKING - Cartons/Trays - Charges as shown are for standard type one-tier packaging. For other types, refer to PRICING. Disposal instructions for customer's packaging must be available. Add appropriate PACK FROM charge to appropriate PACK TO charge for total repacking charge. The price of the discarded packaging is added to the repacking charge.

                               PER GROSS OF GLASS

MINIMUM
DOZEN             PACK FROM                           PACK TO
------            ---------                           -------
  2                 $5.00                             $ 5.00
  1                  7.72                               8.82
 1/2                15.23                              17.33
 1/3                24.15                              27.30

GLASS SAMPLING - Customer requested samples, run at Consumers Glass' convenience, are chargeable as follows: - $8,000 flat charge including maximum 1 gross of samples.

                 - Quantities in excess of 1 gross, refer to PRICING.
                 - For special coloured glass samples, refer to PRICING.
                 - Samples shipped in service cartons or trays at above charges.

GENERAL INFORMATION
                                                                          PAGE 9
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


CUSTOMER CLAIMS - QUALITY - SERVICE

FOR CLAIMS CONSIDERATION, THE FOLLOWING CONDITIONS MUST BE MET:

1. Immediate notification by the customer of the problem and intention to claim.

2. Full co-operation with Consumers Glass to mitigate the claim - adopt the most cost-effective approach to resolve the problem.

3. Submission of qualitative and quantitative evidence of losses incurred.

4. Claims limited to direct out-of-pocket costs proven to be a result of a quality or service deficiency.

BLOW MOULD CHANGE PRICING (DESIGN PLUS)

This concept is defined as pricing based on the total quantity of two or more containers produced sequentially and requiring blow mould and bottom plate changes only.

Standardization of blow mould and blank designs is required within the following parameters:

1.   Common neck diameters.

2.   Common weight

3.   Common finish

4.   Height could vary +1/16"

5. Body profiles/diameters or combination could vary +3/64"

For containers falling within these parameters and ordered to be produced sequentially, we offer Blow Mould Change pricing, provided that the order for each container is a minimum of one-half of published minimum production runs. The price for the container with the greatest volume is based on the combined quantity of the orders. The other containers will have a 10% surcharge. The order period will be the same for all orders.

GENERAL INFORMATION
                                                                         PAGE 10
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


SERVICES

PRESSURE SENSITIVE FILM LABEL (PSFL) ROUND BOTTLES ONLY
Price of labels and application is dependent on:

         - number of labels
         - size of labels
         - printing process and number of colours
         - film type
         - quantity per design
         - ease of operation

Label Development Costs are to be handled between the customer and label supplier. No costs will be incurred by Consumers Glass.

The customer is responsible for label obsolescence.

Dependent on the container and label, additional labelling equipment may be needed. This influences the minimum quantity required and pricing.

PLASTI-SHIELD - Items for which no lists are published should be referred to PRICING.

PLSS LABEL DEVELOPMENT CHARGE - For customer's account and should be between the customer and the label supplier.

Please consult with PRICING for details.

BULK PALLETIZATION - On round, straight-sided ware, the following will apply:
Refer other shapes to PRICING.

MINIMUM
QUANTITY                   EAST/WEST
--------                   ---------
3-Day Production           Glass only
2-Day Production           Glass only plus 40(cent)/gross
1-Day Production           Glass only plus 80(cent)/gross
For lesser quantities, refer to PRICING.

STRAPPING of pallet loads will be free of charge, as well as PSW applied at our option for stability purposes.

TIER SHEETS are to be returned to Consumers Glass.

PICTURE/TOP FRAMES - subject to deposit of $6 each.

FREIGHT involved in return of re-usable material will be for customer's account.

GENERAL INFORMATION
                                                                         PAGE 11
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


FREIGHT POLICIES

MINIMUM SHIPPING RELEASE is a full load on AT LEAST A 53' VAN. On shipments for less than full loads, a charge of $1,000 will be assessed. No release for less than eight pallets will be acceptable. In addition, there will be no part pallets on combined loads.

REFUSED/RETURNED LOADS - Will be assessed the cost to cover outbound and inbound freight on prepaid accounts; when freight out and returned is for customer's account, there is an administration charge of $120.

DEMURRAGE - A daily demurrage charge of $65 applies where customers hold trailers. (Trailer dropped - no tractor or driver).

DETENTION - Detention occurs when Consumers Glass' drive or agent is detained at the customer two hours beyond the scheduled appointment time. There will be a $65/hour charge commencing with the third hour of detention. Detention will not be accepted by Consumers Glass or charged by Consumers Glass unless there is written proof of arrival and departure time with which to verify the detention charge to the customer.

DETENTION AND DEMURRAGE CHARGES can be assessed concurrently with the same load.

THE BILLING OF DEMURRAGE AND DETENTION WILL BE DONE BY DIRECTOR CUSTOMER SERVICE BASED ON INFORMATION SUPPLIED BY THE LOAD DISPATCH.

F.O.B. POINTS

Prices are F.O.B. factory Montreal, Toronto, Bramalea, and Lavington in minimum truckload quantities.

Prices are F.O.B. Scoudouc, except WISPA wines.

FREIGHT EQUALIZATION

ATLANTIC PROVINCES & EASTERN QUEBEC

Shipments ex Scoudouc are collect. Shipments to Newfoundland may be prepaid with a charge for actual freight.

Shipments ex-Montreal of minimum truckload quantity to be prepaid with freight charge as indicated F.O.B. field to read "F.O.B. Scoudouc."

GENERAL INFORMATION
                                                                         PAGE 12
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


FREIGHT CHARGES FOR EX MONTREAL
SHIPMENTS TO EQUALIZE ON SCOUDOUC

TRUCK RATES SUBJECT TO FUEL SURCHARGE IN EFFECT AT TIME OF SHIPMENT.

EASTERN CANADA - MARITIMES - Equalized Scoudouc.

On direct customer shipments from Central Canada, we prepay and charge the indicated rates. Shipments from Scoudouc are collect.

TO:                                                           MTL. EQ.
                  NOVA SCOTIA POINTS                          SCOUDOUC

                  ------------------                          --------

                  Coldbrook                                   $676.00
                  Dartmouth                                    567.00
                  Halifax                                      567.00
                  Kentville/Berwick                            654.00
                  Malagash                                     385.00
                  Truro                                        425.00

TO:               NEW BRUNSWICK POINTS

                  --------------------

                  Campbellton                                 $638.00
                  Chatham                                      365.00
                  Grand Falls                                  722.00
                  Moncton                                      157.00
                  Okomocto                                     428.00
                  Saint John                                   370.00
                  Scoudouc                                      ----
                  Woodstock                                    565.00
                  Sussex                                       235.00

TO:               PRINCE EDWARD ISLAND

                  --------------------

                  Charlottetown                               $470.00

GENERAL INFORMATION
                                                                         PAGE 13
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


PALLET REGULATIONS

Any freight charges assessed by transportation companies for carrying of pallets will be for customer's account. This applies to both outbound loaded shipments and return of empty pallets to our factory/warehouse location. We will, however, deliver on pallets subject to conditions of standard services. Empty pallets may be returned to nearest Consumers Glass factory/warehouse at customer's option.

PALLET DEPOSIT - $18.00

A DEPOSIT OF $18 will be charged on each pallet left with customer, including those used as stabilizers or dunnage. Credit computed on same basis will be issued upon return of pallets in good condition.

MOULD POLICY

MOULD EQUIPMENT AND MOULD ACCESSORY CHARGES - reflect a cost-sharing policy and are applicable when supported by initial glass order to minimum base quantity. For lesser glass quantities refer to PRICING.

A signed purchase order from the customer must accompany a mould requisition.

TERMS - Net 30 days.

MOULD CHARGES - Charges do not constitute purchase of moulds. Moulds must remain in our possession, but we will be responsible for storage, repair as may be necessary, and maintenance in proper operating condition as long as the item remains active. Moulds are considered to be inactive when not operated for a period of two years.

REPLACEMENT OF MOULD EQUIPMENT for containers that carry a four-year volume less than the rebate quantity shown on the Mould Charge Schedule will be invoiced rebatable charges with payment based on Memo Account. The balance remaining in this account at the completion of this term will be due.

REPLACEMENT MOULD EQUIPMENT for containers that carry a four-year volume less than the rebate quantity shown on the Mould Charge Schedule will be invoiced rebatable charges upon completion. Any rebates earned will be credited.

DUPLICATION OF COMPETITIVE MOULDS - Consumers Glass will duplicate competitor's moulds and charge rebatable amount only, provided duplication is exact in all respects.

GENERAL INFORMATION
                                                                         PAGE 14
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


MOULD WORD HELD, CHANGED OR CANCELED - When customer places a "hold" during mould manufacture, a charge on basis of full cost plus an administration charge will be made, if release is not given within 60 days of notification.

A revision to the original mould order may attract further charges for mould equipment. Refer these instances to PRICING for resolution.

ALTERATIONS to existing mould equipment, which are required by customer, will be chargeable at cost plus an administration charge. Where cost exceeds non-rebatable amount, the difference will be rebatable as per the policy.

MOULD OBSOLESCENCE - when a customer discontinues using or replaces a mould with an unearned rebate, the rebate will be forfeited and any unpaid rebatable charge will immediately become due for payment.

BLOW MOULD CHANGE MOULD CHARGES WITHIN CUSTOMER GROUP - The primary mould (highest volume) is priced according to the price book for the appropriate mould group. The remaining moulds are priced at 60% of the mould charge for the appropriate mould group. This amount is fully rebatable upon shipment/billing of the published rebatable quantity. The applicable non-rebatable engineering applies for each subsequent mould.

UNIT MOULDS developed at customer's request will be subject to unit mould charge of $25,600 for round moulds or $30,800 for other shapes, plain or decorated. If unit mould is approved and order placed for a full set of equipment at full mould charges, unit mould charge will be fully refunded. Sampling charges as published will apply to all customer requested glass sampling.

WITH A GLASS HANDLE in the neck, shoulder or body (other than in the finish) the appropriate non-rebatable mould charge - group 3 or 6 will be increased by $8,400 without change to the listed rebatable amount. If other than round or if the handle area is cut away so as to alter the true round shape, group #6 applies.

THE SHARP HIGH COLLAR (SHC) FEATURE will increase the non-rebatable mould charge by $7,000 without change to listed rebatable amount.

NEW BOTTOM PLATES (non-rebatable)

Regular - $3,100/set. Fancy design decoration - $4,400/set.

Plus $13.00/letter or numeral - Consumers Glass identification excepted.

Requests for additional lettering on existing plates treated as alteration at cost.

GENERAL INFORMATION
                                                                         PAGE 15
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


NEW NECK RINGS

To and including 38 mm but not including glass handles      - $16,500
Over 38 mm and including all mm sizes with glass handles    - $25,600.

Only amount in excess of appropriate mould group number non-rebatable charge is rebatable on regular basis.

MOULD STORAGE COSTS to charge customers for moulds that remain inactive over two years, in order to ensure that these storage costs are recovered.

In September of each year, the Mould Controller issues scrap requests for all items inactive for at least two years. There are three options available to the customer:

         a) Mould to be scrapped. No charge applicable.
         b) Moulds to be crated and shipped to customer. Charge to be applied.
         c) Moulds to remain at Consumers Glass. Storage charges to be applied.

In order to ensure these charges are raised, a form will be attached to the scrap requests. If option "B or C" is selected, the Account Manager should route a copy of this form to the appropriate CSR, who will then be alerted to raise an invoice to the customer for either mould storage or creating charges. The CSR will not need to follow up the following year, as the Mould Controller will again raise another scrap request and the whole charge of $1,500 per year until the fifth year at which time the moulds are scrapped. If the customer elects to have the moulds shipped to his location, a charge of $500 for crating is applicable. In addition, customer should be aware that if moulds are returned to Consumers Glass for future production, a refurbishing charge will be assessed for the customer's account.

If option "A" (Mould to be Scrapped) is chosen, the form is to be returned to PRICING for approval.

Under extenuating circumstances, approval may be obtained from PRICING to waive Mould Storage charges.

A NEW DESIGN SERVICE is offered for hand outline drawings and/or dimensional drawings free of charge for new or altered mould designs.

MODELS will be charged, and one wood and plastic will be permitted per engineered drawing. A wood model is required to make a plastic. When an invoice has been received from the model maker, the regional office will be advised, so the customer may be invoiced.

MODELS at creative stages will be allowed at the discretion of SALES MANAGEMENT.

GENERAL INFORMATION
                                                                         PAGE 16
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


WHERE REGISTRATION DRAWINGS are required by customer for design registration purposes refer to PRICING.

A NON-CONTAINER DESIGN WORK charge to apply to all Creative Design work that is not directly related to the glass container design will be priced on an individual basis. This covers such work as labels, exterior packaging, logo medallion, etc.

GENERAL INFORMATION
                                                                         PAGE 17
                                                           DATE: January 4, 1999

------------------------------------------------------------------------------


MOULD GROUPINGS

PLAIN - GROUPS 1 AND 4

Applies to perfectly plain straight-sided moulds (rounds may be straight taper but other than rounds cannot be tapered). Includes moulds on which there is minimum amount of lettering, e.g., simple trade mark, monogram, content lettering, product or trade name on body, and/or lettered bottom plates. Label panel of maximum .030" depth is permitted in group 1 rounds only provided panel is of same depth completely around the item (panel may be tapered but not greater than .030" depth at top or bottom).

SEMI-DECORATED - GROUPS 2 AND 5

Applies to plain moulds other than straight sided, (including plain tapered other than round) and/or straight-sided moulds on which there is considerable lettering. Includes decorated moulds on which decoration is of simple horizontal or vertical design only, but no combination of the two. Includes plain fluted moulds and plain moulds with indented or raised finger grip or label space (except as noted in plain group above). Decorationis restricted to horizontal design that can be turned on a lathe or vertical design that can be cut on a shaper. Does not include decorations which require extensive bench work. Lettering must be high in glass/deep in metal.

HIGHLY-DECORATED - GROUP 3 AND 6

Applies to moulds of fancy shape or with fancy designs, and/or fancy decorations. Includes all moulds with glass handle in finish or neck ring only. Generally these charges will apply to any design which requires extensive benchwork. Also includes moulds with angular parting line.

Stippling is not considered a decoration.

REBATE QUANTITY - represents the total quantity required to be shipped/billed within twenty-four month period from date of first shipment to acquire full rebate of the rebatable amount. Rebates on one-third shipment/billing of rebate quantity - no rebate being applicable to shipment/billing of intermediate quantities. Total rebate will not exceed rebatable amount indicated and shipment/billings in excess of quantity required for full rebate on one item cannot be used towards rebate for any other items.


SECTION STOCK MOULDS                                                                                                       PAGE 1

                                  REGION - EAST

------------------------------------------------------------------------------------------------------------------------------------
             STOCK NO              BASIS         CAP    HGT    WGT     DIAM     FINISH    WGT/GR  GRS/P  DOZ    CARTON Rev   MIN RUN
             NO. DE STOCK          SOURCE        CAP    HAUT   POIDS   DIAM     FINI                     DOUZ   CARTON PRICE   DAYS
                                                                                                                       /PRIX
------------------------------------------------------------------------------------------------------------------------------------

X-STOCK NO. TO BE DISCONTINUED        Y-MOULD OR FINISH TO BECOME MTO          Z-ITEM TO BE DISCONTINUED            JAN. 4, 1999

PRODUCT GROUP - D/C/C

METRIC ROUNDS/RONDES METRIQUES

500 ml       512/0132/002 SSL/ACS PP-01-18.00-A  18.84  6.750  9.250   3.006    28-400-405 91.06  16.00  4.00  7328A   61.90   4

MISCELLANEOUS
JUGS/CRUCHES

X 4L 632/6055/128         SSL/ACSGH-01-140.00-A1 42.33  11.500 47.000  6.625    38-400-405 543.43 1.75   0.33  6989A     Pricing

NM FOODS

JUICES/(NARROW & WIDE MOUTH)

* Y 300 ml   321/0317/005 SSL/ACS SPECIAL        11.24  5.781  5.250   2.565    38-20001  51.77   38.79        BULK   15.00    28
*   300 ml   321/0764/002 SSL/ACS SPECIAL        11.24  5.781  5.250   2.565    38-20001  49.47   38.79        BULK   15.00    28

*   300 ml   321/0764/001 SSL/ACS SPECIAL        11.24  5.781  5.250   2.565    38-20001  49.47   38.79        BULK   15.00    28

*   16 US oz 321/0362/002 SSL/ACS SPECIAL        17.59  6.855  7.500   2.880    38-20001  74.06   26.25        BULK   21.10    28
*   16 US oz 321/0362/026 SSL/ACS SPECIAL        17.59  6.855  7.500   2.880    38-20001  74.06   26.25        BULK   21.10    28

*   16 US oz 321/0765/001 SSL/ACS SPECIAL        17.59  6.855  7.500   2.880    38-20001  69.49   26.25        BULK   21.10    28

*   1L       321/0258/019 SSL/ACS WM-05-32.00-A  36.81  8.171  14.250  3.900    38-20001  149.22   8.33  1.00  7507A  53.27     7

*   1L       321/0258/002 SSL/ACS WM-05-32.00-A  36.81  8.171  14.250  3.900    38-20001  134.00   9.00        BULK   43.52     7
*            321/0258/002                                                       38-20001  142.31  11.25        BULK   42.67     7

*   48OZ     321/0245/019 SSL/ACS WM-05-46.00-A  50.24  9.000  19.000  4.392    38-20001  197.50   6.00  1.00  3116A  66.57     7

*   48OZ     321/0245/002 SSL/ACS WM-05-46.00-A  50.24  9.000  19.000  4.392    38-20001  197.50   8.25        BULK   53.29     7

LIQUID DRESSING

*   8OZ U.S. 371/8709/009 SSL/ACS SPECIAL         9.35  7.500  9.00    3.562    38-400    92.91   18.75  1.00  2266B   42.59   10


NOTE: ALL CONTRACT TERMS ARE FOR 6 MONTHS EXCEPT ITEMS WITH * WHICH ARE 4 MONTH CONTRACT TERMS


SECTION STOCK MOULDS                                                                                                       PAGE 2

                                  REGION - EAST

------------------------------------------------------------------------------------------------------------------------------------
             STOCK NO              BASIS         CAP    HGT    WGT     DIAM     FINISH    WGT/GR  GRS/P  DOZ    CARTON Rev   MIN RUN
             NO. DE STOCK          SOURCE        CAP    HAUT   POIDS   DIAM     FINI                     DOUZ   CARTON PRICE   DAYS
                                                                                                                       /PRIX
------------------------------------------------------------------------------------------------------------------------------------


X-STOCK NO. TO BE DISCONTINUED         Y-MOULD OR FINISH TO BECOME MTO          Z-ITEMTO BE DISCONTINUED           JAN. 4, 1999

PRODUCT GROUP - DC/C/C

METRIC GRAND LINE/SERIE GRANDE

1L           381/627/012 AL/xa nm-01-35.50- B    36.92  9.422  17.500  3.511    28-400-405 181.72 7.33   1.00  6567A   81.05     4

WM FOODS

BARRELS/BARILS

500ML        101/6446/009 SSL/ACS WM-01-18.25-A  18.48  4.844  7.500   3.338    70-2030   110-74  15.17  1.00  7518A   46.68     4

750ml        101/0067/004 SSL/ACS WM-01-27-25-A  27.72  6.250  11.000  3.631    70-2030   138.00  10.08  1.00  6649A   55.43     5

1L           101/0417/004 SSL/ACS SM-01-35.00-B  36.96  6.500  13.500  4.051    82-2040   140.36  8.25   1.00  7500B   66.92     5

1.5L         101/6441/010 SSL/ACS WM-01-53.00-B  55.44  7.562  20.500  4.650    82-2040   227.43  5.25   0.50  6651A   106.31    4

PEANUT BUTTER/BEURRES D'ARACHIDE

500g         101/7166/023 SSL/ACS SPECIAL        17.64  4.922  9.000   3.281    83-400-405 93.74  15.17  1.00  7686A   37.49     4

500g         101/7166/024 SSL/ACS SPECIAL        18.19  5.070  9.000   3.281    83-2040   93.74   15.17  1.00  7571A   37.49     4

ROUND SPICE/EPICE ROND

100 ml       361/0069/005 SSL/ACS SPECIAL        3.52   3.618  3.270   1.768    43-485-405 31.88  58.50  6.00  7552B   24.23     4

SALAD DRESSING

16U.S. o     101/0402/002 SSL/ACS SPECIAL        17.44  5.078  7.500   3.162    70-450    80.13   15.00  1.00  7464A   33.63     4

32U.S. o     101/0413/001 SSL/ACS SPECIAL        34.36  6.547  12.500  3.937    70-470    131.33  8.33   1.00  7465A   44.53     5

355ml        371/0759/001 SSL/ACSSPECIAL         13.35  7.750  8.75    2.510    38-400-405 90.73  18.33  1.00  7725A   42.46     3
355ml        371/0759/001 SSL/ACSSPECIAL         13.35  7.750  8.75    2.510    38-2000 1  90.73  18.33  1.00  7725A   42.46     3

NOTE: ALL CONTRACT TERMS ARE FOR 6 MONTHS EXCEPT ITEMS WITH * WHICH ARE 4 MONTH CONTRACT TERMS


SECTION STOCK MOULDS                                                                                                       PAGE 3

                                  REGION - EAST

------------------------------------------------------------------------------------------------------------------------------------
             STOCK NO              BASIS         CAP    HGT    WGT     DIAM     FINISH    WGT/GR  GRS/P  DOZ    CARTON Rev   MIN RUN
             NO. DE STOCK          SOURCE        CAP    HAUT   POIDS   DIAM     FINI                     DOUZ   CARTON PRICE   DAYS
                                                                                                                       /PRIX
------------------------------------------------------------------------------------------------------------------------------------


X-STOCK NO. TO BE DISCONTINUED         Y-MOULD OR FINISH TO BECOME MTO          Z-ITEMTO BE DISCONTINUED           JAN. 4, 1999


PRODUCT GROUP - D/C/C

SAUCES

700ml        101-0591-004 SSL/ACS SPECIAL        27.06  6.312  13      3.455    70-450-405 133.82  11.00  1.00   7729A   48.44   3

SHORT CYLINDERS

250ml        101/8880/007 SSL/ACS SPECIAL        9.50   3.235  4.750   2.900    70-2030    62.48   28.33  1.00   6903A   32.12   5

250ml        101/8880/008 SSL/ACS SPECIAL        9.50   3.235  4.750   2.900    70-400-405 70.86   29.75  1.00   6903A   32.12   5

375ml        101/8532/017 SSL/ACS SPECIAL        14.13  4.374  7.000   3.049    70-2000030 70.45   20.00  1.00   6670A   40.23   5
                             WM-01-14.25-A

500ml        101/8883/009 SSL/ACS SPECIAL        18.74  4.506  10.000  3.445    82-2040    106.38  16.00  1.00   7337A   53.23   4
                              WM-01-18.25-C

740ml        101/8882/006 SSL/ACS SPECIAL        27.96  5.937  11.500  3.580               160.36  11.00  1.00   6671A   54.58   4

TALL CYLINDERS/GRANDS CYLINDRES

* 250ml      101/6980/028 SSL/ACS SPECIAL        9.25   4.875  5.500   2.360    53-2020    57.79   28.17  1.00   6626A   30.90  10

* 250ml      101/6980/029 SSL/ACS SPECIAL        9.25   4.875  5.500   2.360    53-485-405 57.79   28.17  1.00   6626A   30.90  10

* 375ml      101/6980/041 SSL/ACS SPECIAL        13.75  5.500  6.750   2.664    58-2020    70.90   21.00  1.00   7483A   27.75  10

* 375ml      101/6980/043 SSL/ACS SPECIAL        13.75  5.500  6.750   2.664    58-400-405 70.90   21.00  1.00   7483A   27.75  10

500ml        101/7207/006 SSL/ACS SPECIAL        18.15  6.219  9.000   2.861    63-2030    93.39   16.5   1.00   7549A   43.48  10
                              WM-01-27.25B

750ml        101/0033/006 SSL/ACS SPECIAL        27.72  6.469  11.250  3.440    70-2030    144.04  12.83  1.00   6687A   52.45  10
                              WM-27.25.25B

NOTE: ALL CONTRACT TERMS ARE FOR 6 MONTHS EXCEPT ITEMS WITH * WHICH ARE 4 MONTH CONTRACT TERMS



SECTION STOCK MOULDS                                                                                                       PAGE 4

                                  REGION - EAST

------------------------------------------------------------------------------------------------------------------------------------
             STOCK NO              BASIS         CAP    HGT    WGT     DIAM     FINISH    WGT/GR  GRS/P  DOZ    CARTON Rev   MIN RUN
             NO. DE STOCK          SOURCE        CAP    HAUT   POIDS   DIAM     FINI                     DOUZ   CARTON PRICE   DAYS
                                                                                                                       /PRIX
------------------------------------------------------------------------------------------------------------------------------------

X-STOCK NO. TO BE DISCONTINUED         Y-MOULD OR FINISH TO BECOME MTO          Z-ITEMTO BE DISCONTINUED           JAN. 4, 1999


PRODUCT GROUP - D/C/C

UNIVERSALS/UNIVERSELS

125ml        101/7071/027 SSL/ACS SPECIAL        4.67   3.235  2.880    2.094    48-2010    46.31   48.00  1.00   7504A  29.84   4

125ml        101/7071/025 SSL/ACS SPECIAL        4.67   3.235  2.880    2.094    48-2010    35.96   48.00  2.00   6595A  28.42   4

125ml        101/7071/026 SSL/ACS SPECIAL        4.67   3.235  2.880    2.094    48-400-405 45.29   48.00  2.00   6595A  28.42   4

250ml        101/6366/027 SSL/ACS WM-01-9.00-A   9.22   3.989  4.750    2.609    58-400-405 48.74   26.67  2.00   6998A  33.70   3

250ml        101/6366/028 SSL/ACS WM-01-9.00-A   9.22   4.000  4.850    2.609    58-2020    48.74   26.67  2.00   6998A  33.70   3

500ml        101/6336/040 SSL/ACS SPECIAL        18.44  5.000  7.500    3.300    63-400-405 83.83   16.33  1.00   6598A  43.18   3

500ml        101/6336/040 SSL/ACS SPECIAL        18.44  5.000  7.500    3.300    63-2030    83.83   16.33  1.00   6598A  43.18   3

750ml        101/6340/010 SSL/ACS WM-01-27.25-A  27.72  6.000  10.500   3.711    63-400-405 120.36  11.00  1.00   7531A  56.71   4

1L           101/7176/013 SSL/ACS WM-01-35.00-B  36.89  6.719  13.000   3.984    70-2030    135.01  9.17   1.00   7602A  66.13   5

1L           101/7176/014 SSL/ACS WM-01-35.00-B  36.89  6.700  13.000   3.984    70-400-405 135.01  9.17   1.00   7602A  66.13   5

X2L          101/7293/006 SSL/ACS WM-01-70.00-A  73.78  8.312  23.000   5.063    83-400-405 252.44  4.50   0.50   7548A  127.03

* 4L         131/6326/069 SSL/ACS WM-01-147.00-  147.13 10.359 46.000   6.420    10-2070    533.71  1.75   0.33   6601A  197.18  10

* 4L         131/6326/070 SSL/ACS WM-01-147.00-  147.13 10.359 46.000   6.420    10-2070    605.14  1.75   0.16   7455A  221.90  10

* 4L         131/6326/042 SSL/ACS WM-01-147.00-  147.00 9.875  41.000   6.666    89-2050    488.57  1.75   0.33   6724A  192.31  10

* 4L         131/6326/043 SSL/ACS WM-01-147.00-  147.00 9.875  41.000   6.666    89-2050    557.22  1.94   0.16   7456A  214.86  10



NOTE: ALL CONTRACT TERMS ARE FOR 6 MONTHS EXCEPT ITEMS WITH * WHICH ARE 4 MONTH CONTRACT TERMS


SECTION STOCK MOULDS                                                                                                       PAGE 1

                                  REGION - WEST

------------------------------------------------------------------------------------------------------------------------------------
             STOCK NO              BASIS         CAP    HGT    WGT     DIAM     FINISH    WGT/GR  GRS/P  DOZ    CARTON Rev   MIN RUN
             NO. DE STOCK          SOURCE        CAP    HAUT   POIDS   DIAM     FINI                     DOUZ   CARTON PRICE   DAYS
                                                                                                                       /PRIX
------------------------------------------------------------------------------------------------------------------------------------

X-STOCK NO. TO BE DISCONTINUED         Y-MOULD OR FINISH TO BECOME MTO          Z-ITEM TO BE DISCONTINUED           JAN. 4, 1999

NM FOODS
JUICES (NARROW & WIDE MOUTH)

* Y 300ml    321/0317/013 SSL      SPECIAL       11.24  5.781  5.250   2.565    38-2000 I 51.77   38.79  BULK          17.55   10
*   300ml    321/0764/001 SSL      SPECIAL       11.24  5.781  5.000   2.565    38-2000 I 49.47   38.79  BULK          17.55   10
*   300ml    321/0764/002 SSL      SPECIAL       11.24  5.781  5.000   2.565    38-2000 I 49.47   38.79  BULK          17.55   10

*   16U.S.oz 321/0362/002 SSL      SPECIAL       17.59  6.855  7.500   2.880    36-2000 I 74.06   26.25  BULK          22.61   10
*   16U.S.oz 321/0362/026 SSL      SPECIAL       17.59  6.855  7.500   2.880    36-2000 I 74.06   26.25  BULK          22.61   10

LIQUID DRESSINGS

8oz U.S.     321/8709/009 SSL/AC   SPECIAL       9.35   7.500  9.000   3.562    38-400    92.91   18.75  1.00   2266B  46.89   5

WM FOODS

SAUCES

700ml        101-0591-004 SSL      SPECIAL       27.06  6.312  13.000  3.455    70-450-40 133.82  11.00   1.00  7729A  55.82   3

SHORT CYLINDERS

700ml        101/8882/006 SSL     WM-01-27.25-   27.96  5.937  11.500  3.580    82-2040   160.38  11.00  1.00   6671A  68.15   4


NOTE: ALL CONTRACT TERMS ARE FOR 6 MONTHS EXCEPT ITEMS WITH * WHICH ARE 4 MONTH CONTRACT TERMS

                  January 4, 1999

                MINIMUM RUN LENGTHS
                    PER MACHINE

--------------------------------------------
      MACHINE                         1999
      -------                         ----

        061                             3
        062                             4
        065                             5
        066                             5
        067                            14
        081                             3
        082                             5
        086                             5
        087                            14
        102                            10
        113                            28
        123                            28
        182                             5
---------------------------------------------

If special terms are required to satisfy these minimum run lengths, please refer to PRICING

                                                                    EXHIBIT 10.8

                                    SWISS
                                   NATURAL

                         AGREEMENT OF CONFIDENTIALITY

DATED: JANUARY 3, 1999

BETWEEN: SWISS NATURAL FOODS, INC. (the "Company")

AND: CONSUMERS GLASS COMPANY (the "Business Associate")

     It is requested that SWISS NATURAL FOODS, INC. (the "Company") furnish to CONSUMERS GLASS CO. ("Business Associate") certain confidential information and proprietary data regarding the Company and originating, producing, distributing, advertising, promoting and selling of beverages and or other products. Business Associate shall only utilize such information and data as agreed to by the Company in assisting the Company in the development of products(s). As a condition of Company furnishing such information to, Business Associate, Business Associate agrees, as set forth below, to treat confidentially such information and any other information furnished by the Company or its agents, either in writing, orally, electronically or by any other means, together with analyses, compilations, studies or other documents or records as may be prepared by Business Associate, its directors, officers, employees, agents, advisors, subsidiaries, representatives, employer or co-employee (collectively, "Representatives"), which contain or otherwise reflect or are generated from such information (collectively, the "Material").

The Company shall furnish to Business Associate the Material on the following terms and conditions:

     1. The Information will be received and maintained by Business Associate in the strictest of confidence for use only as agreed to in writing by the Company in the development of formula, products, production, distribution, advertising, promotion and or, any other related aspects of the Companies product development. Such Material will not at any time be used by the Business Associate in its business or operations or disclosed directly or indirectly, in whole or in part) to others without first obtaining the written permission of the Company, which the Company may refuse to provide in its sole and absolute discretion. In particular, the Material will not be used by Business Associate to contact any other person, company(s), stockholder(s), owner(s), employee(s), agent(s), representative(s), supplier(s), bottler(s), distributor(s) or to solicit any trade business of usage of any of the Material to the detriment of the Company. All persons to whom the Material is permitted by the Company to be disclosed to the Business Associate shall be informed by the Business Associate of each entire provision contained within this Confidentiality Agreement, and the Business Associate shall accept full responsibility for actions of any such individual or entity which may violate any of the provisions provided herein.

     2. It is understood that no failure or delay by the Company on exercising any right, power or privilege hereunder, shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

     3. At any time upon the Company's request Business Associate will promptly return to the Company all copies of the Material in whatever form or media, and no copies or reproductions, abstracts or summaries thereof (in whole or in part) shall be retained by Business Associate or its Representatives.

     4. The Company agrees that neither Business Associate or its Representatives to whom the Material is disclosed shall have any obligation to the Company with respect to any of the Material which (a) was in possession prior to the time of such disclosure by the Company (as evidenced by written records), (b) becomes available to the Business Associate on a non-confidential basis from a source other than the Company, provided that such source is not bound by a confidentiality agreement with the Company, (c) was already known to the general public.

     5. Without the prior written consent of the Company, Business Associate shall not disclose to any person or entity, the fact that discussions, negotiations, planning, and development, are taking place between the Company and Business Associate, or any of the terms, conditions or other facts with respect to Company information and Material including the status thereof, nor shall Business Associate solely, or by any person, firm, corporation, group, officer, director, employee, agent, advisor, institution (financial or otherwise), shareholder, representative, or subsidiary, (each, hereinafter a "Person") or by any third party, company, or entity associated in any way (either directly or indirectly) with such Person, communicate in any form whatsoever information or Material as relates to the Company.

     6. The person signing this agreement on behalf of each party warrants that such person has the authority to sign personally or as representative of the party provided herein.

     7. The parties acknowledge that the provisions of this Confidentiality Agreement are binding, and this agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the principles of conflict of laws, and all sections shall remain in force for five
(5) years from the date as affixed hereon.

                                                 Accepted and Agreed to:

                                                 By: ________________________
                                                    Swiss Natural Foods, Inc.

                                                 Date: ______________________

Accepted and Agreed to:

By: /s/
    _____________________
    Business Associate

Date: Jan 11/95

                                                                    EXHIBIT 10.9

                                                                  August 7, 1997

Ralph Ferrante
Chief Executive Officer
Swiss Natural Foods, Inc.
1031 Route 9W
Grandview, NY 10960

Dear Mr. Ferrante:

     This letter shall serve to confirm our understanding that, among other things, Swiss Natural Foods, Inc. ("Swiss Natural") is the sole owner of the complete service formulas (as opposed to the flavor formulas) used by it in connection with the production and manufacture of the Swiss Natural beverages. Comax Manufacturing Corporation ("Comax") claims no right, title or interest in any of said complete service formulas it has been given or helped formulate, or may in the future be given or help to formulate, in order to assist it in the development of flavors and complete service formulas for particular Swiss Natural products. Comax has entered into a Confidentiality Agreement with Swiss Natural to protect Swiss Natural's rights to these complete service formulas.

     Furthermore, Comax acknowledges and agrees that those flavors set forth on the attached Schedule "A" and those flavors formulated specifically for Swiss Natural, and which have been manufactured by Comax for sale to and use by Swiss Natural, in its beverage products, will be available for sale exclusively to Swiss Natural, and no other customer, for so long as Swiss Natural remains a customer of Comax. The parties hereto agree that by placing at least one order for flavors during each successive twelve month period, Swiss Natural will remain a "customer" of Comax.

     However, Comax acknowledges that Swiss Natural may rely upon Comax for the production and manufacture of flavors used in its beverage products; therefore, in the event Comax, voluntarily or involuntarily, ceases its operations or, for any reason whatsoever, is unable to manufacture flavors, Comax shall, upon written request of Swiss Natural, supply to Swiss Natural, for its use only, the detailed formulas for all flavors which have been sold to Swiss Natural, including, but not limited to, those listed on Schedule "A", whether or not exclusively formulated for Swiss Natural. Nothing herein contained shall grant Swiss Natural any rights of ownership, or any indicia of ownership, to any of the formulas used and generated by Comax in the manufacture of its flavors.

     Kindly indicate your agreement to the terms herein contained by signing below where indicated. Thank you.

                                                  Very truly yours,

                                                  /s/ Norman Katz

                                                  Norman Katz

Acknowledged and Agreed To:

Swiss Natural Foods, Inc.

/s/ Ralph Ferrante

Ralph Ferrante

                                  SCHEDULE A

1. NAT ICY PEACH TYPE 2031A13880

2. NAT ICY RASPBERRY TYPE 2031A15004

3. NAT ICY LEMON WONF 2031A15401

4. NAT ICY ORANGE WONF 2031A15452

5. NAT ICY APPLE WONF 2031A15460

6. NAT ICY KIWI BERRY WONF 2031A15497

7. NAT ICY MELONADE 2031A15523

                                                                   EXHIBIT 10.10

October 31, 1997

Ritter/Sysco Foods, Inc.
20 Theodore Conrad Drive
Jersey City, NJ 07305-4614

     Re: Swiss Natural Foods, Inc. / beverage distribution

Gentlemen:

     This letter amends certain of the provisions of the letter of understanding (the "Letter") dated March 3, 1997, between Ritter/Sysco Food Services, Inc. ("Ritter/Sysco") and Swiss Natural Foods, Inc. ("Swiss Natural").

     Section Number 6 of the Letter, entitled "Distribution rights", is hereby amended in its entirety to read as follows:

          "6. Distribution rights.

              a) Ritter/Sysco shall be the exclusive food service distributor of
                 Swiss Natural branded beverages for food service distribution of food service customers within the hereinafter defined geographic region. The following exceptions shall apply to the foregoing:

                    i)   All accounts serviced by Lisanti Foods, Inc.; and

                    ii)  Any retail supermarket of 15,000 square feet or larger.

                    iii) Customer to be named once all agreements are in place
                         (customer to be a retail fast food chain similar to Burger King or Manhattan Bagel with multiple distribution centers serving said chain); provided, however, that the exception shall not apply to any such customer if Ritter/Sysco currently or in the future actively distributes products to such customer so long as such customer will allow Ritter/Sysco to distribute the Swiss Natural branded beverages to such customer.

              b) Definition of a foodservice customer: A deli, restaurant, diner, pizza parlor, business and industry unit, school, university, college, hospital, long term health care unit, short term health care unit, a place where food is consumed on site.

              c) The geographic area covered shall consist of any point within a 100 mile radius from Columbus Circle, New York, NY."

     Except as expressly amended herein, the terms and conditions of the Letter remain unchanged and in full force and effect.

ACCEPTED & AGREED:

RITTER/SYSCO FOODS, INC.                     SWISS NATURAL FOODS, INC.

/s/                                          /s/ Ralph M. Ferrante
---------------------------------            -------------------------------
Title: Merchandising Manager                 Title:  CEO
Date:  11/7/97                               Date:   10/31/97


       SWISS NATURAL FOODS, INC. * 1031 ROUTE 9W * GRANDVIEW, NY 10960 *

                     TEL: 914-358-1212 * FAX: 914-358-2828

                                                                   EXHIBIT 10.11

                             HOLD HARMLESS AGREEMENT
                                      AND
                          GUARANTY/WARRANTY OF PRODUCT


Sysco Corporation and/or its Affiliates
ATTN: Vice President of Merchandising
Ritter Sysco Food Services, Inc.
P.O. Box 2000
Jersey City, New Jersey 07303-2000

Gentlemen:

     The undersigned person or entity ("Seller"), for value received, hereby represents and agrees as follows:

     1. The articles contained in any shipment or delivery made by Seller, its subsidiaries or divisions (a "Product") made to or on the order of Sysco Corporation, its subsidiaries, affiliates or divisions (collectively referred to as "Buyer") is hereby guaranteed, as of the date of such shipment or delivery,
(a) to not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act (the "Act"), (b) to not be an article which cannot be introduced into interstate commerce under the provisions of Sections 404 and 505 of the Act, and (c) to be in compliance with all applicable federal, state, and local laws.

     2. Seller agrees to defend, indemnify and hold harmless Buyer and its employees, officers, directors and customers (individually, an Indemnitee") from all actions, suits, claims and proceedings ("Claims"), and any judgements, damages, fines, costs and expenses (including reasonable attorneys' fees) resulting therefrom:

        (i) brought or commenced by federal, state of local governmental authorities against any Indemnitee alleging that any Product sold by Seller to or on the order of Buyer did not, as of the date of delivery, meet the guaranty set forth in Paragraph 1;

        (ii) brought or commenced by any person or entity against any Indemnitee for recovery of damages for the injury, illness and/or death of any person or damage to property arising out of or alleged to have arisen out of (a) the delivery, sale, resale, labeling, use or consumption of any product, or (b) the negligent acts or omissions of Seller; provided, however, that Seller's indemnification obligations hereunder shall not apply to the extent that Claims are caused by the negligence of Buyer.

     Indemnitee shall notify Seller promptly of the service of process or the receipt of actual notice of any Claim.

     3. Seller agrees to maintain in effect insurance coverage with reputable insurance companies covering worker's compensation and employees' liability, automobile liability, comprehensive general liability, including product liability and excess liability, all with such limits as are sufficient in Buyer's reasonable judgement, to protect Seller and Buyer from the liabilities insured against by such coverages. Seller shall furnish a certificate evidencing the obligation of its insurance carriers not to cancel or materially amend such policies without thirty (30) days prior written notice to Buyer. In addition, Buyer shall be named as an additional insured using Form CG 20 26 - Designated Person or Organization Endorsement - with respect to the comprehensive general, Product, automobile and excess liability coverages specified herein and all such policies shall provide a waiver of subrogation in favor of Buyer.

     4. This Guaranty and Agreement is continued and shall be in full force and effect and shall be binding upon the Seller with respect to each and every Product shipped or delivered to Buyer by the Seller before the receipt by the Buyer of written notice of revocation thereof.

Dated this 7th day of February, 1997.


                                        Swiss Natural Foods, Inc.
                                        ------------------------------------
                                        Name of Company, Seller

                                        /s/ Ralph Ferrante  CEO
                                        ------------------------------------
                                        Signature of Authorized Officer
                                        and Title

                                        1031 Route 9W
                                        ------------------------------------
                                        Street Address

                                        Upper Grandview, NY 10960
                                        ------------------------------------
                                        City, State and Zip Code

Ritter Sysco Food Services, Inc.
-------------------------------------------------------------------------------


Company Name                            Ritter Sysco Food Services, Inc.
                                        20 Theodore Conrad Drive
                                        Liberty Industrial Park
                                        Jersey City, New Jersey 07305
                                        (201) 433-2000

Federal Identification Number           22-1717732

D & B Number                            003-855-640

Parent Company                          SYSCO Corporation
                                        1390 Enclave Parkway
                                        Houston, Texas 77077
                                        (281) 584-1380

Bank                                    Summit Bank
                                        186 Newark Ave.
                                        Jersey City, New Jersey 07302
                                        (201) 432-4400
                                        Contact Betty Silfa

Trade References                        Lamb Weston
                                        P.O. Box 70075
                                        Chicago, Illinois 60673
                                        (800) 536-5720

                                        Hormel Foods
                                        P.O. Box 93624
                                        Chicago, Illinois 60673
                                        (507) 437-5284

                                        Tyson Foods, Inc.
                                        Springdale, Arkansas
                                        (800) 431-1297

                                        Nabisco
                                        P.O. Box 19274
                                        Newark, New Jersey 07195
                                        (800) 828-0398

                                                                   EXHIBIT 10.12

                                   AGREEMENT

     This Agreement dated January 30, 1998 between Swiss Natural Foods, Inc. (hereinafter referred to as "SWISS NATURAL"), a Delaware corporation with offices located in Grandview, New York, and Sbarro, Inc. (hereinafter referred to as "SBARRO") a Delaware corporation with its principal offices located in Commack, New York.

     SWISS NATURAL is the owner of the proprietary glass container(s) and proprietary formula(s) for the manufacture of various soft drink concentrates, finished beverages and 100% juice beverages and has developed, produced, and supplies the private label package, beverage and juices for SBARRO (such specified products being hereinafter referred to as the "Beverages") under trademark "SBARRO"; and

     Based upon mutual consideration:

     SWISS NATURAL agrees to supply SBARRO with Beverages for a period of three
(3) years and during such period, as long as SWISS NATURAL is supplying Beverages to SBARRO, to refrain from developing a private label beverage program for any other company which sells pizza as a primary source of revenue; and

     SBARRO grants to SWISS NATURAL, for a period of three (3) years, the exclusive right of first refusal to be the supplier of the SBARRO private label Beverages subject to the ability of SWISS NATURAL to supply SBARRO with a comparative product as specified by SBARRO at competitive prices. Nothing herein shall prohibit SBARRO from investigating and entering into discussions with alternative suppliers.


                                        SBARRO, INC.

                                        By:
                                        --------------------------------------
                                        Title:


                                        SWISS NATURAL FOODS, INC.

                                        By:
                                        --------------------------------------
                                        Title:

SBARRO                                            763 LARKFIELD ROAD
                                                  COMMACK, NEW YORK 11725
                                                  (516) 864-0200
                                                  FAX (516) 462-9058


                                                             July 31, 1998

Dear Sbarro Vendor;

We appreciate the very fine business relationship we have enjoyed these past years. It is always our intention to bring to Sbarro Inc. the very finest of quality products plus the most competitive pricing in the industry. Only by utilizing the best of quality and pricing can we remain a strong contender in these very competitive times. And, as we continue to grow and prosper hopefully so do those who are associated with us.

This brings me to an issue of inventory control. In the past we have requested that Lisanti Foods Inc. must always have inventoried a one month supply of all Sbarro spec merchandise. In retrospect, we expect our vendors to have a one month supply of product manufactured. Of late, it is brought to our attention that when some changes occur, very large product inventories are still available sometimes leading to a two to three month supply; this is unacceptable.

For the future and to reiterate past requests, we will require one months inventory of product be available to Sbarro Inc. from Lisanti's three (3) distribution centers. And, only one months inventory should be on hand by the manufacturer; Sbarro will not be responsible for unusually high volumes.

Thank you for your loyalty to Sbarro; it is always our intention to reciprocate. We at Sbarro have never set aside our sincere feelings on the importance of family. We look upon all that we associate with as family to include our many employees, our distributor, Lisanti Foods, Inc. and you, our vendor.



                                             Sincerely,

                                             /s/ Joseph Sbarro
                                             Joseph Sbarro
                                             Sr. Executive Vice President
                                             Cororate Purchasing

                                                                   EXHIBIT 10.13

November 6, 1998

Comax Manufacturing Corporation
130 Baylis Rd.
Melville, NY 11747

To Whom It May Concern:

     In connection with your relationship with (i) Swiss Natural Foods, Inc.
(ii) any affiliated entity, (iii) any entity formed by the major stockholder(s) of Swiss Natural Foods, Inc. or (iv) Ralph M. Ferrante, collectively referred to as (the "Company"), you have received and will receive valuable and unique information relating to the business, operations, customers and employees of the Company which is not generally available in the public domain and is confidential and proprietary in nature. The Company hereby requests that as a condition to your entering into relationship with the Company, you agree to treat any such information concerning the business, operations, customers or employees of the Company (whether provided by the Company, any of its representatives or otherwise) which you receive by or on behalf of the Company (herein collectively referred to as the "Confidential Information") in accordance with the provisions of this Agreement and to take or abstain from taking certain other actions herein set forth.

     For purposes of this Agreement, Confidential Information shall include by way of illustration and not limitation, and in addition to any meaning ascribed to it by law, information with respect to the raw materials including the flavors used by the Company in producing its beverages or other products, the mix of such raw materials, the final product, lists of distributions, suppliers, and customers, research and product development and planning and trade secrets, whether written or transferred orally, visually, electronically, or by any other means.

  1. You recognize and acknowledge the competitive value and confidential nature of internal, non-public financial and business information now, previously or hereafter furnished to your or obtain by you from the Company or its representatives relating to the Company's business, affairs, operations and products, as well as the damage which could result to the Company if any of this information is disclosed to any third party.

  2. You hereby agree that the Confidential Information will be used solely for the purpose of fulfilling your obligations to the Company and that you or your agents (hereinafter collectively referred to as "Your Representatives") will not directly or indirectly use, publish, disseminate or otherwise disclose to any third party any of the Confidential Information now, previously or hereafter received or obtained by you from the Company, its representatives or otherwise without the Company's prior written consent; provided, however that any such information may be disclosed to your accountants, attorneys and other confidential advisors (collectively, "Advisors") who need to know such information for the purpose of performing services for you. You agree to be responsible for any breach of this Agreement by Your Representatives and Advisors who need to know such information for the purpose of performing services for you and who will be advised by you in writing of the confidential nature of such information and shall agree to be bound by this agreement. You agree to exercise all due and diligent precautions to protect the integrity of the Company's customer and prospective customer lists, mailing lists and sources thereof, agreements, contracts, manuals or any other documents embodying any Confidential Information.

  3. In the event that your relationship with the Company shall terminate, either at your request or at the request of the Company, you shall promptly redeliver to the Company all written documents embodying Confidential Information including without limitation any customer lists, mailing lists, agreements, contracts, quality assistance or operations manuals provided to you by the Company and any other written material containing or reflecting any information that is Confidential Information (whether prepared by the Company, its representatives or otherwise) and will not retain any copies, extracts or other reproductions in whole or in part of such written material. All documents, memoranda, notes and other writings whatsoever prepared by you, your Representatives or your Advisors based on the information in the Confidential Information shall be destroyed, and such destruction shall be certified in writing to the Company by an authorized officer or person supervising such destruction.

  4. Neither you, your Representatives, officers or major stockholders shall:

        (a) use any of the Confidential Information now, previously or hereafter received or obtained from the Company with respect to any of the business, affairs, operations or products of the Company in furtherance of your business, or the business of anyone else whether or not in competition with the Company or for any other purpose whatsoever,

        (b) recruit, solicit or hire any employee of the company on behalf of yourself, any third party or any business similar to or competitive with the activities of the Company.

        (c) Be engaged in any way as an employee, partner, officer, or owner of a form of business which competes, directly of indirectly, with the Company,

        (d) use the Confidential Information to contact any other company(s), stockholder(s), owner(s), agent(s), representative(s), supplier(s), customer(s), bottler(s), distributor(s), or to solicit any trade business or usage of any of the Confidential Information to the detriment of the Company,

  5. By signature below and execution of this agreement, you confirm that any company, corporation, organization, firm which the signatory is a party to or member of, is bound by this agreement.

  6. All Confidential Information furnished or obtained by you prior on or after the date hereof shall be subject to the terms of this Agreement.

  7. The provisions of this Agreement shall be binding upon you and be governed and construed in accordance with the laws of the State of New York.

  8. You acknowledge that were you to breach any of the provisions of this Agreement, the damages to the Company would be irreparable and therefore, you agree that, in addition to damages and reasonable attorneys' fees, the Company shall be entitled to enjoin any such breach in a competent court.

  9. If any of the restrictions contained herein shall for any reason be held by a court of competent jurisdiction to excessively broad in any way whatsoever, such restrictions shall be construed so as thereafter to be limited or reduced to be enforceable to the extent compatible with the applicable law as it shall then appear it being understood that by the execution of this Agreement the parties hereto regard such restrictions as reasonable and compatible with their respective rights.

 10. No failure or delay in exercising any right, power or privilege hereunder, shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any right, power or privilege.

     Please acknowledge your agreements to hold all matters strictly confidential as discussed herein and to abide by all terms and conditions of this letter by countersigning this Agreement.


                                        Very truly yours,

                                        /s/ Ralph Ferrante
                                        -----------------------------------
                                        Ralph Ferrante individually, and in
                                        his capacity as an officer of
                                        Swiss Natural Foods, Inc.


Received and consented to this 11th day of November, 1998.

By: /s/ Paul J. Calabretta
-----------------------------------
Company:  Comax Mfg. Corp.
Name:     Paul J. Calabretta
Title:    Vice-President

                                                                   EXHIBIT 10.14
                           BEVERAGE SUPPLY AGREEMENT

DATED:      March 29, 1999

BETWEEN: SWISS NATURAL Foods, Inc. (hereinafter referred to as "SWISS NATURAL"), a Delaware corporation with offices located in Grandview, New York,

AND: DUNKIN' DONUTS MIDATLANTIC DCP, Inc. (hereinafter referred to as the "DCP") a New Jersey corporation with its principal offices located in Swedesboro, New Jersey.

WHEREAS, SWISS NATURAL agrees to supply to the DCP tea, fruit and juice drinks (such products being hereinafter referred to as set forth in exhibit A attached hereto as the "PRODUCTS'; and the DCP desires that SWISS NATURAL be designated an authorized DCP supplier of tea, fruit, and juice drinks and SWISS NATURAL is the owner of various proprietary glass container(s), trademarks, and proprietary formula for the manufacture of various soft drink concentrates and finished products and shall hereby develop, produce, and supply products under the trademark of SWISS NATURAL to the DCP.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, SWISS NATURAL and the DCP hereby agree as follows:

1. DCP hereby grants to SWISS NATURAL the right to be an authorized DCP supplier of the PRODUCTS. During the term of this Agreement, the DCP shall purchase from SWISS NATURAL the PRODUCTS for supply to all Mid-Atlantic Dunkin Donut FRANCHISES (the "FRANCHISES") to whom the DCP shall distribute such PRODUCTS. It is understood and agreed that the DCP has the right to resell PRODUCTS purchased from SWISS NATURAL only to the Dunkin Donut FRANCHISES.

2. This Agreement shall be effective on the date hereof and shall terminate at the expiration of thirty-six (36) months from the date hereof unless terminated earlier pursuant to the provisions of paragraph II hereof. This agreement shall be extended beyond the termination date for an additional period of time as mutually agreed to by both parties, no later than 90 days prior to the termination of this agreement.

3. The DCP shall submit to SWISS NATURAL purchase orders for all PRODUCTS in a form agreed to by the DCP and SWISS NATURAL. All orders shall be placed no less than fourteen (14) days prior to the expected delivery date of the PRODUCTS ordered. All orders shall be paid in US dollars in accordance with the terms as set forth on Exhibit A and D.

4. The price for PRODUCTS supplied by SWISS NATURAL shall be as set forth in exhibit A. Each delivery of PRODUCTS shall be made FOB the DCP warehouse facility at Swedesboro, New Jersey or FOB the SWISS NATURAL warehouse facility at Carteret, New Jersey. In either case upon the delivery of any PRODUCTS, the DCP shall become responsible for all charges, expenses, loss or damage to such PRODUCTS.

5. SWISS NATURAL may make available to the FRANCHISES serviced by the DCP, beverage coolers owned by SWISS NATURAL, its affiliate or associate upon certain terms and conditions. During the term of this agreement each FRANCHISES, approved by the DCP, shall be granted the opportunity to have SWISS NATURAL provide, and the DCP deliver such cooler, at no initial cost, other than the standard DCP $1.55 unit delivery charge, either a single door or countertop cooler (the size of the cooler to be determined by both SWISS NATURAL and the FRANCHISES based upon account needs). All FRANCHISES shall be required by SWISS NATURAL to store in such coolers only PRODUCTS, and milk based products which are determined by SWISS NATURAL not to be competitive with the PRODUCTS and which milk based products shall only be merchandised on the bottom two shelves of a single door cooler and bottom shelf of a countertop cooler.

     A. Cooler Inception Schedule: Immediately following the execution of this agreement each franchise shall be offered an initial introductory period of 90 days in which to enroll in the beverage program and thereby receive a beverage cooler as mutually agreed to by SWISS NATURAL and the franchisee. Any FRANCHISES which enroll in this beverage program after the initial period shall be provided a pro rata Cooler Termination schedule from SWISS NATURAL based on the enclosed Cooler Termination schedule B and C.

     B. Cooler Termination: The following cooler termination structure shall be offered to FRANCHISES:

     I. If any FRANCHISES (a) does not purchase a minimum amount of sixty cases of PRODUCTS for a single door cooler and or thirty nine cases of product for a counter top cooler within each consecutive three month period from receipt of a cooler or (b) does not purchase the minimum annual amount of two-hundred and forty cases of PRODUCTS for a single door cooler and or one-hundred and fifty-six cases of PRODUCTS for a counter top cooler within each three consecutive twelve month period from receipt of a cooler or (c) notifies SWISS NATURAL of their intent not to participate in the SWISS NATURAL beverage program offered by the DCP or (d) SWISS NATURAL, at its sole discretion notifies the FRANCHISES that the cooler is to be removed, then in each case the cooler(s) may be removed at the discretion of SWISS NATURAL.

     II. Provided FRANCHISES implements this program and during a 36 month period from and after the receipt of a cooler complies with the minimum purchase requirements then the following cooler provisions shall be applicable:

     a. Each single door cooler shall have an initial cost value of $1,200.00 which shall be reduced by $400.00 per year for each consecutive year commencing with the delivery date of such cooler to the FRANCHISES. In consideration of SWISS NATURAL providing the cooler the FRANCHISES agrees to purchase a minimum of two hundred and forty (240) cases of PRODUCTS each consecutive year for a three year period from the DCP, commencing with the delivery date of the cooler to the FRANCHISES. Within thirty (30) days after a maximum of 36 consecutive months the cooler may be purchased directly by the FRANCHISES for $1.00 or the cooler at the discretion of SWISS NATURAL, will remain the property of SWISS NATURAL, or

     b. Each counter top cooler shall have an initial cost value of $800.00 which shall be reduced by $266.67 per year for each consecutive year commencing with the delivery date of the FRANCHISES. In consideration of SWISS NATURAL providing the cooler the FRANCHISES agrees to purchase a minimum of one hundred and fifty six (156) cases of PRODUCTS each consecutive year for a three year period from the DCP commencing with the delivery date of such cooler to the FRANCHISES. Within thirty (30) days after a maximum of 36 consecutive months the cooler may be purchased directly by the FRANCHISES for $1.00 or the cooler will at the discretion of SWISS NATURAL, remain the property of SWISS NATURAL.

     III. Provided however the FRANCHISES does not comply with the minimum purchase requirements and SWISS NATURAL executes its right to remove the cooler, the cooler may be offered for purchase to the FRANCHISES at the option of SWISS NATURAL for the amount due to the nearest calculated applicable numbered month such month to be determined by dividing the total amount of PRODUCT in cases purchased by the specific FRANCHISES, by twenty
     (20), thereby indicating the applicable numbered month and the corresponding payment required as stipulated in Exhibit B applicable to a single door cooler and Exhibit C applicable to a counter top cooler both schedules titled Cooler Termination Cost.

6. The DCP and FRANCHISES selling any PRODUCTS shall have the right to use the name SWISS NATURAL and any trademark of SWISS NATURAL solely in connection with selling the PRODUCTS provided that (1) SWISS NATURAL shall have approved any such use in writing each time the DCP or any Dunkin Donut FRANCHISES proposes to use such trademarks; (2) the DCP and each Dunkin Donut FRANCHISES agrees that the name SWISS NATURAL and the trademarks shall remain the sole property of SWISS NATURAL; and (3) upon termination of this Agreement, the DCP and each Dunkin Donut FRANCHISES shall immediately cease and desist from any further use of the name SWISS NATURAL and any trademark of SWISS NATURAL. The DCP agrees that neither it nor any FRANCHISES shall alter or remove any trademarks on any PRODUCTS received pursuant to this Agreement or do anything which might impair SWISS NATURAL right, title or interest in any trademark and that neither will attempt to acquire any right, title or interest thereto.

7. The DCP and SWISS NATURAL acknowledge that any information or data disclosed to the DCP by SWISS NATURAL concerning the PRODUCTS or general business policies of SWISS NATURAL which is not generally available in the public domain constitutes valuable trade secrets of Swiss Natural. DCP agrees to hold such information in trust and confidence, and not to disclose such information to any third party and the DCP further agrees to take all additional steps necessary to protect such information and only disclose such information to those of its employees required to have such knowledge in order to fulfill their obligations hereunder and subject to agreement with each such person to maintain the confidentiality of such information. DCP acknowledges that the use of such information in a matter contrary to the provisions hereof would cause irreparable harm to SWISS NATURAL for which monetary damages would be inadequate and, therefore, the DCP agrees that, in addition to damages and reasonable attorney's fees, SWISS NATURAL shall be entitled to enjoin any such breach in a competent court. Upon expiration of this Agreement, DCP shall deliver to SWISS NATURAL all copies of any such confidential information furnished to it.

     The DCP and SWISS NATURAL acknowledge that any information or data disclosed to SWISS NATURAL by the DCP concerning the DCP or general business policies of the DCP which is not generally available in the public domain constitutes valuable trade secrets of the DCP. SWISS NATURAL agrees to hold such information in trust and confidence, and not to disclose such information to any third party and SWISS NATURAL further agrees to take all additional steps necessary to protect such information and only disclose such information to those of its employees required to have such knowledge in order to fulfill their obligations hereunder and subject to agreement with each such person to maintain the confidentiality of such information. SWISS NATURAL acknowledges that the use of such information in a matter contrary to the provisions hereof would cause irreparable harm to DCP for which monetary damages would be inadequate and, therefore, SWISS NATURAL agrees that, in addition to damages and reasonable attorney's fees, DCP shall be entitled to enjoin any such breach in a competent court. Upon expiration of this Agreement, SWISS NATURAL shall deliver to DCP all copies of any such confidential information furnished to it.

8. Neither party hereto shall be liable to the other party hereto, except by reason of acts or omissions in contravention of this Agreement or due to gross negligence. Each party hereto shall defend, indemnify and hold the other party hereto harmless from and against any and all losses, liabilities, damages, costs and expenses (including, but not limited to, reasonable attorney's fees) to which such entity could be subject, arising out of or in connection with any acts or omissions by the other party hereto in contravention of this Agreement or due to the other party's gross negligence.

9. SWISS NATURAL shall not be liable for any delay or failure on its part to perform hereunder, in whole or in part, if such delay or failure is caused by the occurrence of any contingency beyond the control of SWISS NATURAL including, by the way of illustration, but not limitation, war, sabotage, insurrection, riot or other act of disobedience, act of public enemy, failure or delay in transportation, act of any government or any agency of subdivision thereof, judicial action, labor dispute, accident, fire, flood, explosion, storm or other act of God or shortage of labor, raw material, fuel or machinery.

10. The relationship of the parties hereto during the term of this Agreement shall be that of separate legal parties and neither is the agent or employee of the other. The DCP shall not have, and shall not represent that it has, any right or authority to bind SWISS NATURAL, or to assume or create any obligation or responsibility, express or implied on behalf of SWISS NATURAL.

11.  SWISS NATURAL may terminate this Agreement, (a) at will upon notification
     (b) immediately without notice to DCP if (1) DCP fails to perform any of its duties under this Agreement or (2) DCP becomes bankrupt or insolvent or commences or suffers the commencement of a reorganization or insolvency proceeding. If this Agreement terminates pursuant to the provisions of this paragraph, SWISS NATURAL may, in its sole discretion, exercise any or all of its remedies under law including, but not limited to, acceleration of all outstanding invoices due to SWISS NATURAL, stoppage of shipments in transit and repossession of Products not paid for which are in the possession of DCP.

12. All statements made herein by the party's hereto, and their respective obligations to be performed pursuant to the terms hereof, shall survive the date hereof, notwithstanding any examination by or on behalf of any party hereto, notwithstanding any notice of a breach or a failure to perform not waived in writing and notwithstanding the consummation of the transactions hereby contemplated with knowledge of such breach or failure.

13. All communications hereunder shall be in writing and shall be sent by registered or certified mail, return receipt required, if intended for SWISS NATURAL shall be addressed to SWISS NATURAL, attention Herbert Paul at 1031 Route 9W, Grandview, New York 10960 or such address which SWISS NATURAL shall have given to the DCP. And if intended for the DCP, shall be addressed to the DCP, attention General Manager at Swedesboro, New Jersey or such other address which the DCP shall have given to Swiss Natural for the purpose of notice to SWISS NATURAL. All notices shall be considered given as of the date received.

14. This Agreement constitutes the entire understanding as to the subject matter hereof among the parties hereto and no waiver or modification of the terms hereof shall be valid unless in writing signed by the party to be charged.

15. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors and permitted assigns.

16. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement.

17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed solely within said state without giving effect to conflict of law or principles thereof.

18. In the event that any one or more of the provisions contained herein or the application thereof in circumstances, is held to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and the remaining provisions of this agreement shall not be in any way impaired or affected.

19. The failure of any PARTY to exercise any of its rights under this Agreement or to require performance of any term or provision of this Agreement, or the waiver by any party of such breach of this Agreement, shall not prevent a subsequent exercise or enforcement of such rights or be deemed a waiver of any subsequent breach of the same or any other term or provision of this Agreement. Any waiver of performance of any of the terms or conditions of this Agreement shall be effective only if in writing and signed by the party against which such waiver is to be enforced.

IN WITNESS WHEREOF, each of the undersigned have executed this Agreement on the date first written above.

Accepted and agreed this 29 day of       Accepted and agreed this 31 day of

                      March,1999                                March, 1999

MIDATLANTIC DCP                        SWISS NATURAL, FOODS INC.


  /s/ Craig V. Sitter                   /s/ Ralph M. Ferrante
--------------------------------       --------------------------------
By:  Craig V. Sitter                   By: Ralph M. Ferrante
Title: Vice President/General
          Manager                        Title: CEO

                                   EXHIBIT A
                              PRODUCTS AND PRICING

Item                  Container  Size Case Size   Pallet Size  Case Cost

SWISS NATURAL TEAS
ICY Tea w Lemon       Glass      1 60Z.  24          54         $10.40
ICY Tea w Peach       Glass      16Oz.   24          54         $10.40
ICY Tea w Raspberry   Glass      160z.   24          54         $10.40
ICY Diet Tea w Peach  Glass      160z.   24          54         $10.40
ICY Diet Tea w Lemon  Glass      160z.   24          54         $10.40

SWISS NATURAL FRUIT DRINKS
ICY Berry Glass                  160z.   24          54         $10.40
ICY Citrus Glass                 160z.   24          54         $10.40
ICY Melonade Glass               160z.   24          54         $10.40

SWISS NATURAL 100% JUICES
100% Orange Glass                120z.   24          70         $9.25
100% Apple Glass                 120z.   24          70         $9.25

Pricing notes:

1. All Pricing as stipulated in this exhibit for the teas and fruit drinks is for twelve months from the date of execution of this agreement. All Pricing as stipulated in this exhibit for the 100% juice drinks is for six months from the date of execution of this agreement. Thereafter pricing may be changed at the sole discretion of Swiss Natural.

2. Price does not include pallets. Grade A pallets shall be returned with each delivery or pickup or paid for at $6.75 per pallet upon invoice. The DCP shall have 30 days subsequent to notice by Swiss Natural to cure any pallet deficiencies. If such deficiency is not cured within the 30 day period, Swiss Natural reserves the right to increase the pricing per case to cover the cost of pallets and eliminate the return pallet policy.

3.   Pricing terms 1% provided receipt within 10 days. Net 20 days.

*Exhibit A: May exclude items from the above list or include future items, developed, produced or supplied to the DCP.

                                   EXHIBIT B
                            COOLER TERMINATION COST

                          Single Door
                          Cooler Cost       $ 1,200
                          Months              36

               Beginning                              Ending
                Balance          Payments            Balance
               ---------------------------------------------
Month 1         1200.00             33.30            1166.70
Month 2         1166.70             33.30            1133.40
Month 3         1133.40             33.30            1100.10
Month 4         1100.10             33.30            1066.80
Month 5         1066.80             33.30            1033.50
Month 6         1033.50             33.30            1000.20
Month 7         1000.20             33.30             966.90
Month 8         966.90              33.30             933.60
Month 9         933.60              33.30             900.30
Month 10        900.30              33.30             867.00
Month 11        867.00              33.30             833.70
Month 12        833.70              33.30             800.40
Month 13        800.40              33.30             767.10
Month 14        767.10              33.30             733.80
Month 15        733.80              33.30             700.50
Month 16        700.50              33.30             667.20
Month 17        667.20              33.31             633.89
Month 18        633.89              33.31             600.58
Month 19        600.58              33.31             567.27
Month 20        567.27              33.31             533.96
Month 21        533.96              33.31             500.65
Month 22        500.65              33.31             467.34
Month 23        467.34              33.31             434.03
Month 24        434.03              33.31             400.72
Month 25        400.72              33.31             367.41
Month 26        367.41              33.31             334.10
Month 27        334-10              33.31             300.79
Month 28        300.79              33.31             267.48
Month 29        267.48              33.31             234.17
Month 30        234.17              33.31             200.86
Month 31        200.86              33.31             167.55
Month 32        167.55              33.31             134.24
Month 33        134.24              33.31             100.93
Month 34        100.93              33.31              67.62
Month 35         67.62              33.31              34.31
Month 36         34.31              33.31               1.00

                                   EXHIBIT C
                            COOLER TERMINATION COST

                          Counter Top
                          Cooler Cost       $ 800
                          Months             36

               Beginning                           Ending
                Balance          Payments          Balance
               ---------------------------------------------
Month 1         800.00              22.20          777.80
Month 2         777.80              22.20          755.60
Month 3         755.60              22.20          733.40
Month 4         733.40              22.20          711.20
Month 5         711.20              22.20          689.00
Month 6         689.00              22.20          666.80
Month 7         666.80              22.20          644.60
Month 8         644.60              22.20          622.40
Month 9         622.40              22.20          600.20
Month 10        600.20              22.20          578.00
Month 11        578.00              22.20          555.80
Month 12        555.80              22.20          533.60
Month 13        533.60              22.20          511.40
Month 14        511.40              22.20          489.20
Month 15        489.20              22.20          467.00
Month 16        467.00              22.20          444.80
Month 17        444.80              22.19          422.61
Month 18        422.61              22.19          400.42
Month 19        400.42              22.19          378.23
Month 20        378.23              22.19          356.04
Month 21        356.04              22.19          333.85
Month 22        333.85              22.19          311.66
Month 23        311.66              22.19          289.47
Month 24        289.47              22.19          267.28
Month 25        267.28              22.19          245.09
Month 26        245.09              22.19          222.90
Month 27        222.90              22.19          200.71
Month 28        200.71              22.19          178.52
Month 29        178.52              22.19          156.33
Month 30        156.33              22.19          134.14
Month 31        134.14              22.19          111.95
Month 32        111.95              22.19           89.76
Month 33         89.76              22.19           67.57
Month 34         67.57              22.19           45.38
Month 35         45.38              22.19           23.19
Month 36         23.19              22.19            1.00

                                   EXHIBIT D
                              TERMS AND CONDITIONS

Terms and conditions:

1.   Pricing terms 1% provided receipt within 10 days. Net 20 days.

2. Any payment not made on its due date shall be paid with interest on the amount owed at a rate of 1.5% per month, computed from the original due date until paid in full.

3.   DCP Volume Purchase Rebate:

     Rebate year one:

     Provided the aggregate amount of cases of only 1 6OZ PRODUCTS, purchased and paid for by the DCP, within twelve consecutive months beginning with the execution of this agreement equals at minimum 65,000 cases then the DCP shall be paid a per case volume rebate at the rate of 70 cents per case on these cases purchased. Only at such time the minimum amount of cases are purchased and paid for by the DCP shall the rebate amount due be rendered to the DCP, and thereafter calculated each following two month period only, and terminating at the end of the 12th month.

     Rebate year two:

     Provided the aggregate amount of cases of only 1 6OZ PRODUCTS purchased and paid for by the DCP, within twelve consecutive months beginning with the thirteenth month of this agreement equals at minimum 78,000 cases then the DCP shall be paid a per case volume rebate at the rate of 70 cents per case on these cases purchased. Only at such time the minimum amount of cases are purchased and paid for by the DCP shall the rebate amount due be rendered to the DCP, and thereafter calculated each following two month period only, and terminating at the end of the 24th month.

     Rebate year three:

     Provided the aggregate amount of cases of only 1 6OZ PRODUCTS purchased and paid for by the DCP, within twelve consecutive months beginning with the twenty-fifth month of this agreement equals at minimum 78,000 cases then the DCP shall be paid a per case volume rebate at the rate of 70 cents per case on these cases purchased. Only at such time the minimum amount of cases are purchased and paid for by the DCP shall the rebate amount due be rendered to the DCP, and thereafter calculated each following two month period only, and terminating at the end of the 36th month.

                              EXHIBIT D continued
                              TERMS AND CONDITIONS

4.   DCP Volume Purchase Rebate:

     Rebate year one:

     Provided the aggregate amount of cases of only 12 oz PRODUCTS, purchased and paid for by the DCP, within twelve consecutive months beginning with the execution of this agreement equals at minimum 26,000 cases then the DCP shall be paid a per case volume rebate at the rate of 20 cents per case on these cases purchased. Only at such time the minimum amount of cases are purchased and paid for by the DCP shall the rebate amount due be rendered to the DCP, and thereafter calculated each following two month period only, and terminating at the end of the 12th month.

     Rebate year two:

     Provided the aggregate amount of cases of only 12 oz PRODUCTS purchased and paid for by the DCP, within twelve consecutive months beginning with the thirteenth month of this agreement equals at minimum 32,000 cases then the DCP shall be paid a per case volume rebate at the rate of 20 cents per case on these cases purchased. Only at such time the minimum amount of cases are purchased and paid for by the DCP shall the rebate amount due be rendered to the DCP, and thereafter calculated each following two month period only, and terminating at the end of the 24th month.

     Rebate year three:

     Provided the aggregate amount of cases of only 12 oz PRODUCTS purchased and paid for by the DCP, within twelve consecutive months beginning with the twenty-fifth month of this agreement equals at minimum 32,000 cases then the DCP shall be paid a per case volume rebate at the rate of 20 cents per case on these cases purchased. Only at such time the minimum amount of cases are purchased and paid for by the DCP shall the rebate amount due be rendered to the DCP, and thereafter calculated each following two month period only, and terminating at the end of the 36th month.

                                                                   EXHIBIT 10.15

                                AGENCY AGREEMENT

         This AGENCY AGREEMENT made and effective as of the 5th day of May 1998, by and between Swiss Natural Foods, Inc., a Delaware corporation (the "Company") and Bentonville Associates Ventures, LLC, and Arkansas limited liability company (the "Agent").

         Witness the following:

         WHEREAS, the Company, which is in the business of making and selling, among other things, fruit juice and drink products, is in need of certain sales and marketing services that the Agent is uniquely qualified to provide; and

         WHEREAS, the Agent has agreed to provide such services in consideration for certain payments upon the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

         1.   APPOINTMENT OF AGENT.   The Company hereby appoints the Agent as
its marketing agent for those matters set forth herein:

         1.1 During the term of this Agreement, the Agent shall promote the sale of those products manufactured by the Company and identified on EXHIBIT A attached hereto and made a part hereof (the "Products") and shall transmit to the Company each offer, order or expression of interest received by the Agent from a person, firm or corporation wishing to purchase Products (a "Customer"). The Agent shall have no authority to make contracts by or on behalf of or in any other way to bind the Company. The Agent and the Company hereby agree and acknowledge that the list of Products may be expanded to include other mutually acceptable products that the Company manufactures. In such event, the Agent and the Company agree that Exhibit A to this Agreement shall be amended to reflect any such mutually agreeable additional products.

         1.2 During the term of this Agreement, the Agent shall act as the Company's exclusive marketing representative with regard to certain accounts as from time to time agreed to by the parties (the "Exclusive Accounts"). An initial list of the Exclusive Accounts is set forth on EXHIBIT B attached hereto. With respect to the Exclusive Accounts, the Agent shall have the exclusive right to appoint other representatives or brokers who shall agree in writing to be bound by the terms and provisions of this Agreement. At any time after the date hereof, the Agent may add Customers to the list of Exclusive Accounts in accordance with the following procedure: the Agent shall contact the President of the Company in writing and shall propose the name of a potential Customer (any such potential Customer being hereinafter referred to as a "Potential Customer"), provided the Company shall accept a new Potential Customer. If the Company has no existing relationship with said Potential Customer, then the Potential Customer shall become

An Exclusive Account provided the Company shall accept the new Potential Customer, and the Agent shall send a letter to the Company confirming as such, which letter the Company shall execute with any revisions as the Company shall deem necessary and shall return to the Agent. Any such Potential Customer so agreed upon shall be added to the list of Exclusive Accounts as specified in Exhibit B attached hereto as if the same had been inscribed thereon.

         1.3 In addition to the Exclusive Accounts, the Agent shall also promote sales of Products to other Customers (hereinafter referred to as the "Non-Exclusive Accounts"). The Company and the Agent hereby agree and acknowledge that, subject to the terms hereof, the Company may retain agents other than the Agent for the purpose of promoting the sales of Products to the Non-Exclusive Accounts.

         1.4 The Agent shall receive a commission of ten percent (10%) of all amounts received on account of sales of Products to Customers (the "Standard Commission"). Any commissions payable to any sub-brokers or other Sales and Marketing Identities utilized by the Agent shall be the responsibility of the Agent for payments. Commissions shall be calculated on the net invoiced price after deduction of any promotions, discounts, returns, shipping and storage. Commissions are payable 15 days after full payment has been made by the Customer to the Company in settlement of the account. The Company shall send the Agent a quarterly report showing all sales and the amount of commissions due together with payment of all accounts so shown.

         (a) The Agent and the Company hereby agree that for the first twelve
(12) months during which this Agreement is in effect, the Company shall reimburse the Agent for one half of the Agent's out-of-pocket expenses incurred in connection with the development, creation, promotion, marketing and merchandising of the Products both domestically and internationally, provided all expenses are authorized via facsimile by the Company. Such reimbursement shall be delivered by the Company to the Agent within five (5) days of the Company's receipt of the invoice.

         1.5 The Company shall provide the Agent with copies of all paperwork, orders, invoices and other communications passing between the Company and any Customer.

         1.6 The Company reserves the right to reject any order submitted by the Agent or by a Customer. Likewise, the Company reserves the right to suspend sales of some particular items, or replace them with others, according to the Company's needs and market conditions.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with the Agent as follows:

         2.1 ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the full corporate power, authority and legal right to own, lease or otherwise hold its properties and to carry on its business as now being conducted.

         2.2 AUTHORITY RELATIVE TO AGREEMENTS. The Company has the full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated on its part hereby. All corporate actions on the part of the Company, its shareholders or directors necessary to authorize the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby have been taken and the same have been approved and have not been rescinded of the date hereof. The Agreement and any other agreement referred to herein to be executed and delivered by the Company in connection herewith have been duly executed and delivered by the Company and constitute valid and legally binding agreements of the Company, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         2.3 NO VIOLATION OF OTHER AGREEMENTS. Neither (i) the execution and delivery of this Agreement by the Company, nor (ii) the performance and compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby, conflicts with, or results in any material breach of any of the provisions of, or constitutes a material default (or an occurrence which, the lapse of time, the giving of notice or both, would constitute a breach or default) under any material loan agreement, indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of its properties or assets are subject, which will have a material adverse affect on the financial condition or business of the Company or conflicts with, or results in a material breach of any of the provisions of, or constitutes a material default under the articles of incorporation or bylaws of the Company or any law, judgment, order, writ, injunction decree, rule arbitration award or regulation or results in the creation or imposition of any material lien, charge, pledge, security interest or other encumbrance upon any of the assets of the Company which will have material adverse affect on the financial condition or business of the Company.

         3. REPRESENTATIONS AND WARRANTIES OF THE AGENT. The Agent represents and warrants to and agrees with the Company as follows:

         3.1 ORGANIZATION AND AUTHORITY. The Agent is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Arkansas. The Agent has the full corporate power, authority and legal right to own, lease or otherwise hold its properties and to carry on its business as now being conducted.

         3.2 AUTHORITY RELATIVE TO AGREEMENTS. The Agent has the full power and authority to execute, deliver and perform the Agreement and to consummate the transactions contemplated on its part hereby. All actions on the part of the Agent, its members or directors necessary to authorize the execution and delivery of the Agreement or the consummation of the transactions contemplated hereby have been taken and the same have been approved and have not been rescinded of the date hereof. The Agreement and any other agreement referred to herein to be executed and delivered by the Agent in connection herewith have been duly executed and delivered by the Agent and constitute valid and legally binding agreements of the Agent, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         3.3 NO VIOLATION OF OTHER AGREEMENTS. Neither (i) the execution and delivery of this Agreement by the Agent, nor (ii) the performance and compliance by the Agent with all of the provisions of this Agreement and the consummation of the transactions contemplated hereby, conflicts with, or results in any breach of any of the provisions of, or constitutes a default (or an occurrence which, the lapse of time, the giving of notice or both, would constitute a breach or default) under any loan agreement, indenture, mortgage, deed of trust or other agreement or instrument to which the Agent is a party or by which the Agent is bound or to which any of its properties or assets are subject, or conflicts with, or results in a breach of any of the provisions of, or constitutes a default under the articles of organization or bylaws of the Agent or any law, judgment, order, writ, injunction, decree, rule, arbitration award or regulation or results in the creation or imposition of any lien, charge, pledge, security interest or other encumbrance upon any of the assets of the Agent.

         4. BINDING EFFECT. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, personal representatives, successors and assigns, and other legal representatives.

         5. ENTIRE AGREEMENT; MODIFICATION. This Agreement contains the entire understanding and agreement among the parties with respect to the subject matter hereof, and it may not be amended, modified or supplemented in any respect except by subsequent written agreement entered into by all parties.

         6. WAIVERS. No waiver of any provision of this Agreement shall be valid unless in a writing signed by the person(s) against whom such waiver is sought to be enforced. The failure of any party at any time to insist upon strict performance of any of the terms or conditions hereof shall not be construed as waiver or relinquishment of the right to insist upon strict performance of the same at a future time.

         7. TERM.

         7.1  This Agreement may be terminated:

         (a) By the Agent, upon 90 days' written notice;

         (b) By the Company upon 90 days written notice following a default by the Agent in any of the Agent's duties, obligations, or failure to comply with the minimum dollar sales volume standards as stipulated in Exhibit C hereunder, which default is not cured within thirty (30) days of the Agent's receipt of notice thereof.

         7.2 (a) Upon any termination by the Agent of the Company the Agent shall be entitled to receive and the Company shall be required to pay the Standard Commissions applicable to all offers submitted by the Agent and accepted by the Company through the date of any such notice of termination hereunder.

         (b) Provided any termination by the Company of the Agent due to a default by the Agent in any of the Agent's duties or failure to comply with the minimum dollar sales volume standards stipulated in Schedule C, attached hereto, the Agent shall be entitled to receive and the Company shall be required to pay, a Standard Commission of only five percent (5%), on sales of Products provided to Exclusive Accounts beyond the date of any such notice of termination hereunder for a period of five (5) years[, only up to a maximum Standard Commission equal to five percent (5%) of the sales volume level attained by the Agent for the trailing consecutive twelve (12) month period prior to the notice of termination].

         8. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Arkansas.

         (a) Headings are included solely for convenience of reference and are not to be considered part of this Agreement.

         (b) This is an agreement between separate legal parties and neither is the agent or employee of the other for any purpose whatsoever. The parties do not intend to create a partnership or joint venture between themselves. None of the parties hereto shall have the right to bind the other to any agreement with a third party or to incur any obligation or liability on behalf of the other party, except as expressly provided herein.

         (c) The failure of any party to exercise any of its rights under this Agreement or to require the performance of any term or provision of this Agreement, or the waiver by any party of such breach of this Agreement, shall not prevent a subsequent exercise or enforcement of such rights or be deemed a waiver of any subsequent breach of the same or any other term or provision of this Agreement. Any waiver of the performance of any of the terms or conditions of this Agreement shall be effective only if in writing and signed by the party against which such waiver is to be enforced.

         (d) If any of the terms and provisions of this Agreement are invalid or unenforceable, such term or provisions shall not invalidate the rest of this Agreement, which shall remain in full force and effect as if such invalidated or unenforceable terms and provisions had not been made a part of this Agreement.

         (e) The validity of this Agreement and the rights, obligations and relatins of the parties hereunder shall be construed and determined under and in accordance with the laws of the State of Arkansas without giving effect to the conflict of laws, rules of such State. ANY CLAIM OR CONTROVERSY PERTAINING TO OR ARISING UNDER THIS AGREEMENT OR THE RELATIONSHIP BETWEEN

         THE PARTIES SHALL BE SETTLED BY A SINGLE ARBITRATOR BEFORE THE AMERICAN ARBITRATION ASSOCIATION IN ARKANSAS. THE COSTS OF WHICH SHALL BE BORNE BY THE PARTY SUBMITTING SUCH CLAIM OR CONTROVERSY, UNLESS THE ARBITRATOR OTHERWISE DETERMINES. ALL PARTIES HEREBY SUBMIT TO THE JURISDICTION OF THE STATE OR ARKANSAS IN CONNECTION WITH THE FOREGOING.

         (f) This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the Company and the Agent have executed this Agency Agreement as of the day and year first above written.

                                                       Swiss Natural Foods, Inc.

                                                       By: /s/ Herbert Paul
                                                           ---------------------
                                                              Herbert Paul
                                                              President
----------------------
Witness

                                                       BENTONVILLE ASSOCIATES
                                                          VENTURES, LLC

                                                       By:  /s/ Colon Washburn
                                                           ---------------------
                                                             Colon Washburn
                                                            Managing Partner

----------------------
Witness

                                    EXHIBIT A

                                List of Products

         Products represented and marketed by Agent would include all Swiss Natural labeled beverages products marketed and/or produced by Swiss Natural and beverage products as may be marketed and/or produced directly for the Exclusive Accounts by Swiss Natural.

                                    EXHIBIT B

                           List of Exclusive Accounts

*  Wal*Mart Stores -- domestic and international
*  Wal*Mart Super Centers -- domestic and international
*  Sams Clubs -- domestic and international
*  Costco -- domestic and international
*  BJ's -- domestic and international
*  Safeway
*  Krogers
*  B.J.'s Wholesale Club
*  Food Lion, Inc.
*  Publix
*  Winn Dixie
*  Randalls
*  HEB
*  Wegmens
*  Giant Foods
*  Weiss Foods
*  Albertson's, Inc.
*  Ahold USA, Inc.
*  Ralphs Grocery Co.
*  Fleming Companies
*  Penn Traffic Co.
*  Fred Meyer, Inc.
*  Hannaford Bros., Co.
*  Bruno's, Inc.
*  Shaw's Supermarkets
*  Aidi, Inc.
*  Quality Food Centers
*  Giant Eagle, Inc.
*  Raley's, Stater Bros. Markets
*  Harris-Teeter
*  DeMoulas/Market
*  Price Chopper
*  Ingles Markets
*  Save Mart Supermarkets
*  Pueblo International
*  DelChamps
*  Nash Finch Co.
*  C&S Wholesale Grocers
*  Hobby Lobby
*  Rite-Aid
*  McLane
*  Supervalu
*  Smart & Final

All Exclusive Accounts to remain an Exclusive Account shall have begun purchasing Products from the Company within twenty four (24) months from execution of this agreement and continue to purchase the Products from the Company thereafter.

                                    EXHIBIT C

                             Product Volume Schedule

The Agent agrees that the following minimum annual gross sales dollars will be provided to the Company from the sales generated by the Agent from the Exclusive Accounts as listed in Exhibit B:

*  May 1998 through September 1998: no minimum or maximum sales

*  Period One:

   November 1998 through October 1999: $2.5 million minimum
   *Bonus: May 1998 through October 1999:

   a) for attaining a sales volume level of $7.5 million = 30,000 warrants

*  Period Two:

   November 1999 through October 2000: $5.0 million minimum
   *Bonus: November 1999 through October 2000:

   a) for attaining a sales volume level of $10 million = 30,000 warrants

*  Period Three:

   November 2000 through October 2001: $7.5 million minimum
   *Bonus: November 2000 through October 2001:

   a) for attaining a sales volume level of $12.5 million = 30,000 warrants

*  Each successive year beyond November 2001: $7.5 million

*All warrant terms and conditions to be set by the Company.

                                      SWISS

                                     NATURAL

                                     [LOGO]

January 18, 1999

Mr. Colon Washburn
Bentonville Assoc. Ventures, LLC

VIA FACSIMILE

Dear Colon:

The Company and the Agent hereby agree to amend the Agency Agreement dated May 5, 1998 between Swiss Natural Foods, Inc. and Bentonville Associates Ventures, LLC by adding thereto the following:

The Company and the Agent hereby agree that the Company may delete Customers from the list of Exclusive Accounts set forth on Exhibit B in accordance with the following procedure: the Company shall contact the Agent in writing indicating the name of a potential Customer to be deleted (any such potential Customer being hereinafter referred to as a "Deleted Customer"). If within 10 days of being contacted by the Company, the Agent has not provided the Company with written evidence of the fact that within the last three months the Agent has contacted the Deleted Customer regarding the purchase of Swiss Natural products and the Deleted Customer has submitted to the Company written evidence of its interest in purchasing Swiss Natural products, then the Deleted customer shall be deleted from the list of Exclusive Accounts and the Company shall send a letter for the Agent confirming as such. Then no commissions shall be due and payable by the Company to the Agent on account of sales to Deleted Accounts.

The following accounts:

Wal*Mart Stores (domestic and international); Wal*Mart Neighborhood Markets (domestic and international); Wal*Mart Super Centers (domestic and international); Sam's Club (domestic and international); Costco (domestic and international); and BJ's (domestic and international), shall be excluded from this amendment.

Agreed to and Accepted by: (send signed copies back to 617-576-3570 (fax), address above (original).

/s/ Ralph M. Ferrante, CEO                 /s/ Colon Washburn, Managing Partner

-------------------------                  ---------------------------------
Swiss Natural Foods, Inc.                  Bentonville Asoc. Ventures, LLC

       Swiss Natural Foods, Inc. * 1031 Route 9W * Grandview, NY 10960 *
                      Tel 914/358-1212 * Fax 914/358-2828

                                                                   EXHIBIT 10.16

                                VENDOR AGREEMENT
                              WAL-MART STORES, INC.
                                Corporate Office
                              Bentonville, AR 72716
                                 (501) 273-4000

THIS AGREEMENT IS A LEGALLY BINDING DOCUMENT AND THE PARTIES HERETO AGREE TO BE BOUND BY ALL TERMS AND CONDITIONS HEREIN; HOWEVER, THIS VENDOR AGREEMENT AND OTHER TERMS, CONDITIONS AND STANDARDS INCORPORATED HEREIN DO NOT CREATE AN OBLIGATION FOR PURCHASER TO PURCHASER MERCHANDISE OR OTHER GOODS.

-------------------------------------------------------------------------------

TO BE COMPLETED BY PURCHASER: Effective Date _________________


[ ] WAL-MART           [ ] ROYALTY    [ ] EXISTING VENDOR   [ ] PURCHASE / MDSE

[ ] SAM'S CLUB         [ ] OTHER      [ ] NEW VENDOR        [ ] EXPENSE &

[ ] SUPERCENTER                       [ ] UPDATE                Type__________

[ ] GROCERY DIVISION                  [ ] NEW SEQ.


         VENDOR NO.       DEPT.    SEQ.
[  ][  ][  ][  ][  ][  ][  ][  ][  ][  ]

CATEGORY _______________________________________________

DEPARTMENT _____________________________________________

BUYER ___________________________ EXT. _________________

-------------------------------------------------------------------------------

GENERAL VENDOR INFORMATION

COMPANY CLASSIFICATION: (PLEASE DISREGARD THIS SECTION IF YOU ARE NOT A MINORITY OWNED BUSINESS)

Minority Owned? ________   Woman-Owned? ________

B ________ Black   P ________ Asian-Pacific American   I ________ Asian Indian
N ________ Eskimo  H ________ Hispanic   N ________ American Indian
N ________ Aleut   N ________ Native Hawaiian

IF YOUR COMPANY FALLS WITHIN ANY OF THE ABOVE MINORITY CLASSES, AND HAS BEEN CERTIFIED AS MINORITY-OWNED BY A GOVERNMENT AGENCY OR PURCHASING COUNCIL, YOU ARE QUALIFIED FOR THE FIRST STEP IN THE WAL-MART MINORITY OWNED BUSINESS DEVELOPMENT PROGRAM. A COPY OF YOUR CERTIFICATION MUST BE ATTACHED TO QUALIFY.

-------------------------------------------------------------------------------

Enter the Federal Taxpayer Identification Number (TIN) of the Payee Named Below. If a "TIN" has not been issued, enter the Employer's Social Security Number.

[1][3] -- [3][7][6][2][5][6][2] OR [ ][ ][ ] -- [ ][ ] -- [ ][ ][ ][ ]

TYPE OF PAYEE (CHECK ONLY ONE):  ______ Individual/Sole Proprietorship
[X] Corporation   ______ Partnership  ______ Other

PURCHASER RESERVES THE RIGHT TO REMIT TO THE PARTY TO WHOM THE PURCHASE ORDER IS ISSUED.


ADDRESS TO MAIL PAYMENT:                             ADDRESS TO SEND PURCHASE ORDERS:

Vendor Name: Swiss Natural Foods Inc.                Vendor Name: Swiss Natural Foods Inc.

Address: 1031 Route 9W                               Attention: Larry Ackerman

City: Grandview  State: N.Y.  Zip: 10960             Address: 1031 Route 9W

Factor Name: None                                    City: Grandview  State: N.Y.  Zip: 10960

Vendor Also Doing Business As: (Attach a list to     Street Address for use by delivery services other than the
this Agreement if space below is insufficient)       U.S. Mail, If not already shown in the Purchase Order address above.

                                                     ________________________________________ Room _______________

_________________________ Vendor #______________     Expedite Orders: Phone __________ -- __________ -- __________

ADDRESS TO MAIL CLAIM DOCUMENTATION:

Attention: Larry Ackerman                            ADDRESS TO SEND PRICING TICKETS:

Address: 1031 Route 9W                               Vendor Name: Swiss Natural Foods Inc.

City: Grandview  State: N.Y.  Zip: 10960             Attention: Larry Ackerman

Accounting Phone Number: 914 -- 358 -- 1212          Address: 1031 Route 9W

Toll Free Number 888 -- 44 -- SWISS (79477)          City: Grandview  State: N.Y.  Zip: 10960

Fax Number 914-358-2828


-------------------------------------------------------------------------------


SHIPPING TERMS
    FREIGHT TERMS                                                MINIMUM FOR PREPAID FREIGHT TERMS:

[ ] COLLECT - FOB VENDOR    [X] PREPAID -- FOB PURCHASER         _______ POUNDS 2,160 UNITS    $13,500 WHOLE DOLLARS

[ ] PREPAID TO CONSOLIDATOR -- FOB PURCHASER'S CONSOLIDATOR

-------------------------------------------------------------------------------

CONDITION OF SALE Attach Details of Available Programs. Programs that are accepted will become an addendum to Agreement.

[X] Guaranteed Sale    [ ] Consignment    [ ] Preticketing     [ ] Prepricing
[ ] Stock Balancing    [ ] Shelf Labels

-------------------------------------------------------------------------------

STANDARD PURCHASE ORDER ALLOWANCE
------------------------------------------------------------------------------------------------------------------------

                                                          DISC                      HOW PAID                  WHEN PAID
CODE ALLOWANCE                                            %          MEMO      EACH INV.     OTHER
                                                                                  OI    CM    CK       EI     M     Q     S     A
-----------------------------------------------------------------------------------------------------------------------------------
SA   New Store/Club Discount                             N/A                      ___   ___   ___      ___    ___   ___   ___   ___
     (% Applied to each line item for each new
     store P.O.

OL   New Store/Club Discount                             N/A                      ___   ___   ___      ___    ___   ___   ___   ___
     (% Represents contribution of total business to
     New Store Program)

NW   New Distribution Center                             N/A                      ___   ___   ___      ___    ___   ___   ___   ___

WA   Warehouse Allowance                                 N/A                      ___   ___   ___      ___    ___   ___   ___   ___

QD   Warehouse Distribution Allowance                    N/A                      ___   ___   ___      ___    ___   ___   ___   ___
     (Order type 33 only)

DM   Defective/Returned Mdse. Allowance                  N/A                      ___   ___   ___      ___    ___   ___   ___   ___
     (when selected must mark option 3 under
     warranty policy)

SD   Soft Goods Defective Allow.                         N/A                      ___   ___   ___      ___    ___   ___   ___   ___

PA   Promotional Allowance                               N/A                      ___   ___   ___      ___    ___   ___   ___   ___

VD   Volume Discount                                     N/A                      ___   ___   ___      ___    ___   ___   ___   ___

FA   Freight Allowance                                   N/A                      ___   ___   ___      ___    ___   ___   ___   ___

AA   Advertising Allowance                               N/A                      ___   ___   ___      ___    ___   ___   ___   ___

TR   TV/Radio Media Allowance                            N/A                      ___   ___   ___      ___    ___   ___   ___   ___

DA   Display/Endcap Allowance                            N/A                      ___   ___   ___      ___    ___   ___   ___   ___

EB   Early Buy Allowance                                 N/A                      ___   ___   ___      ___    ___   ___   ___   ___

HA   Handling Allowance                                  N/A                      ___   ___   ___      ___    ___   ___   ___   ___



PAYMENT TERMS

ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS AT PURCHASER'S DOCK. ON ALL E.O.M. (END OF MONTH) DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH. INVOICES SHOULD BE MAILED OR ELECTRONICALLY TRANSMITTED ON THE SAME DAY GOODS ARE SHIPPED AND SHALL DATE FROM PURCHASER'S RECEIPT OF THE GOODS. CASH DISCOUNT WILL BE CALCULATED ON THE GROSS AMOUNT OF VENDOR'S INVOICE.

---------------------
| --- | --- |   0   |               1. Cash Discount

---------------------
| --- | --- |   0   |                  Cash Discount Days Available
------------------------------------------------------------------------------

---------------------
| --- |  1  |   5   |               2. Net Payment Days Available (must be
                                       at least one day more than Cash Discount
                                       Days Available)
------------------------------------------------------------------------------


------------------------------------------------------------------------------

Yes _____  No [X]                   3. E.O.M.

                                    NEW STORE/CLUB/WHSE TERMS IF DIFFERENT THAN
                                    REGULAR TERMS

                                    ___________________________________________

                                    ___________________________________________

                                    ___________________________________________

Alaska, Hawaii, and Puerto Rico, defective merchandise programs will be negotiated separately.

-------------------------------------------------------------------------------

CONDITION OF MERCHANDISE

Vendor agrees to only ship goods which comply with the "Warranties and Guarantees" section of the "Purchaser Order Terms and Conditions" which is attached hereto and incorporated herein.

-------------------------------------------------------------------------------

PRICE GUARANTEE AND NOTICE OF PRICE INCREASES

Prices are guaranteed by Vendor against manufacturer's or Vendor's own price decline and against legitimate competition until date of shipment with Purchaser's owned inventories price protected by credit memo. In the event that prior to the final shipment under any order Vendor sells or offers to others goods substantially of the same kind as ordered at lower prices and or on terms more favorable to a third party than those stated on the purchase order, the prices and or terms shall be deemed automatically revised to equal the lowest prices and most favorable terms at which Vendor shall have sold or shall have offered such goods and payment shall be made accordingly. In the event Purchaser shall become entitled to such lower prices, but shall have made payment at any prices in excess thereof, Vendor shall promptly refund the difference in price to Purchaser. In the event that a court or regulatory agency or body finds that the prices on an order are in excess of that allowed by any law or regulation of any governmental agency, the prices shall be automatically revised to equal a price which is not in violation of said law or regulations. If Purchaser shall have made payment before it is determined that there has been a violation, Vendor shall promptly refund an amount of money equal to the difference between the price paid for the goods and the price which is not in violation of said regulations. In the event of a price increase, Vendor shall give Wal-Mart written notice of any such increase at least sixty (60) days prior to the effective date of the increase.

-------------------------------------------------------------------------------

DEBIT BALANCES

If Vendor has a Debit Balance with Purchaser, the amount owed Purchaser will be deducted from the next remittance or a check from Vendor to clear this amount will be paid within 30 days at the option of Purchaser. Purchaser reserves the right to charge the Vendor penalties and interest for any Debit Balances not paid within 30 days.

-------------------------------------------------------------------------------

**IMPORTANT NOTICE** ALL PAYMENTS OF MONIES MUST BE MAILED TO THE ADDRESS INDICATED BELOW:

[ ]  P.O. BOX 889, LOWELL, AR 72745
[ ]  P.O. BOX 500646, ST. LOUIS, MO 63150-0646 (Allowance Checks)
[ ]  P.O. BOX 18045 B, ST. LOUIS, MO 63160
[X]  P.O. BOX 50067, ST. LOUIS, MO 63150-0787 (SAM'S)

-------------------------------------------------------------------------------

WARRANTY POLICY

-------------------------------------------------------------------------------

VENDOR MUST CHECK OPTIONS BELOW AND COMPLETE INFORMATION BEFORE AGREEMENT CAN BE APPROVED

-------------------------------------------------------------------------------

Vendor will be charged current costs plus a 10% handling charge for all returned merchandise except where a Defective/Returned Merchandise Allowance is given by the vendor. Returned merchandise will be shipped with return freight charges billed back to the vendor. Returns are F.O.B. Purchaser.

[X]  VENDOR OPTION #1:   VENDOR WANTS RETURNED MERCHANDISE SENT TO THEM:

[ ] Returned merchandise will be sent to the vendor direct from each store.
    Permanent return authorization #_________, if required for shipment. If automatic return is not possible, an 800 number should be provided or the vendor must accept purchaser's collect calls to secure return authorization over the phone.

[ ] Phone 914-358-1212                                  Contact: Larry Ackerman
    Returned merchandise will be sent from store locations to the return center and sent to the vendor.
    Permanent return authorization #_________, if required for shipment. The practice of requesting a separate return authorization number for each return claim (shipment will be discontinued.

ADDRESS TO SHIP RETURNS TO:               COMMENTS:

ASA Apple                                 Shipments made to this address or as
100 Middlesex Avenue                      specifically designated by
Carteret, New Jersey 07008                Swiss Natural.

[ ] VENDOR OPTION #2:   VENDOR DOES NOT WANT RETURNED
                        MERCHANDISE SENT TO THEM

[ ] Returned merchandise will be sent from store locations to the Return Center for disposal.

[ ] Return Center may dispose of returned merchandise through salvage outlets

[ ] Return Center must destroy returned merchandise.

[ ] Returned merchandise must be disposed of by the individual store.

COMMENTS:

_________________________________________________

_________________________________________________

_________________________________________________


[ ] VENDOR OPTION #3: DEFECTIVE/RETURNED MERCHANDISE ALLOWANCE:

Vendor will allow the Defective/Returned Merchandise Allowance shown on the reverse side of this agreement. The percentage must be adequate to cover all defective/returned merchandise or additional claims will be filed by the Return Center at our fiscal year end.

[ ] Return Center may dispose of returned merchandise through salvage outlets.

[ ] Return Center must destroy returned merchandise.

[ ] Returned merchandise will be sent from store locations to the Return Center and sent to the vendor. If vendor requests the returned merchandise be sent to them, they will be charged a 10% handling charge and the merchandise will be shipped with return freight charges billed back to the vendor.

ADDRESS TO SHIP RETURNS TO:                COMMENTS:

---------------------------------------    ------------------------------------

---------------------------------------    ------------------------------------

---------------------------------------    ------------------------------------

-------------------------------------------------------------------------------

SHIPPER LOAD AND COUNT RESPONSIBILITIES

The Vendor who is shipping collect ot Wal-Mart/Sam's a full truckload, will be responsible for monitoring their shipping process including closing the trailer and sealing it with a vendor provided seal. This seal number MUST be referenced and identified as the seal number on all copies of the Bill of Lading, if the Vendor fails to seal the trailer the driver will seal the trailer on the vendor's behalf. The driver will the document that seal number on the Bill of Lading before providing the Vendor with his/her copy. If the load is properly sealed and a shortage does occur, Vendor shall be liable for said shortage.

-------------------------------------------------------------------------------

VENDOR FINANCIAL INFORMATION

Vendor shall furnish to Purchaser, when submitting this completed agreement, a complete set of current financial statements. If such statements are not available, a current Dun & Bradstreet financial report shall be provided by vendor. Publicly-held companies shall provide to Purchaser its most recent Annual Report to Shareholders and Management Proxy Information. In the event that Purchaser's purchases from Vendor constitutes twenty percent (20%) or more of Vendor's gross annual sales, Vendor agrees to notify Purchaser of this fact, in writing, within thirty (30) days of said event.

-------------------------------------------------------------------------------

NOTICE REGARDING ASSIGNMENT OF ACCOUNTS

     The Vendor shall provide Purchaser written notice of an assignment, factoring, or other transfer of its right to receive payments arising under this agreement 30 dayse prior to such assignment, factoring, or other transfer taking legal effect. Such written notice shall include the name and address of assignee/transferee, date assignment is to begin, and terms of the assignment, and shall be considered delivered upon receipt of such written notice by the Vendor Master Clerk. Vendor shall be allowed to have only one assignment, factoring or transfer legally effective at any one point in time. No multiple assignments, factorings or transfers by the Vendor shall be permitted.

     Purchaser shall have the right to take deduction or other set-offs against any payment assigned, or factored by the Vendor and Vendor shall indemnify Purchaser against and hold Purchaser harmless from any and all lawsuits, claims, actions, damages (including reasonable attorney fees, court costs, obligations, liabialities or liens) arising or imposed in connection with the such deductions or set-offs or with the assignment or transfer or factoring of any account or right arising thereunder. Vendor also releases and waives any right, claim or action against Purchaser for amounts due and owing under this Agreement where Vendor has not complied with the notice requirements of this provision. Such notices shall be mailed directly to:

                                     INVOICE CONTROL DEPT.
                                     ATTN: VENDOR MASTER CLERK
                                     BENTONVILLE, AR 72716-8009

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VENDOR ELECTRONIC DATA INTERCHANGE RESPONSIBILITIES

Vendor agrees to receive orders and send Wal-Mart Invoices VIA EDI (electronic transmission) unless specifically waived by Purchaser.

1. Vendor will establish a user I.D. to identify its company. The presence of this user I.D. in the EDI interchange will be sufficient to verify the source of the data and the authenticity of the document.
2. Documents containing the user I.D. will constitute a signed writing and neither party shall contest the validity or enforceability of the document on this basis.
3. EDI documents or printout thereof shall constitute an original when maintained in the normal course of business.

If purchaser agrees to waive the EDI requirements of vendor, Purchase orders will be sent via overnight mail at vendor's expense. G.M.M. WAIVER_____________

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COMPLIANCE WITH STANDARDS FOR VENDORS

Vendor agrees to comply with the obligations expressed in the "WAL-MART STORES, INC. STANDARDS FOR VENDORS: which is incorporated herein as part of this Vendor Agreement. Wal-Mart reserves the right to cancel any outstanding order, refuse any shipments and otherwise cease to do business with Vendor in the event Vendor fails to comply with all terms of said Standards or if Wal-Mart has reason to believe Vendor has failed to comply with said Standards.

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INDEMNIFICATION: Vendor shall protect, defend, hold harmless and indemnify
Purchaser from and against any and all claims, actions liabilities, losses, costs and expenses, including reasonable attorney fees and costs, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement of any patent, trademark, tradedress or copyright by any merchandise sold to the Purchaser hereunder, or arising out of any actual or alleged death of or injury to any person, damage to any property, or any other damage or loss, by whomsoever suffered, resulting or claimed to result in whole or in part from any actual or alleged defect in such merchandise, whether latent or patent, including actual or alleged improper construction or design of said merchandise or the failure of said merchandise to comply with specifications or with any express or implied warranties of Vendor, or arising out of any actual or alleged violation by such merchandise, or its manufacturer, possession or use or sales, of any law, statute or ordinance of any governmental administrative order, rule or regulation arising out of Vendor's installation of merchandise covered by this agreement. The duties and obligations of Vendor created hereby shall not be affected or limited in any way by Purchaser's extension of express or implied warranties to its customers, except to the extent that any such warranties expressly extend beyond the scope of Vendor's warranties, express or implied, to Purchaser. It is further agreed that all duties and obligations of Vendor set forth in this paragraph shall extend in full force and effect to the pallets or other transport or display provided by or at the direction of Vendor.
-------------------------------------------------------------------------------

ALL PURCHASES MADE BY PURCHASER SHALL BE CONTROLLED BY THE PURCHASER'S PURCHASE ORDER "TERMS AND CONDITIONS", WHICH IS ATTACHED AS A PART OF THIS AGREEMENT, AND INCLUDED WITH EACH MANUALLY TRANSMITTED ORDER. THIS AGREEMENT AND ALL DISPUTES ARISING HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ARKANSAS. THE PARTIES AGREE THAT THE EXCLUSIVE JURISDICTION OF ANY DISPUTE ARISING IN CONNECTION WITH THIS AGREEMENT OR ANY DISPUTE RELATING TO THE SERVICES OR GOODS PROVIDED HEREUNDER SHALL BE IN THE STATE AND FEDERAL COURTS OF THE COUNTIES OF BENTON OR WASHINGTON, STATE OF ARKANSAS. ANY LEGAL ACTION BROUGHT BY VENDOR AGAINST PURCHASER WITH RESPECT TO THIS AGREEMENT SHALL BE FILLED IN ONE OF THE ABOVE REFERENCED JURISDICTIONS WITHIN TWO (2) YEARS AFTER THE CAUSE ACTION ARISES. THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ AND UNDERSTAND THIS CLAUSE AND AGREE WILLING TO ITS TERMS. LIMITATION OF DAMAGES: IN NO EVENT SHALL WAL-MART BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES, INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS OR BUSINESS, OR OTHER CONSEQUENTIAL DAMAGES (INCLUDING, BUT NOT LIMITED TO DAMAGES ARISING OUT OF WAL-MART'S CANCELLATION OF ORDERS OR THE TERMINATION OF BUSINESS RELATIONS WITH VENDOR), EVEN IF WAL-MART HAS BEEN ADVISED BY VENDOR OF THE POSSIBILITY OF SUCH DAMAGES.
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
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INSURANCE REQUIREMENTS

A copy of your current Certificate of Insurance with the following requirements must be attached to this Vendor Agreement. Certificate Holder should read:

         WAL-MART STORES, INC. ITS SUBSIDIARIES & ITS AFFILIATES
         702 SW 8th Street
         Bentonville, AR 72716-9078
         Attn: Risk Management

1.       COMMERCIAL GENERAL LIABILITY Including Contractual:
         Products and Completed Operations with certificate holder named As Additional Insured as evidenced by attached endorsement.
         LIMITS:  $2,000,000 *Per Occurrence

2. WORKERS' COMPENSATION required provided vendor will be entering Wal-Mart premises:
                  Workers' Compensation     STATUTORY
                  EMPLOYERS' LIABILITY      $1,000,000.
                  Waiver of Subrogation where permitted by law.

3.       Notice of Cancellation must be for 30 days.

*$5,000,000. If determined by Wal-Mart as a high risk vendor.

4. Existing Vendors, your Vendor number needs to be stated on certificate of insurance. Vendor number for new vendors will be assigned upon receipt of vendor agreement.

5. Renewals of certificates of insurance must be submitted prior to expiration of insurance with vendor number stated.

6. Please direct any questions regarding your insurance to Risk Management at (501) 273-6516.

7. If certificate of insurance does not comply with requests, vendor agreement will be returned until compliances are met.

8.       CONTACT FOR PRODUCT LIABILITY CLAIMS:

         NAME: Herb Paul
         ADDRESS: 370 Lexington Avenue
         CITY: New York     STATE:  N.Y.    ZIP: 10017
         ATTN: Herb Paul    PHONE: 212-752-37XXXXXX
                              FAX: 212-697-663XXXXX
         INSURING COMPANY: The Lewis Agency, LTD.
         PHONE: (516) 593-6000

-------------------------------------------------------------------------------
WARRANTY POLICY - FOR GROCERY ONLY
-------------------------------------------------------------------------------
VENDOR MUST CHECK ONE OF THE BOXES BELOW AND COMPLETE INFORMATION BEFORE AGREEMENT CAN BE APPROVED
-------------------------------------------------------------------------------
Vendor will be charged current costs plus a 18% handling charge for all defectives. All seasonal non-perishable merchandise may be returned to vendor with or without cause.

Defective merchandise will be shipped "Prepaid" with return freight charges billed to the vendor. Returns are F.O.B. purchaser. Vendor will allow automatic Return Authorization for defectives.
YES ______   NO  X

Permanent RA ____________. If automatic return is not possible, the Purchaser must be able to secure return authorization over the phone. An RA number should be provided in the space below or the vendor must accept purchasers collect calls.

    Defectives will be returned to the vendor direct from each individual
    location.   ____-____-____.
    Defectives will be disposed of by the individual location.
    Vendor will allow the spoil invoice allowance, which will be deducted from each invoice before payment is made. The percentage of each invoice must be adequate to cover all defectives or additional claims will be filed by the Return Center. Defectives will be disposed of by the Return Center. Return Center may dispose of through salvage outlets. YES____ NO X.
    Defectives will be returned from locations to the Return Center and returned to the vendor.

ADDRESS FOR STORES TO SHIP RETURNS TO:

______________________________________________

______________________________________________

______________________________________________

Attn:_________________ Phone____-____-________


ADDRESS FOR RETURN CENTER TO SHIP RETURNS TO:

ASA Apple

100 Middlesex Avenue

Carteret, New Jersey 07008

Attn: Janet    Phone 732-969-2900

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FOR GROCERY ONLY          STANDARD PURCHASE ORDER ALLOWANCE
-------------------------------------------------------------------------------
  CODE        ALLOWANCE              % AMOUNT      CONTROL TYPE        INVOICE

                                                      OI   BB          EI   Q
   PUA        Backhaul Or Pick Up       N/A           ___  ___         ___  ___
              Allowance (This will
              be applied when the
              whse backhauls a PPD
              item

   SWA        Swell Allowance           N/A           ___  ___         ___  ___

   VAA        Other Vendor Allowance    N/A           ___  ___         ___  ___
              (To be deducted or
              billed back on every
              P.O. or invoice)
-------------------------------------------------------------------------------
   OI - Off Invoice    BB - Bill Back    EI - Each Invoice    Q - Quarterly
-------------------------------------------------------------------------------
                          PURCHASE COST AND CONDITIONS
Invoice and ship in accordance to the conditions, costs, and allowances reflected on each purchase order unless otherwise communicated and approved by the purchaser confirming differences in writing. If Cost/UPC/Terms are not correct on P.O., vendor must give 24 hour notice.
-------------------------------------------------------------------------------
Signatures Required for all Divisions

-------------------------------------------------------------------------------
By the execution of this Vendor Merchandise Agreement, Vendor agrees to the representations stated above, and on the following pages. Vendor further agrees that Purchaser may rely on these representations in placing any purchase orders pursuant to information contained in this Agreement. Any changes to this Agreement must be in writing and executed by both parties.

By the execution of this Agreement, the parties hereto agree that this Agreement, the Purchase Order Terms and Conditions and the Standards for Vendors, which are incorporated herein, constitute the full understanding of the parties, a complete allocation of risks between them and a complete and exclusive statement of the terms and conditions of their agreement; and all prior agreements, negotiations, dealings and understandings, whether written or oral, regarding the subject matter hereof, are superseded by and merged into this Agreement. Any changes in this Agreement shall be in writing and executed by both parties. Furthermore, in the event of a conflict of terms between the Vendor Agreement and a Purchase Order, the Vendor Agreement shall be the controlling document.

SELLER:

By: /s/ Herbert Paul                                 DATE 8/26/98
    (Principal of the company)
    (Signature needed on all 4 copies)

Title Chief Financial Officer

PURCHASER

By: __________________________________  DATE _____________________
    (Buyer)

By: __________________________________  DATE _____________________
    (Division Merchandise Manager)

Salesman: ________________________________________________________

Address: _________________________________________________________

         _________________________________________________________

Phone Number: ____--____--____________

Sales Mgr. or V.P. Sales  Mark Poleway

Address:  1031 Route 9W

          Grandview, New York 10960

Phone Number: 914-358-1212

Pres. Name:  Ralph Ferrante

Address:  1031 Route 9W

          Grandview, New York 10960

Vendor No. ________________ Department No. ________________

Effective Date ___/___/___

                             SHIPPING INSTRUCTIONS

Each purchase order will show a routing which is determined by the Purchaser's Traffic Department. The vendor is liable for the excess transportation cost if the designated routing is not followed. If a vendor should question the routing selected, the vendor must call the Purchaser's Traffic Department before releasing the shipment. Call the number indicated:
          [  ] (501) 273-6359            [  ] (501) 452-2060 "HUTCHESON SHOE"

INDICATE ALL YOUR SHIPPING POINTS TO EACH OF THESE DESTINATIONS. NOTE: Warehouse locations for Sam's Club are listed as a separate attachment.

WHSE #                                    WHSE #

00 __________________________________     30 ________________________________
   (Ship & Bill)                             (Raymond, NH 09/96 - RDC)

01 __________________________________     32 ________________________________
   (Bentonville, AR - Pharmacy)              (Hanford, CA - Pharmacy)

02 __________________________________     34 ________________________________
   (Bentonville, AR - RDC/Return Center)     (Statesboro, GA - Shoe Division)

03 __________________________________     35 ________________________________
   (Searcy, AR - Supercenter Storage)        (Ottawa, KS - RDC)

04 __________________________________     36 ________________________________
   (Bentonville, AR - RDC)                   (Palestine, TX - RDC)

05 __________________________________     38 ________________________________
   (Palestine, TX - WPM/Shoe)                (Marcy, NY - RDC)

06 __________________________________     41 ________________________________
   (Cullman, AL - RDC)                       (Sharon Springs, NY - WPM)

07 __________________________________     44 ________________________________
   (Ft. Smith, AR - Shoe Division)           (Crawfordsville, IN - Optical)

08 __________________________________     45 ________________________________
   (Bentonville, AR - WPM)                   (Bentonville, AR - Pharmacy)

09 __________________________________     46 ________________________________
   (Mt. Pleasant, IA - RDC)                  (Williamsport, MD - Pharmacy)

10 __________________________________     50 ________________________________
   (Douglas, GA - RDC)                       (Laredo, TX - Import MX)

11 __________________________________     51 ________________________________
   (Brookhaven, MS - RDC)                    (Bentonville, AR - Jewelry)

12 __________________________________     52 ________________________________
   (Plainview, TX - RDC)                     (Auburn, WA - Export)

13 __________________________________     53 ________________________________
   (Tifton, GA - Pharmacy)                   (Miami, FL - Export)

14 __________________________________     54 ________________________________
   (Laurens, SC - WPM)                       (Dallas, TX - Optical)

15 __________________________________     58 ________________________________
   (Laurens, SC - RDC)                       (Edmond, OK - Import)

16 __________________________________     60 ________________________________
   (New Braunfels, TX - RDC)                 (Buckeye, AZ - Import Storage)

17 __________________________________     61 ________________________________
   (Seymour, IN - RDC)                       (Statesboro, GA - Import Storage)

18 __________________________________     62 ________________________________
   (Searcy, AR - RDC)                        (Tucson, AZ - Import/Export)

19 __________________________________     63 ________________________________
   (Loveland, CO - RDC)                      (DSL Southgate, CA - Import/Export)

                                                                    GROCERY ONLY
20 __________________________________    *59 ________________________________
   (Brooksville, FL - RDC)                   (Olney, IL - Grocery)

21 __________________________________    *71 ________________________________
   (Porterville, CA - RDC)                   (Winter Haven, FL - Grocery 09/96)

22 __________________________________    *72 ________________________________
   (Greencastle, IN - WPM)                   (New Albany, MS - Grocery 09/96)

23 __________________________________    *73 ________________________________
   (Sutherland, VA - RDC)                    (Pageland, SC - Grocery)

24 __________________________________    *82 ________________________________
   (Grove City, OH - RDC)                    (Clarksville, AR - Grocery)

25 __________________________________    *83 ________________________________
   (Menomonie, WI - RDC)                     (Temple, TX - Grocery)

26 __________________________________    *97 ________________________________
   (Red Bluff, CA - RDC)                     (London, KY - Grocery)

27 __________________________________        ________________________________
   (Woodland, PA - RDC)

28 __________________________________     Each Purchase Order will show a
   (Crawfordsville, IN - Pharmacy)        routing which is determined by the
                                          Wal-Mart Supercenter Traffic
29 __________________________________     Department. The Vendor is liable for
   (Hurricane, UT - WPM/Shoe/Spec)        the excess transportation cost if the
                                          designated routing is not followed. If
                                          a Vendor should question the routing
                                          selected, the Vendor must call the
                                          Wal-Mart Supercenter Traffic
                                          Department before releasing the
                                          shipment.

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                       PURCHASE ORDER TERMS AND CONDITIONS

         1. Definitions: As used in these Terms and Conditions, "order" shall mean this Purchase Order and all its attachments, instructions and exhibits; "goods" shall mean any materials, machinery, equipment, article, item or work provided for in this order; "Seller" shall mean the person, firm or corporation named on the label hereof to whom this order is issued; and "Purchaser" shall mean the person, firm or corporation named on the face hereof by whom this order is issued.

         2. Agreement: This order sets forth the entire agreement between Seller and Purchaser with respect to the sale and purchase of the goods, and it is not valid unless signed or initialed by an authorized buyer for Purchaser. Acceptance of this order may be made only by shipment of the goods in accordance herewith and ACCEPTANCE IS EXPRESSLY LIMITED TO ALL OF THE TERMS AND CONDITIONS OF THIS ORDER, INCLUDING ALL ATTACHMENTS AND SUPPLEMENTAL INSTRUCTIONS DELIVERED HEREWITH AND TO CURRENT SHIPPING, BILLING AND ROUTING INSTRUCTIONS OF PURCHASE SHIPMENTS MADE CONTRARY TO PURCHASER'S ROUTING INSTRUCTIONS WILL BE CONSIDERED F.O.B. DESTINATION. (EITHER STORE OR WAREHOUSE.) Seller's invoice, confirmation memorandum or other writing may not vary the terms of this order. Seller's failure to comply with each and every term of this order shall constitute an event of default and shall be grounds for the exercise by Purchaser of any of the remedies provided for in these Terms and Conditions.

         3. Warranties and Guarantees: By acceptance of this order, Seller warrants and guarantees that (a) the goods will comply with all specifications contained in this order and will be of comparable quality as all samples delivered to Purchase; (b) the goods are not adulterated, misbranded, falsely labeled or advertised, falsely invoiced within the meaning of any local, state or federal laws and amendments thereof now in force, (c) the goods have been labeled, advertised and invoiced in accordance with the requirements (if applicable) of the Wool Products Labeling Act of 1939, the Fur Products Labeling Act and the Textile Fiber Products identification Act and any and any all other governmental laws and the respective rules and regulations thereunder, (d) reasonable and representative tests made in accordance with the requirements of the Flammable Fabrics Act (if applicable) show that the goods are not so highly flammable as to be dangerous when worn by individuals, (e) the goods are properly labeled as to content as required by applicable Federal Trade Commission Trade Practice Rules, the Fair Labor Standards Act, the Federal Food, Drug and Cosmetics Act and similar laws, rules and regulations; (f) the goods ordered herein shall be delivered in good and undamaged condition and shall, when delivered, be merchantable and fit and safe for purposes for which the same are intended to be used, including without limitation, consumer use; (g) the goods do not infringe upon or violate any patent, copyright, trademark, trade name or, without limitation, any other right belonging to others; (h) all weight, measures, sizes, legends or descriptions printed, stamped attached or otherwise indicated with regard to the goods are true and correct, and conform and comply with all laws, rules, regulations, ordinances, codes and or standards relating to said goods of federal, state and local governments, and (I) the goods are not in violation of any other laws, ordinances, statutes, rules or regulations of the United States or any state or local government or any subdivision or agency thereof. It shall be within the sole discretion of Purchaser to determine when the above mentioned warranties and guarantees have been breached. In addition to the other guarantees and warranties contained in this paragraph, the warranties of the Uniform Commercial Code are specifically incorporated herein. Nothing contained in this order shall be deemed a waiver of warranties implied by law.

         4. PROHIBITION AGAINST FORCED LABOR, CHILD LABOR AND TRANS-SHIPMENTS:
VENDOR CERTIFIES, REPRESENTS AND WARRANTS THAT THE GOODS PURCHASED PURSUANT TO THIS AGREEMENT ARE NOT MINED, PRODUCED, MANUFACTURED, ASSEMBLED OR PACKAGED BY THE USE OF FORCED LABOR, PRISON LABOR OR FORCED OR ILLEGAL CHILD LABOR AND THAT THE GOODS WERE NOT TRANS-SHIPPED FOR THE PURPOSE OF MISLABELING, EVADING QUOTA OR COUNTRY OF ORIGINAL RESTRICTIONS OR FOR THE PURPOSE OF AVOIDING COMPLIANCE WITH FORCED LABOR, PRISON LABOR OR CHILD LABOR LAWS.

         5. Remedies on Breach or Default: Failure to comply with each and every term of this order and each guarantee or warranty herein shall be grounds for the exercise by Purchaser of any one or more of the following remedies:

              (a) Cancellation of all or any part of this order without notice, including without limitations the balance of any order received on installment, and

              (b) Rejection of all or any part of any shipment by Purchaser, which may return the goods or hold them at Seller's risk and expense. Purchaser's right to reject and return or hold goods at Seller's expense and risk shall extend to goods covered by this order which are returned by Purchaser's customers for any reason entitling Purchaser to reject. Purchaser may, at its option, require Seller to grant a full refund or credit to Purchaser of the price actually paid by any customer of Purchaser for such item in lieu of replacement with respect to any item which Purchaser is entitled to reject hereunder. Purchaser shall be under no duty to inspect the goods before resale thereof, and notice of rejection shall be deemed given within a reasonable time if given within a reasonable time after notice of defects or deficiencies has been given to purchaser by its customers. In respect of any goods rightfully rejected by Purchaser, there shall be charged to Seller all expenses incurred by Purchaser in (I) unpacking, examining, repacking and storing such goods (it being agreed that in the absence of proof of a high expense that the purchaser shall claim and allowance for each rejection at the rate of 10% of the price for each rejection made by Purchaser) and (ii) landing and reshipping such goods. When Purchaser has exercised any of the above remedies, Seller shall not have the right to make a conforming delivery within [the] contract time. In addition to Purchaser's remedies provided above, the buyer's remedies of the Uniform Commercial Code are specifically incorporated in the agreement.

         6. Indemnification: Vendor shall protect, defend, hold harmless and indemnify Purchaser from and against any and all claims, actions, liabilities, losses, costs and expenses, including reasonable attorney fees and costs, even if such claims are groundless, fraudulent or false, arising out of any actual or alleged infringement of any patent, trademark, tradedress or copyright by any merchandise sold to the Purchaser hereunder, or arising out of any actual or alleged death of or injury to any person, damage to any property, or any other damage or loss, by whomsoever suffered, resulting or claimed to result in whole or in part from any actual or alleged defect in such merchandise, whether latent or patent, including actual or alleged improper construction or design of said merchandise or the failure of said merchandise to comply with specifications or with any express or implied warranties of Vendor, or arising out of any actual or alleged violation by such merchandise, or its manufacturer, possession or use or sales, of any law, statute or ordinance of any governmental administrative order, rule or regulation arising out of Vendor's installation of merchandise covered by this agreement. The duties and obligations of Vendor created hereby shall not be affected or limited in any way by Purchaser's extension of express or implied warranties to its customers, except to the extent that any such warranties expressly extend beyond the scope of Vendor's warranties, express or implied, to Purchaser. It is further agreed that all duties and obligations of Vendor set forth in this paragraph shall extend in full force and effect to the pallets or other transport or display provided by or at the direction of Vendor.

         7. DELIVERY TIME: THE SPECIFIED HEREIN FOR SHIPMENT OF GOODS IS OF THE ESSENCE OF THIS AGREEMENT AND IF SHIPMENT IS NOT EFFECTED WITHIN THE TIME SPECIFIED, PURCHASER RESERVES THE RIGHT, AT ITS OPTION AND WITHOUT LIMITATIONS, TO CANCEL THE ORDER OR REJECT ANY GOODS DELIVERED AFTER THE TIME SPECIFIED and to hold Seller liable for damages sustained by Purchaser as a result of Seller's failure. Notwithstanding Purchaser's right to cancel and or reject goods, Seller agrees to inform Purchaser immediately of any failure to ship any part of this order or the exact goods called for on this order on the shipment date specified. Acceptance of any goods shipped after the specified shipment date shall not be construed as a waiver of any of Purchaser's rights resulting from the late shipment.

         8. Price Guarantees: Prices herein are guaranteed by Seller against manufacturer's or Seller's own price decline and against legitimate competition until date of shipment. In the event that prior to final shipment under this order Seller sells or offer to sell to others goods substantially of the same kind as ordered herein at lower prices and or on terms more favorable to a third party than those stated in this order, the prices and or terms herein shall be deemed automatically revised to equal the lowest prices and or most favorable terms at which Seller shall have sold or shall have offered such goods and payments shall be made accordingly. In the event Purchaser shall become entitled to such lower prices, but shall have made payment at any price in excess thereof, Seller shall promptly refund the difference in price to Purchaser. Seller agrees to meet the price of legitimate competition. The prices to Purchaser set forth in this order include all taxes whether or not set forth separately. If any manufacturer's excise or other similar or different taxes are paid on the goods described in this order and if such tax, or any part thereof, is refunded to Seller, then Seller shall immediately pay Purchaser the amount of such refund. In the event that a court or regulatory agency or body finds that the prices herein are in excess of that allowed by any law or regulation of any governmental agency, the prices herein shall be automatically revised to equal a price which is not in violation of said law or regulations. If Purchaser shall have made payment before it is determined that there has been a violation, Seller shall promptly refund an amount of money equal to the difference between the price paid for the goods and a price which is not in violation of said regulations.

         9. DATING: ALL DATING SHALL BEGIN AT THE DATE OF RECEIPT OF THE GOODS BY PURCHASER, ON ALL E.O.M. DATINGS, GOODS RECEIVED AFTER THE 24TH OF ANY MONTH SHALL BE PAYABLE AS IF RECEIVED IN THE FOLLOWING MONTH. INVOICES SHOULD BE MAILED ON THE SAME DAY GOODS ARE SHIPPED AND SHALL DATE FROM PURCHASER'S RECEIPT OF THE GOODS. CASH DISCOUNT WILL BE CALCULATED ON THE GROSS AMOUNT OF VENDOR'S INVOICE.

         10. PURCHASER RESERVES THE RIGHT TO TAKE ANTICIPATION, AT PREVAILING RATE, ON ANY INVOICES PAID BEFORE DUE DATE.

         11. Cancellation: Purchaser may cancel all or any part of this order at any time prior to shipment. In addition, in the event any place of business or other premises of Purchaser shall be affected by lockouts, strikes, riots, war, fire, civil insurrection, flood, earthquake, or any other casualty or cause beyond Purchaser's control, which might reasonable tend to impede or delay the reception, handling, inspecting, processing or marketing of the goods covered by this order by Purchaser, its agents or employees, Purchaser may, at its option, cancel all or any part of the undelivered order hereunder by giving written notice to Seller which notice shall be effective upon mailing.

         12. Set-off: Purchaser may set off against amounts payable under this order all present and future indebtedness of the Seller to Purchaser arising from this or any other transaction whether or not related thereto.

         13. Assignment: Seller shall not assign the obligation to perform this order or any part hereof, and Purchaser shall not be obligated to accept a tender of performance by any assignee, unless Purchaser shall have previously expressly consented in writing to such an assignment.

         14. Publicity: Seller shall not refer to Purchaser or any company affiliated with Purchaser in publication form in connection with goods or services rendered to Seller without the prior written approval of Purchaser.

         15. Validity: No finding that a part of this order is invalid or unenforceable shall affect the validity of any other part hereof.

         16. Seller agrees that any credit balance will be paid in cash to Purchaser upon written request.

Vendor No. ______________ Department No. ____________

Effective Date ________

                              WAL-MART STORES, INC.

                             STANDARDS FOR "VENDORS"


Wal-Mart Stores, Inc. ("Wal-Mart") has enjoyed success by adhering to three basic principles since its founding in 1962. The FIRST PRINCIPLE is the concept of providing value and service to our customers by offering quality merchandise at low prices every day. Wal-Mart has built the relationship with its customers on this basis, and we believe it is a fundamental reason for the Company's rapid growth and success. The SECOND PRINCIPLE is corporate dedication to a partnership between the Company's associates (employees), ownership and management. This concept is extended to Wal-Mart's Vendors who have increased their business as Wal-Mart has grown. The THIRD PRINCIPLE is a commitment by Wal-Mart to the communities in which stores and distribution centers are located.

Wal-Mart strives to conduct its business in a manner that reflects these three basic principles and the resultant fundamental values. Each of our Vendors, including our Vendors outside the United States, are expected to conform to those principles and values and to assure compliance in all contracting, subcontracting or other relationships.

Since Wal-Mart believes that the conduct of its Vendors can be transferred to Wal-Mart and affect its reputation, Wal-Mart requires that the Vendors conform to standards of business practices which are consistent with the three principles described above. More specifically, Wal-Mart requires conformity from its Vendors with the following standards, and hereby reserves the right to make periodic, unannounced inspections of Vendor's facilities to satisfy itself of Vendor's compliance with these standards:

1.       COMPLIANCE WITH APPLICABLE LAWS
         All Vendors shall comply with the legal requirements and standards of their industry under the national laws of the countries in which the Vendors are doing business, including the labor and employment laws of those countries, and any applicable U.S. laws. Should the legal requirements and standards of the industry conflict, Vendors must, at a minimum, be in compliance with the legal requirements of the country in which the products are manufactured. If, however, the industry standards exceed the country's legal requirements, Wal-Mart will favor Vendors who meet such industry standards. Vendors shall comply with all requirements of all applicable governmental agencies. Necessary invoices and required documentation must be provided in compliance with the applicable law. Vendors shall warrant to Wal-Mart that no merchandise sold to Wal-Mart infringes the patents, trademarks or copyrights of others and shall provide to Wal-Mart all necessary licenses for selling merchandise sold to Wal-Mart which is under license from a third party. All merchandise shall be accurately marked or labeled with its country of origin in compliance with applicable laws and including those of the country of manufacture. All shipments of merchandise will be accompanied by the requisite documentation issued by the proper governmental authorities, including but not limited to Form A's, import licenses, quota allocations and visas and shall comply with orderly marketing agreements, voluntary restraint agreements and other such agreements in accordance with applicable law. The commercial invoice shall, in English and in any other language deemed appropriate, accurately describe all the merchandise contained in the shipment, identify the country of origin of each article contained in the shipment, and shall list all payments, whether direct or indirect, to be made for the merchandise, including, but not limited to any assists, selling commissions or royalty payments. Backup documentation, and any Wal-Mart required changes to any documentation, will be provided by Vendors promptly. Failure to supply complete and accurate information may result in cancellation or rejection of the goods.

2.       EMPLOYMENT
         Wal-Mart is a success because its associates are considered "partners" and a strong level of teamwork has developed within the Company. Wal-Mart expects the spirit of its commitment to be reflected by its "Vendors' with respect to their employees. At a minimum, Wal-Mart expects its "Vendors" to meet the following terms and conditions of employment:

              COMPENSATION
              "Vendors" shall fairly compensate their employees by providing wages and benefits which are in compliance with the national laws of the countries in which the "Vendors" are doing business or which are consistent with the prevailing local standards in the countries in which the "Vendors" are doing business, if the prevailing local standards are higher. Vendors shall fully comply with the wage and hour provisions of the Fair Labor Standards Act, if applicable, and shall use only subcontractors who comply with this law, if applicable.

              HOURS OF LABOR
              "Vendors" shall maintain reasonable employee work hours in compliance with local standards and applicable national laws of the countries in which the Vendors are doing business. Employees shall not work more hours in one week than allowable under applicable law, and shall be properly compensated for overtime work. We favor "Vendors" who comply with the statutory requirements for working hours for employees and we will not use suppliers who, on a regularly scheduled basis, require employees to work in excess of the statutory requirements without proper compensation as required by applicable law. Employees should be permitted reasonable days off (which we see as at least one day off for every seven-day period) and leave privileges.

              FORCED LABOR/PRISON LABOR
              Forced or prison labor will not be tolerated by Wal-Mart. Vendors shall maintain employment on a voluntary basis. Wal-Mart will not accept products from Vendors who utilize in any manner forced labor or prison labor in the manufacture or in their contracting, subcontracting or other relationships for the manufacture of their products.

              CHILD LABOR
              Wal-Mart will not tolerate the use of child labor in the manufacture of products it sells. Wal-Mart will not accept products from Vendors that utilize in any manner child labor in their contracting, subcontracting or other relationships for the manufacture of their products. No person shall be employed at an age younger than 15 (or 14 where the law of the country of manufacture allows) or younger than the age for completing compulsory education in the country of manufacture where such age is higher than 15.

              DISCRIMINATION/HUMAN RIGHTS.
              Wal-Mart recognizes that cultural differences exist and different standards apply in various countries, however, we believe that all terms and conditions of employment should be based on an individual's ability to do the job, not on the basis of personal characteristics or beliefs. Wal-Mart favors Vendors who have a social and political commitment to basic principles of human rights and who do not discriminate against their employees in hiring practices or any other term or condition or work, on the basis of race, color, national origin, gender, religion, disability, or other similar factors.

3.       WORKPLACE ENVIRONMENT
         Wal-Mart maintains a safe, clean, healthy and productive environment for its associates and expects the same from its Vendors. Vendors shall furnish employees with safe and healthy working conditions. Factories working on Wal-Mart merchandise shall provide adequate medical facilities, fire exits and safety equipment, well lighted and comfortable workstations, clean restrooms, and adequate living quarters where necessary. Workers should be adequately trained to perform their jobs safely. Wal-Mart will not do business with any "Vendor" that provides an unhealthy or hazardous work environment or which utilizes mental or physical disciplinary practices.

4.       CONCERN FOR THE ENVIRONMENT
         We believe it is our role to be a leader in protecting our environment. We encourage our customers and associates to always Reduce, Reuse, and Recycle. We also encourage our Vendors to reduce excess packaging and to use recycled and non-toxic materials whenever possible. We will favor Vendors who share our commitment to the environment.

5.       "BUY AMERICAN" COMMITMENT
         Wal-Mart has a strong commitment to buy as much merchandise made in the United States as feasible. Vendors are encouraged to buy as many materials and components from United States sources as possible and communicate this information to Wal-Mart. Further, Vendors are encouraged to establish U.S. manufacturing operations.

6.       REGULAR INSPECTION AND CERTIFICATION BY VENDOR
         Vendor shall designate, on a copy of Wal-Mart Vendor Inspection and Certification Form, one or more of its officers to inspect each of its facilities which produces merchandise sold to Wal-Mart. Such inspections shall be done on at least a quarterly basis to insure compliance with the standards, terms and conditions set forth herein. The Vendor Officer designated to perform such inspections shall certify to Wal-Mart following each inspection (I) that he or she performed such inspection and (ii) that the results reflected on such compliance inspection form are true and correct.

         All charges related to the inspection and certification of such facilities shall be paid fully by the Vendor. Vendor shall maintain the completed inspection and Certification Forms on file at each facility and shall make the forms readily accessible to Wal-Mart, its agent or employees when requested. Any Vendor which fails or refuses to comply with these standards is subject to immediate cancellation of any and all outstanding orders, refusal or return of any shipment, and termination of its business relationship with Wal-Mart.

7.       RIGHT OF INSPECTION
         To further assure proper implementation of and compliance with the standards set forth herein, Wal-Mart or a third party designated by Wal-Mart will undertake affirmative measures, such as on-site inspection of production facilities, to implement and monitor said standards. Any Vendor which fails or refuses to comply with these standards is subject to immediate cancellation of any and all its outstanding orders, refuse or return any shipment, and otherwise cease doing business with Wal-Mart.

8.       CONFIDENTIALITY
         Vendor shall not at any time, during or after the term of this Agreement, disclose to others and will not take or use for its own purposes or the purpose of others any trade secrets, confidential information, knowledge, designs, data, know-how, or any other information considered logically as "confidential." Vendor recognizes that this obligation applies not only to technical information, designs and marketing, but also to any business information that Wal-Mart treats as confidential. Any information that is not readily available to the public shall be considered to be a trade secret and confidential. Upon termination of this Agreement, for any cause, Vendor shall return all items belonging to Wal-Mart and all copies of documents containing Wal-Mart's trade secrets, confidential information, knowledge, data or know-how in Vendor's possession or under Vendor's control.

9.       WAL-MART GIFT AND GRATUITY POLICY
         Wal-Mart Stores, Inc. has a very strict policy which forbids and prohibits the solicitation, offering or acceptance of any gifts, gratuities or any form of "pay-off" or facilitation fee as a condition of doing business with Wal-Mart; as a form of gratitude, or as an attempt to gain favor or accept merchandise or services at a lesser degree than what was agreed. Wal-Mart believes in delivering and receiving only the total quantity agreed.

         Any Vendor, factory or manufacturer who violates such policy by offering or accepting any form of gift or gratuity to any associate, employee, agent or affiliate of Wal-Mart Stores, Inc. will be subject to all loss of existing and future business, regardless of whether the gift or gratuity was accepted. In addition, a Vendor, factory or manufacturer who violates such policy, will be reported to the appropriate governmental authorities of the Vendor's respective and affiliated countries.

         Failure to report such information will result in severe action against such Vendor, trading company or factory including but not limited to termination of all existing and future business relationships and monetary damages.

A COPY OF THESE STANDARDS FOR VENDORS SHALL BE POSTED IN A LOCATION VISIBLE TO ALL EMPLOYEES AT ALL FACILITIES THAT MANUFACTURE PRODUCTS FOR WAL-MART STORES, INC.

ANY PERSON WITH KNOWLEDGE OF A VIOLATION OF ANY OF THESE STANDARDS BY A VENDOR OR A WAL-MART ASSOCIATE SHOULD CALL 1-800-WM-ETHIC (1-800-963-8442) (IN COUNTRIES OTHER THAN THE UNITED STATES, DIAL AT&T'S U.S.A. DIRECT NUMBER FIRST) OR WRITE TO: WAL-MART STORES, INC., BUSINESS ETHICS COMMITTEE, 702 SW 8TH ST., BENTONVILLE, AR 72716-8095.

As an officer of Swiss Natural Foods, a Vendor of Wal-Mart, I have read the principles and terms described in this document and understand my company's business relationship with Wal-Mart is based upon said company being in full compliance with these principles and terms. I further understand that failure by a Vendor to abide by any of the terms and conditions stated herein may result in the immediate cancellation by Wal-Mart of all outstanding orders with that Vendor and refusal by Wal-Mart to continue to do business in any manner with said Vendor. I am signing this statement, as a corporate representative of Swiss Natural Foods to acknowledge, accept and agree to abide by the standards, terms and conditions set forth in this Memorandum of Understanding between may company and Wal-Mart. I hereby affirm that all actions, legal and corporate, to make this Agreement binding and enforceable against Sam's Clubs have been completed.

VENDOR COMPANY NAME,
ADDRESS, TELEPHONE AND FAX NUMBER

Swiss Natural Goods Inc.                       Signature:
1031 Route 9W                                  /s/ Herbert Paul
Grandview, New York 10960                      Typed Name: Herb Paul
Tel: (914)-358-1212                            Title: Chief Financial Officer
Fax: (914)-358-2828

                                                                   Exhibit 10.17

Comprehensive Capital Corporation
Page 1

                            Swiss Natural Foods, Inc.
                                  1031 Route 9W
                            Grandview, New York 10960


Comprehensive Capital Corporation                                        , 1999
1600 Stewart Avenue, Suite 405
Westbury, New York 11590

Gentlemen:

         In connection with an initial public offering ("IPO") of Swiss Natural Foods, Inc. (the "Company"), which offering is being underwritten by Comprehensive Capital Corporation ("Comprehensive") the following sets forth our understanding with respect to Comprehensive providing financial advisory services for the Company.

         1. For a period of two (2) year commencing on the date hereof, Comprehensive will render financial consulting services to the Company as such services shall be required but in no event shall such services require more than two business days per month. Your services shall include the following:

                  (a) to advise and assist in matters pertaining to the financial requirements of our corporation and to assist, as and when required, in formulating plans and methods of financing;

                  (b) to prepare and present financial reports required by us and to analyze proposals relating to obtaining funds for our business, mergers and/or acquisitions;

                  (c) to assist in our general relationship with the financial community including brokers, stockholders, financial analysts, investment bankers, and institutions; and

                  (d) to assist in obtaining financial management, and technical and advisory services, and financial and corporate public relations, as may be requested or advisable.

         2. All services required to be performed hereunder shall be requested by the Company in writing and upon not less than seven business days notice, unless such notice is waived by you. Such notice shall be to the address specified above or to such other place as you shall designate to us in writing.

         3. For Comprehensive's services to be performed hereunder, and for Comprehensive's continued availability to perform such services, the Company will pay Comprehensive a fee in an amount equal to two (2%) percent of the gross proceeds of this offering (including the Over-Allotment Option) for services for two (2) years from the date hereof which sum is payable in full in advance on the closing date of the IPO.

Comprehensive Capital Corporation
Page 2

Further, we will reimburse Comprehensive for such reasonable out-of-pocket expenses as may be incurred by Comprehensive on the Company's behalf, but only to the extent authorized by the Company.

         4. This Agreement has been duly approved by the Company's Board of Directors.

         5. Comprehensive shall have no authority to bind the Company to any contract or commitment, inasmuch as Comprehensive's services hereunder are advisory in nature.

         6. Comprehensive will maintain in confidence all proprietary, non-published information obtained by you with respect to the Company during the course of the performance of your services hereunder and Comprehensive shall not use any of the same for your own benefit or disclose any of the same to any third party, without the Company's prior written consent, both during and after the term of this Agreement.

         7. This Agreement shall not be assignable by either party without the other party's prior written consent.

         8. This Agreement shall be binding upon, and shall inure to the benefit of the Company's and Comprehensive's respective successors and permitted assigns.

         9. The foregoing represents the sole and entire agreement between us with respect to the subject matter hereof and supersedes any prior agreements between us with respect thereto. This Agreement may not be modified, amended or waived except by a written instrument signed by the party to be charged. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of laws of such State.

         Please signify your agreement to the foregoing by signing and returning to us the enclosed copy of this Agreement which will thereupon constitute an agreement between us.
                                             Very truly yours,

                                             SWISS NATURAL FOODS, INC.


                                             BY__________________________
                                                Herbert Paul, President

Agreed and Consented to:

COMPREHENSIVE CAPITAL CORPORATION


BY____________________________________
         Olga Scoppa, President

                                                                   Exhibit 10.18


                         WARRANT EXERCISE FEE AGREEMENT

         AGREEMENT dated this            day of                , 1999, by and
among Comprehensive Capital Corporation,  Swiss Natural Foods, Inc. (the
"Company") and                                           (the "Warrant Agent").

                              W I T N E S S E T H:

         WHEREAS, in connection with a public offering of shares of Common Stock, and Common Stock Purchase Warrants (the "Warrants") of the Company, the Company intends to issue and sell up to 1,320,000 Warrants in accordance with an
agreement dated           , 1999 by and between the Company and the Warrant
Agent (the "Warrant Agreement"); and

         WHEREAS, the parties hereto wish to provide Comprehensive, a member of the National Association of Securities Dealers, Inc. ("NASD") with certain rights on an exclusive basis in connection with the exercise of the Warrants.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, the parties hereto agree as follows:

         Section 1. Description of the Warrants. The Company's Warrants may be
exercised after                       , 2000 and expire at 5:00 p.m. New York
City  time on                 2003 (the "Expiration Date"), subject to the
Company's right to extend the Expiration Date, at which time all rights evidenced by the Warrants shall cease and the Warrants shall become void. In accordance with the provisions of the Warrant Agreement, the holder of each Warrant shall have the right to purchase from the Company, and the Company shall issue and sell to such holders of Warrants, one fully paid and non-assessable share of the Company's Common Stock for every Warrant exercised at an exercise price of $6.25, subject to adjustment as provided in the Warrant Agreement (the "Exercise Price").

         Section 2. Notification of Exercise. Within five (5) days of the last day of each month commencing , 2000 (one year from the effective date of the Company's Registration Statement), the Warrant Agent will notify Comprehensive of each Warrant certificate which has been properly completed and delivered for exercise by holders of Warrants during each such month, if any, the determination of the proper completion to be in the sole and absolute reasonable discretion of the Company and the Warrant Agent. The Warrant Agent will provide Comprehensive with such information, in connection with the exercise of each Warrant, as Comprehensive shall reasonably request.

         Section 3. Payment to Comprehensive. The Company hereby agrees to pay to Comprehensive upon solicitation of the exercise of any Warrant by Comprehensive or any other member of the NASD an amount equal to five (5%) percent of the Exercise Price (i.e.

$.3125 per share based on the initial Exercise Price of the Warrants) for each Warrant exercised (the "Exercise Fee") a portion of which may be allowed by Comprehensive to the dealer who solicited the exercise (which may also be Comprehensive) provided that:

         (a)      such Warrant is exercised on or after                , 2000,
which represents one year from the effective date of the Company's Registration Statement;

         (b) at the time of exercise, the market price of the Company's Common Stock is higher than the applicable Exercise Price of the Warrant being exercised;

         (c) the holders of Warrants being exercised have indicated in writing, either in the Form of Election contained on the specimen Warrant Certificates attached hereto as Exhibits A, or by written documents signed and dated by the holders and specifically stating that the exercise of such Warrants were solicited by Comprehensive or another member of the NASD;

         (d) Solicitation of the exercise was in compliance with NASD Notice to Members 81-38; and

         (e) Comprehensive and/or the member of the NASD which solicited the exercise of Warrants delivers a certificate to the Company within five (5) business days of receipt of information relating to such exercised Warrants from the Warrant Agent in the form attached hereto as Exhibit B, stating that:

                  (1) the Warrants exercised were not held in a discretionary account or, if held in a discretionary account, prior specific written approval for such exercise has been received from the related customer;

                  (2) Comprehensive and the member of the NASD which solicited the exercise of Warrants did not, within the applicable number of business days under Regulation M (unless granted an exemption by the Securities and Exchange Commission from the provisions thereof), immediately preceding the date of exercise of the Warrant bid for or purchase the Common Stock of the Company or any securities of the Company immediately convertible into or exchangeable for the Common Stock (including Warrants) or otherwise engage in any activity that would be prohibited by Regulation M under the Securities Exchange Act of 1934, as amended, with one engaged in a distribution of the Company's securities;

                  (3) in connection with the solicitation, it disclosed the compensation it would receive as part of the original offering and upon exercise of the Warrant; and

                  (4) in connection with the solicitation, it complied with NASD Notice to Members 81-38.

         Section 4. Payment of the Exercise Fee. The Company hereby agrees to pay over to Comprehensive within two (2) business days after receipt by the Company of the certificate described in Section 3(e) above, but in no event later than simultaneously with the distribution of proceeds to the Company from such exercise of Warrant the Exercise Fee out of the proceeds it received from the applicable Exercise Price paid for the Warrants to which the certificate relates.

         Section 5. Inspection of Records. Comprehensive may at any time during business hours and upon reasonable prior written notice, , at its expense, examine the records of the Company and the Warrant Agent which relate to the exercise of the Warrants.

         Section 6. Termination. Comprehensive shall be entitled to terminate this Agreement prior to the exercise of all Warrants at any time upon five (5) business days' prior written notice to the Company and the Warrant Agent. Notwithstanding any such termination notice, Comprehensive shall be entitled to receive an Exercise Fee for the exercise of any Warrant for which it has already delivered to the Company prior to any such termination the certificate required by Section 3(e) of this Agreement and shall be entitled to receive such Exercise Fee simultaneously with the distribution of such proceeds to the Company.

         Section 7. Notices. Any notice or other communication required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed sufficiently given if sent by first class certified mail, return receipt requested, postage prepaid, addressed as follows: if to the Company at 1031 Route 9W, Grandview, New York 10960; if to Comprehensive at 1600 Stewart Avenue, Suite 405, Westbury, New York 11590; and if to the Warrant Agent at , or such other address as such party shall have given notice to the other parties hereto in accordance with this Section. All such notices or other communications shall be deemed given three (3) business days after mailing, as aforesaid.

         Section 8. Supplements and Amendments. The Company, the Warrant Agent and Comprehensive may from time-to-time supplement or amend this Agreement by a written instrument signed by the party to be charged, without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provisions contained herein or to make any other provisions in regard to matters or questions arising hereunder which the Company, the Warrant Agent and Comprehensive may deem necessary or desirable and which do not adversely affect the interests of the holders of Warrants.

         Section 9. Assignment. This Agreement may not be assigned by any party without the express written approval of all other parties, except that Comprehensive may assign this Agreement to its successors.

         Section 10. Governing Law. This Agreement will be deemed made under the laws of the State of New York with respect to matters of contract law and for all purposes shall be governed by and construed in accordance with the internal laws of said State, without regard to the conflicts of laws provisions thereof.

         Section 11. Benefits of this Agreement. Nothing in this Agreement shall be construed to give any person or corporation other than the Company, the Warrant Agent and Comprehensive any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of, and be binding upon, the Company, the Warrant Agent and Comprehensive and their respective successors and permitted assigns.

         Section 12. Descriptive Headings. The descriptive headings of the sections of this Agreement are inserted for convenience only and shall not control or affect the meanings or construction of any of the provisions hereof.

         Section 13. Superseding Agreement. This Agreement supersedes any and all prior agreements between the parties with respect to the subject matter hereof.

         Section 14. Exclusive Agreement. It is understood that this agreement is on an exclusive basis to solicit the exercise of the Warrants and that the Company may not engage other broker-dealers to solicit the exercise of Warrants without the consent of Comprehensive.

         Section 15. Conflict with Warrant Agreement. Any conflict between any term hereof and any term of the Warrant Agreement shall be resolved in favor of such provision contained in the Warrant Agreement except that nothing contained in the Warrant Agreement shall be construed to modify the amount of compensation payable to Comprehensive.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                         SWISS NATURAL FOODS, INC.


                                         By:
                                                   Herbert Paul, President

                                         COMPREHENSIVE CAPITAL CORPORATION


                                         By:
                                               Olga Scoppa, President

By:

                                   CERTIFICATE

The undersigned, being the ________________ of Comprehensive Capital Corporation ("Comprehensive") pursuant to Section 3(e) of the Warrant Exercise Fee Agreement relating to the exercise of Warrants dated , 1999 between Swiss Natural Foods, Inc. (the "Company") and (the "Warrant Agent") hereby certifies that:

         1. The Company or the Warrant Agent has notified Comprehensive that ______________ Warrants (as defined in the Agreement) have been exercised during
_____________, 200__.

         2. The exercise of ______________ of such Warrants was solicited by _______________________.

         3. Such Warrants were not held in a discretionary account or, if held in a discretionary account, prior specific written approval for such exercise has been received from the related customer.

         4. ______________ did not, within _____ business days immediately preceding _______________ 200_, bid for or purchase the Common Stock of the Company or any securities of the Company immediately convertible into or exchangeable for the Common Stock (including Warrants) or otherwise engage in any activity that would be prohibited by Regulation M under the Securities Exchange Act of 1934, as amended, with one engaged in a distribution of the Company's securities.

         5. In connection with the solicitation of the exercise of the Warrants, _____________ disclosed the compensation it will receive to holders of the Warrants as part of the original offering and upon exercise of the Warrants.

         6. In connection with the solicitation of the exercise of the Warrants, ____ complied with NASD Notice to Members 81-38.


DATED:                          , 200__
                                              COMPREHENSIVE CAPITAL CORPORATION


                                              By:


                                              Soliciting Broker-Dealer


                                              By:

                                                                   EXHIBIT 10.19

                               INDEMNITY AGREEMENT

         AGREEMENT, dated as of July 1, 1999 between SWISS NATURAL FOODS, INC. (the "Corporation"), a Delaware corporation, and ("Indemnitee").

                              W I T N E S S E T H :

         WHEREAS:

                  1. currently serves and performs valuable services for the Corporation as a director, and as such, may be the subject of claims, actions, suits or proceedings arising as a result of such service.

                  2. In order to induce Indemnitee to continue to serve as director, the Corporation has determined that it is in its best interests to enter into this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

         FIRST: Indemnification. The Corporation shall hold harmless and indemnify Indemnitee against any judgments, fines, claims, obligations, liabilities, amounts paid in settlement and expenses, including attorneys' fees, incurred directly or indirectly in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, "Action"), whether or not such Action is by or in the right of the Corporation to procure a judgment in its favor, including an Action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise (collectively, an "Enterprise") for which Indemnitee served in any capacity at the request of the Corporation, to which Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, or as a result of or in connection with any appeal thereof, by reason of the fact that Indemnitee is, was or at any time becomes a director or officer of the Corporation, or is or was serving or at any time serves such other Enterprise in any capacity, whether arising out of any breach of Indemnitee's duty as a director or officer of the Corporation or as a director, officer, employee or agent of such other Enterprise under any state or federal law or otherwise; provided, however, that no indemnity pursuant to this Article FIRST shall be paid by the Corporation (1) except to the extent the aggregate amount of losses to be indemnified exceeds the amount of such losses for which Indemnitee is actually paid pursuant to any policy or policies of insurance that may be maintained by the Corporation covering certain liabilities which may be incurred by its directors and officers in the performance of their services for the Corporation; (2) if a judgment or other final adjudication adverse to Indemnitee establishes that Indemnitee's acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that Indemnitee personally gained in fact a financial profit or other advantage to which Indemnitee was not legally entitled; or (3) if a final judgment by a court having jurisdiction in the matter shall determine that such indemnification is not lawful. The termination of any Action by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that Indemnitee acted in bad faith or that Indemnitee's acts were the result of active and deliberate dishonesty. For purposes of this Agreement, the Corporation shall be deemed to have requested a person to serve an employee benefit plan where the performance by such person of his duties to the Corporation also imposes duties on, or otherwise involves services by, such person to the plan or participants or beneficiaries of the plan; excise taxes assessed on a person with respect to an employee benefit plan pursuant to applicable law shall be considered fines; and action taken or omitted by a person with respect to an employee benefit plan in the performance of such person's duties for a purpose reasonably believed by such person to be either in the interest of the Corporation or in the interest of the participants and beneficiaries of the plan shall not be deemed to be in bad faith or the result of active and deliberate dishonesty.

         SECOND: Continuation of Indemnity. All agreements and obligations of the Corporation contained herein shall continue during the period Indemnitee shall serve as a director or officer of the Corporation and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Action, by reason of the fact that Indemnitee was a director or officer of the Corporation or served at the request of the Corporation in any capacity for any other Enterprise.

         THIRD: Notification and Defense of Action. Indemnitee will promptly notify the Corporation of any threatened or pending Action if a claim in respect thereof is to be made under this Agreement; provided, however, that the omission so to notify the Corporation will not relieve it from any liability which it may have to Indemnitee otherwise than under this Agreement. With respect to any Action as to which such notice is provided:

         A. The Corporation will be entitled to participate therein at its own expense; and,

         B. Except as otherwise provided below, the Corporation jointly with any other indemnifying party similarly notified may elect by notice to Indemnitee to assume the defense of any Action, with counsel reasonably satisfactory to Indemnitee. The Corporation will not be liable under this Agreement for any




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

legal or other expenses incurred by Indemnitee subsequent to Indemnitee's receipt of such notice in connection with the defense thereof other than reasonable costs of investigation or unless (1) the employment of separate counsel by Indemnitee has been authorized by the Corporation, (2) Indemnitee reasonably concludes that there may be a conflict of interest between the Corporation and Indemnitee in the defense of such Action, or (3) the Corporation does not in fact employ counsel to assume the defense of such Action. The Corporation shall not be liable for the expenses of more than one counsel for Indemnitee in connection with any Action or separate but similar or related Actions in the same jurisdiction arising out of the same general allegations or circumstances. The Corporation shall not be entitled to assume the defense of any Action as to which Indemnitee shall have reached the conclusion provided for in clause (2) above.

         C. Anything in this Agreement to the contrary notwithstanding, the Corporation shall not be required to indemnify Indemnitee under this Agreement for any amounts paid to settle any Action without its written consent. The Corporation shall not settle any Action in any manner which would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Corporation nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

         FOURTH: Advancement and Repayment of Expenses. The Corporation shall pay expenses incurred by Indemnitee in defending any Action which may give rise to a right of indemnification hereunder, in advance of the final disposition thereof, upon receipt of (1) a written request by Indemnitee accompanied by a copy of the statement paid or to be paid by Indemnitee and (2) an undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation hereunder.

         FIFTH:  Enforcement.

         A. The Corporation represents to Indemnitee that it has entered into this Agreement to induce Indemnitee to continue as a director or officer of the Corporation and acknowledges that Indemnitee is relying upon this Agreement in continuing in such capacity.

         B. If Indemnitee is required to bring any action to enforce its rights under this Agreement that is successful, the Corporation shall reimburse Indemnitee for all costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee in connection with such action.

         SIXTH: Indemnification Hereunder Not Exclusive. The rights to indemnification and advancement of expenses granted to Indemnitee under this Agreement shall not be deemed exclusive of, or in limitation of, any other rights to which Indemnitee may now or hereinafter be entitled under the State Statute, the Corporation's Certificate of Incorporation, as amended, or By-Laws, as now in effect or as hereafter amended, any agreement, any vote of shareholders or directors, any applicable law, or otherwise.

         SEVENTH:  Miscellaneous.

         A. All communications hereunder shall be in writing and shall be sent by registered or certified mail, return receipt requested; if intended for the Corporation, shall be addressed to it, at 1031 Route 9W, Upper Grandview, New York 10960, Attention: Herbert M. Paul, President, or at such other address of which the Company shall have given notice to Indemnitee in the manner herein provided; and if intended for Indemnitee shall be addressed to Indemnitee at , or at such other address of which Indemnitee shall have given notice to the Corporation in the manner herein provided.

         B. If any provision of this Agreement or part thereof is invalid, illegal or unenforceable, the balance of this Agreement or such provision shall remain in effect, and if any provision is inapplicable to any party or circumstance, it shall nevertheless remain applicable to all other parties and circumstances.

         C. This Agreement constitutes the entire understanding among the parties with respect to the subject matter hereof and no waiver or modification of the terms hereof shall be valid unless in writing signed by the party to be charged and only to the extent therein set forth.

         D. This Agreement shall be binding upon and shall inure to the benefit of Indemnitee and his or her heirs and legal representatives and the Corporation and its successors and assigns.

         E. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereto.

         F. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed wholly within said State without giving effect to conflict of laws principles thereof.

         IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement the day year first above written.

                                                 SWISS NATURAL FOODS, INC.

                                                 By:

                                                 Name:

                                                 Title:

                                                 Date:

                                                 Date:



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